UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)      The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2023

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT

For the period November 1, 2022 to October 31, 2023

Overview

Q4 2022 was a strong quarter for global bonds and equities, with positive returns across all the main asset classes and indices – closing the chapter on three consecutive quarters of across-the-board negative returns. The rally kicked off in October 2022 after US inflation surprised on the downside and the markets started to price in a slower pace of rate hikes by the US Federal Reserve (Fed). This coincided with the date of China’s 20th Party Congress, which led to the swift relaxation of COVID-19 policy measures: equity markets cheered China’s re-opening, but economists soon warned of growth headwinds when millions of Chinese got sick and household demand slumped yet again. Global equities jumped by 9.4% in Q4 2022, led by European stocks (DAX Index +14.9%) and Asian stocks (MSCI Asia +10.8%). Cyclical stock sectors out-performed (S&P Financials +13.0%), and tech stocks lagged (NASDAQ -0.3%). Emerging Markets (EM) equities kept pace with global markets (MSCI EM +9.2%), led by Turkey (+62.0%), China (+13.5%) and Korea (+18.1%), while Indonesia (-3.6%) and Brazil (+2.3%) lagged.

In Q1 2023, markets climbed the wall of worry and defied the bearish market expectations and a banking sector crisis to post strong returns across all asset classes. This was driven notably by strong gains in January as global markets celebrated the re-opening of China. Despite lingering inflation concerns, the rally was sustained by positive surprises in economic data releases, particularly in the US and EM. Global equities jumped by 7.2% in Q1 2023, led by European stocks (DAX Index +13.7%) and tech stocks (NASDAQ +20.5%). After a strong start, cyclical stock sectors retreated: notably financials (S&P Financials -1.6%), hit by the Silicon Valley bank (SVB) and Credit Suisse debacles. EM equities lagged the global markets’ rally (MSCI EM +4.0%), despite strong performance from EM heavyweights such as Mexico, Taiwan, and Korea (MSCI country Indices were up 20.3%, 14.8% and 9.5%, respectively). In credit markets, the lower core bond yields allowed indices to post strong returns despite tighter financial conditions: JP Morgan JULI, an Index of US IG corporate bonds rose by 3.6% in Q1 2023, as spreads widened by 4 basis points (bps) to 156 bps. This was matched by US High Yield (HY) bond prices, which posted a JP Morgan US Domestic High Yield Index return of 3.80% and saw spreads move tighter by 2 bps to 500 bps. Euro-denominated corporate IG bond prices rose by 2.0% as spreads widened by 6 bps to 1,170 bps. In a topsy turvy quarter for short-term interest rate expectations, the US dollar ended the period 1.1% lower versus developed market (DM) trading partners. EM FX outperformed, posting a 2.2% gain in nominal exchange rates owing notably to a strong rebound in Latin America and Central Europe. The uncertain growth outlook weighed on oil and gas prices, but other commodities performed well. Precious metals were buoyed by the lower interest rates, and gold rallied by 8%.

The banking crisis that started in Q1 2023 in the US continued to weigh on financial markets through the start of Q2 2023, when First Republic bank came under pressure and was eventually bought by JPMorgan Chase. This allowed global banking stocks to settle in early May, giving markets the space to focus on other things. The debt ceiling debate in the US briefly caused another period of heightened uncertainty during the month of May, when T-bill rates shot up, but the swift resolution of the issue allowed risk premia to ease again in June and markets to rally. The VIX Index of equity volatility fell back from 18 to 13.6 at the end of Q2 2023, its lowest level since the start of the pandemic. While headline inflation continued to decline in Q2 2023 (June US Consumer Price Index (CPI) 3.0% versus 5.0% in March), core inflation remained sticky (June Core CPI 4.8% versus 5.6% in March). Likewise, European core inflation came in at 5.4% in June versus 5.7% in March. Services inflation and upward pressure on wages from tight labour markets have been of concern to central banks, who tightened their policy rates further: the Fed hiked interest rates by another 25 bps in May, and then paused at the June Federal Open Market Committee (“FOMC”) for the first time in over a year but then signalled two further rate hikes for the remainder of 2023. The European Central Bank (ECB) hiked interest rates by 25 bps in both May and June, taking their deposit rate up to 3.5%. This upward pressure on funding costs caused further inversion in the core bond yield curves, especially in the US: the 2-year US treasury yield rose by 87 bps to 4.90%, and the 10-year treasury yield rose by 37 bps to 3.84%. In the UK, the 2-year Gilt yield rose by a whopping 183 bps to 5.27% during the quarter.

After a strong month in July 2023, adverse market ‘seasonality’ struck again for the rest of Q3 2023 – the weakest quarter for periodic returns for risky assets (0.09% average over 20 years), as bond and equity prices both posted losses owing to increasing signs that the Fed would be keeping interest rates higher for longer. That said, commodity prices posted strong gains, especially oil and gas prices, with Brent Crude Oil futures gaining 27% in Q3 2023. Global equities weakened by 3.8% (MSCI World), driven by European stocks (Eurostoxx50 -5.1%) and small-cap stocks (Rusell 2000 -5.5%). US stocks out-performed (S&P -3.6%), and EM were in-line (MSCI EM -3.7%), as Latin America lagged (-4.8%). The commodity-heavy UK FTSE 100 bucked the trend with a 1.0% positive return over the quarter. The bond market recorded a vicious move higher in core bond yields, led by the back end of the yield curve: the US treasury curve ‘bear-steepened’, as the ‘long bond’ (30-year) widened by 84 bps to 4.70 while the 2-year yield widened by just 15 bps

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

to 5.05%. The reference 10-year bond yield widened by 73 bps to 4.57%, of which 61 bps came from higher real yields. The US 10-year real yield closed the quarter at 2.23%, the highest level since November 2008, but still 50 bps below the average of the decade prior to the global financial crisis.

Bond and equity prices fell again in October 2023, as Hamas’ attack on Israel on October 7 sent the oil prices higher and risk assets lower. In addition, a slew of stronger than expected US economic data solidified the ‘higher for longer’ narrative on US Fed funds, creating strong headwinds for financial markets. Global equities weakened by 3.0% (MSCI World), driven by small caps (Russell -6.91%). US stocks out-performed (S&P -2.2%), and EM lagged (MSCI EM -3.9%), led by Latin America (-4.8%). The bond market recorded another move higher in core bond yields, led by the back end of the yield curve: the US treasury curve ‘bear-steepened’, as the ‘long bond’ (30-year) widened by 39 bps to 5.10 while the 2-year yield widened by just 4 bps to 5.09%. The reference 10-year bond yield widened by 36 bps to 4.93%, of which 29 bps came from higher real yields (the US 10-year real yield went up to 2.51%).

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +12.06% (net of fees) versus +10.06% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI GD”), 25% JP Morgan Emerging Local Markets Index Plus (“JP Morgan ELMI+”), 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”). Security selection within local currency and external debt were contributors to performance. The Fund’s off benchmark allocation to Corporate Debt was the largest detractor from performance over the period. China and Brazil also were amongst the largest detractors from Fund performance. Venezuela was the largest contributor to Fund performance over the period.

China’s underperformance was driven by exposure to the property sector, with bonds revisiting the lows seen late last year (2022). Property sales in China started the year strong, +8.2% in Q1 2023 (for top 100 developers in the country) but by the end of Q2 2023 the numbers turned back into the red with June numbers showing a year on year (yoy) decline of 40%. The post COVID-19 economic rebound in China seems to have run out of steam in Q2 2023 and the Chinese Government delivered more economic stimulus in Q3 which resulted in property sales picking up in September. Average credit spreads in China were wider by 43 bps during the quarter compared to an average tightening of 38 bps for the broad index.

Security selection and exposure to high yield bonds in the petrochemicals sector in Brazil was one of the main sources of negative alpha. With liquidity conditions remaining very tight in the country, after aggressive monetary tightening by the Central Bank to tackle inflation, the more levered names have been struggling to refinance and have been underperforming the rest of the market.

Negotiations between the Venezuelan government and opposition representatives in Barbados resulted in a political agreement on the conditions for free and fair elections. This satisfied the US Government, which announced a broad license temporarily authorising transactions involving the oil and gas sector in Venezuela, which, in our view, should lead to a rapid increase in oil and gas production and thus better recovery value for Venezuelan bonds. Moreover, the US also removed the ban on secondary trading of Venezuelan bonds by US persons, prompting many US based brokers and investors to start participating in the market for Venezuelan and Petroleos de Venezuela, S.A (PDVSA) debt again and creating sudden demand for the bonds.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign issuers of emerging market countries that are denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +12.33% (net of fees) versus +13.50% for the JP Morgan GBI-EM GD. Allocations to the Turkish lira, Russian ruble and Brazilian real were the main contributors to Fund performance. Allocations to the Chinese yuan, Czech koruna and Thai bhat were the main detractors from Fund performance.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

The Turkish core CPI inflation rose by 8.8% to 64.9% and PPI inflation increased by 4.9% to 49.4% in August 2023. The move highlights the challenges faced by the new economy team headed by Mehmet Simsek. Real GDP growth rose by 3.5% quarter on quarter (qoq) in Q2 2023 as the yoy rate declined by only 10 bps to 3.8% (market consensus 3.1% yoy). Trade deficit widened to USD -12.2bn in July from USD -5.2bn the previous month, below consensus by USD 0.2bn. The manufacturing PMI declined 0.9pts to 49.0pts in August.

The Brazilian Ministry of Finance provided updated growth forecasts for the economy, upping its 2023 forecast to 3.2% from its earlier 2.5% projection. The Ministry also updated its inflation forecast to 4.9% for 2023 and to 3.4% for 2024. The rapid decline of inflation has permitted the Central Bank to commence its rate normalization, cutting its policy rate to 12.75% in September, in line with market expectations, and indicated that a steady pace of cuts would follow. President Lula’s cabinet reshuffle increased the government’s political base in Congress to 349 deputies and 58 senators, aiding the president’s reform agenda with more than sufficient representatives for a 3/5 constitutional majority. Lula acknowledged that the government will not likely meet its 0% primary fiscal target in 2024, as the administration does not intend to cut investments which are driving growth.

The Bank of Thailand increased its policy rate to 2.50%. This brings the policy rate to its highest level since November 2013. Following the eighth consecutive 25 bps hike, the central bank signalled rates do not need to go higher from here, stating the rate is “appropriate for supporting long-term sustainable growth”. This comes after the removal of language stating that decisions were “gradual and measured” in the August 2023 statement. Looking to 2024, we believe upside risks to inflation still exist, the government’s expansionary fiscal policy will support consumer demand, and El Niño may have an uncertain impact on the agriculture industry. In other news, Thailand’s current account balance was USD 401m in August, below the expected figure of USD 660m, although up from the revised July figure of USD -508m.

Ashmore Emerging Markets Corporate Income Fund

The Ashmore Emerging Markets Corporate Income Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +12.06% (net of fees) versus +9.18% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“JP Morgan CEMBI BD”). Venezuela was the main contributor to Fund performance. China and Brail were amongst the largest detractors from Fund performance.

In Venezuela, the gradual relaxation of restrictions on Venezuelan oil production and export over the period have boosted asset prices. Negotiations between the Venezuelan government and opposition representatives in Barbados resulted in a political agreement on the conditions for free and fair elections. This satisfied the US Government, which announced a broad license temporarily authorising transactions involving the oil and gas sector in Venezuela, which, in our view, should lead to a rapid increase in oil and gas production and thus better recovery value for Venezuelan bonds. Moreover, the US also removed the ban on secondary trading of Venezuelan bonds by US persons, prompting many US based brokers and investors to start participating in the market for Venezuelan and Petroleos de Venezuela, S.A (PDVSA) debt again and creating sudden demand for the bonds.

China underperformance was driven by exposure to the property sector, with bonds revisiting the lows seen late last year (2022). Property sales in China started the year strong, +8.2% in Q1 2023 (for top 100 developers in the country) but by the end of Q2 2023 the numbers turned back into the red with June numbers showing a yoy decline of 40%. The post COVID-19 economic rebound in China seems to have run out of steam in Q2 2023 and the Chinese Government delivered more economic stimulus in Q3 which resulted in property sales picking up in September. Average credit spreads in China were wider by 43 bps during the quarter compared to an average tightening of 38 bps for the broad index.

Security selection and exposure to high yield bonds in the Petrochemicals sector in Brazil was the main source of negative alpha. With liquidity conditions remaining very tight in the country, after aggressive monetary tightening by the Central Bank to effectively tackle inflation, the more levered names have been struggling to refinance and have been underperforming the rest of the market.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +22.63% (net of fees) versus +8.65% for the JP Morgan CEMBI BD 1-3 Year. Venezuela was the main country contributor to Fund performance. Positions in China and Brazil were amongst the largest detractors from Fund performance.

In Venezuela, the gradual relaxation of restrictions on Venezuelan oil production and export over the period have boosted asset prices. Negotiations between the Venezuelan government and opposition representatives in Barbados resulted in a political agreement on the conditions for free and fair elections. This satisfied the US Administration, which announced a broad license temporarily authorising transactions involving the oil and gas sector in Venezuela, which should lead to a rapid increase in oil and gas production and thus better recovery value for the bonds. Moreover, the US also removed the ban on secondary trading of Venezuelan bonds by US persons, prompting many US based brokers and investors to start participating in the market for Venezuela and Petroleos de Venezuela, S.A (PDVSA) debt again and creating sudden demand for the bonds.

China underperformance was driven by exposure to the Property sector, with bonds there revisiting the lows seen late last year (2022). Property sales started the year strong, +8.2% in Q1 (for top 100 developers in the country) but by the end of Q2 the numbers turned back into the red with June numbers showing a yoy decline of 40%. The post COVID-19 economic rebound in China seems to have run out of steam in Q2 2023 and the Government is now expected to deliver more economic stimulus in the next quarter to avoid the economy being trapped in a negative loop of disappointing economic growth, leading to a further drop in consumer confidence and thus impacting consumer spending going forward. Average credit spreads in China were wider by 43 bps during the quarter compared to an average tightening of 38 bps for the broad index.

Security selection and exposure to high yield bonds in the petrochemicals sector in Brazil was one of the main sources of negative alpha. With liquidity conditions remaining very tight in the country, after aggressive monetary tightening by the Central Bank to tackle inflation, the more levered names have been struggling to refinance and have been underperforming the rest of the market.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +7.95% (net of fees) versus +10.80% for the MSCI Emerging Markets Net.

India Banks (HDFC Bank) was amongst one of the weaker performers over the period. The company recently merged with HDFC LTD and saw market performance driven by one-off impacts from the merger. Another poor performer included South Korean Materials (LG Chem), which is home to one of the largest global producers of EV batteries. In our view, the company is well positioned to capture long-term structural growth drivers in the industry, but performance lagged as projected short-term growth in electric vehicle (EV) distribution from incumbent car manufacturers was moderated.

In October 2023, our position in Zambian Materials (First Quantum) performed poorly. The business has significant copper mines in Panama and performed poorly after the President announced a national referendum on a 20-year contract that has faced local opposition.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Areas of the market that contributed to performance include Chinese (Xpeng) & Indian (Maruti Suzuki) autos. In the former, the company benefited from an 8.5% increase in EV sales in August as China surpassed both Germany and Japan as the largest exporter of electric vehicles in the world. In the latter, the company benefitted from a strong growth in volume and an improving product mix as SUVs increased in popularity.

The strategy’s exposure to the Gulf Cooperation Council (GCC) was a positive driver of performance. UAE Real Estate (Emaar Properties, Aldar Properties) benefitted from tight land supply and positive demand/pricing trends from overseas investors.

South Korean Capital Goods (HD Korea Shipbuilding & Offshore Engineering) contributed to performance. The company benefitted from multiple new contracts that were awarded to build Liquefied Natural Gas (LNG) carriers.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +9.85% (net of fees) versus +17.20% for the MSCI Emerging Markets Small Cap Index. Positions in South Korea, Thailand and Indonesia were amongst the largest contributors to Fund performance. Positions in Taiwan, India, Brazil and Malaysia were amongst the largest detractors from performance.

Strategy headwinds included poor performance from My EG Services, a Malaysian e-service provider for the national government. At the beginning of February, a rumour emerged that suggested the company would no longer be involved in the country’s immigration services. The stock sold-off despite indications that this rumour was unfounded. Later in the year management announced a slower role out of new projects.

In Brazil our weakness was driven by Vasta Platform (education provider) and TOTVS (ERP software provider), two domestic oriented companies that fell on fiscal policy uncertainty despite what we believe to be decent financial results.

Our investment in Dentium, a South Korean dental implant company, was the strongest performer over the period. This is a long-standing investment that was supported by a high level of profitability and a strong ROE which aided an earnings multiple re-rate.

Multi Commodity Exchange of India was the strongest performing company in Q3 2023. In our view, the exchange operates with significant market share and has proven to be resilient to new entrants over time and produces high return on invested capital.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning -0.42% (net of fees) versus -2.57% for the MSCI Frontier Markets + Select EM Countries Capped Index.

In the UAE, Network International was the primary driver of returns. The payments solution company received multiple takeover proposals that drove the stock higher. Ultimately the company was purchased by Brookfield AM in June. Other investments that performed well include Emaar Properties and Emaar Development in the UAE. These companies benefitted from tight land supply and positive demand/pricing trends from overseas investors. In Saudi Arabia, United International transportation and Al Hammadi were the best performing companies. The former is a car rental company that has benefitted from increased tourism, while the latter is a hospital operating company that has benefitted from a significant growth in earnings over the past year.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

The Fund’s investments in Vietnam’s FPT, one of country’s largest technology companies, was supported by significant growth in top-line revenue, and strong guidance from overseas expansion. The company also expects future growth will be aided by Artificial Intelligence (AI) adoption, and predictions that Vietnam will play a larger role in the global semiconductor industry.

In Kazakhstan, our holding in Kaspi, a digital ecosystem that serves an underpenetrated market, performed well. The company has three primary verticals focused on ecommerce, financial technology and payments that all saw significant growth in revenue and profit. Growth has also been aided by selective acquisitions.

From a country perspective, Egypt was the largest headwind to performance over the period. Our exposure to Fertiglobe had performed well over the first nine months of 2022, but sold off at the end of the year on a dampened outlook for urea prices, and an investor rotation into other areas of the market.

In October 2023, our position in Zambian mining company First Quantum performed poorly. The business has significant copper mines in Panama and performed poorly after the President announced a national referendum on a 20-year contract that has faced local opposition.

In Europe, our exposure to Bank of Georgia and Banca Transilvania supported returns with net profit increasing by 40% in the first half of 2023.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +13.65% (net of fees) versus +10.80% for the MSCI Emerging Markets Net.

Positions in South Korea, Mexico and Saudi Arabia were amongst the largest contributors to performance.

In South Korea, SK Hynix (manufacturer of memory semiconductor chips) benefitted from structural opportunities presented by AI and the increased demand for high-end memory technology while Classys (producer of beauty/pharmaceutical devices) saw growth driven by new product launches and geographic expansion to the US and China. Our exposure to Fomento Economico (‘FEMSA’), a Mexican conglomerate driven by growth in its convenient store operations (‘Oxxo’), was the top performing company. To-date FEMSA has also seen geographic expansion across Latin America and simplified the company structure. Other companies that did well include Elm, a Saudi Arabian application developer that is well positioned to benefit from the country’s digital transformation initiatives and e-government services. In India, the Multi Commodity Exchange saw a large increase in option ADTV.

Positions in China, Brazil and Taiwan were amongst the largest detractors from performance.

Our expectation for a non-linear economic recovery was realized and driven by dampened consumer sentiment and a weak property sector. While we reduced our exposure to the country in the first quarter of the year, our position in companies like Xiabuxiabu (restaurant operator), JD.com (e-commerce) and Meituan (online marketplace/food delivery) ultimately weighed on performance. While we remain mindful of the macro challenges the country faces, and our underweight position relative to the index, we have used this period of market weakness to add to our positions in companies with strong structural growth opportunities that, in our view, are trading at attractive valuations.

Ashmore Emerging Markets Equity ESG Fund

The Ashmore Emerging Markets Equity ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG (Environmental, Social and Governance) criteria.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class outperformed its benchmark, returning +14.45% (net of fees) versus +10.80% for the MSCI Emerging Markets Net.

Our investment in Dentium, a South Korean dental implant company, was the strongest performer over the period. This is a long-standing investment that was supported by a high level of profitability and a strong ROE which aided an earnings multiple re-rate. Our exposure to Fomento Economico (‘FEMSA’), a Mexican conglomerate driven by growth in its convenient store operations (‘Oxxo’), was the top performing company. To-date FEMSA has also seen geographic expansion across Latin America and simplified the company structure. Other companies that did well include Elm, a Saudi Arabian application developer that is well positioned to benefit from the country’s digital transformation initiatives and e-government services.

The weakest performing company over the period was our investment in TOTVS, a Brazilian ERP software provider that was hurt by weak domestic demand. Arezzo Industria was another company hurt by a poor Brazilian domestic backdrop. HDFC Bank was another poor performer after the company recently merged with HDFC LTD and saw market performance driven by one-off impacts from the merger.

Ashmore Emerging Markets Low Duration Fund (formerly, Ashmore Emerging Markets Short Duration Select Fund)

The Ashmore Emerging Markets Short Duration Select Fund was renamed Ashmore Emerging Markets Low Duration Fund on August 1, 2023.

The Ashmore Emerging Markets Low Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +6.88% (net of fees) versus +5.20% for the JP Morgan CEMBI Broad Diversified Investment Grade 1-3 Year.

Security selection in Mexico and India contributed to performance whilst security selection in Colombia detracted from performance over the period.

Mexico’s government submitted its 2024 budget proposal with a 1.2% of Gross Domestic Product (GDP) primary deficit and a 5.4% of GDP total deficit, wider than had been expected, with GDP growth of 2.5%-3.5% based on a conservative oil price. Net debt is expected to reach 48.8% of GDP at the end of Andrés Manuel López Obrador’s presidency in 2024, 5.2% higher than at the start of his presidency.

Growth estimates for India were marked up following strong Q2 2023 data, with Gross Domestic Product up 7.8% year on year. The announcement that JP Morgan will add Indian government bonds to its Global Bond Index in June 2024 is expected to trigger sizeable inflows into the domestic bond market and, in our view, should produce wider benefits for Indian securities in general while pushing the balance of payments further into surplus.

The underperformance in Colombia was driven by exposure to an airline that has recently gone through a corporate merger.

Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund)

The Ashmore Emerging Markets Investment Grade Income Fund was renamed Ashmore Emerging Markets Debt Fund on August 1, 2023.

Also effective August 1, 2023, the principal investment strategy of Ashmore Emerging Markets Debt Fund changed to (i) focus on investments in debt instruments of Sovereigns and Quasi-Sovereigns denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7); (ii) invest at least 80% of the Fund’s net assets in bonds and other debt instruments; (iii) reflect more limited derivatives usage; and (iv) permit investments in obligations of any credit quality, including in securities rated below investment grade.

ASHMORE FUNDS

INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class underperformed its benchmark, returning +3.41% (net of fees) versus +8.36% for the JP Morgan EMBI GD.

Positions in the UAE, Argentina and Venezuela were the largest country detractors over the period, as was the underweight position in Turkey. The largest contributors were Pakistan and an underweight position in Panama.

Ashmore Emerging Markets Corporate Income ESG Fund

The Ashmore Emerging Markets Corporate Income ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated principally in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy ESG (Environmental, Social and Governance) criteria.

Over the period, the Fund’s institutional class underperformed its benchmark, returning +3.36% (net of fees) versus +9.18% for the JP Morgan CEMBI BD. Positions in Brazil, Chile and Macau were amongst the largest detractors from Fund performance. Security selection in Mexico and South Africa contributed to Fund performance.

Positions in a Brazilian retailer and a telecom company, as well as a Chilean telecom company, were the main detractors from performance. Positions in Mexico, notably in the finance sector, South Africa and Poland were the main contributors to performance.

Security selection in Consumer Cyclical and communication names were the main detractors over the period. Utilities and financials were positive over the period.

GLOSSARY OF TERMS

MSCI Emerging Markets Net (“MSCI EM Net”): A free float-adjusted market capitalization index that is designed to measure equity market performance in the global Emerging Markets.

S&P 500 Index: Measures the value of the stocks of the 500 largest corporations by market capitalization listed on the New York Stock Exchange or Nasdaq.

JP Morgan EMBI Global Diversified (“JP Morgan EMBI GD)”: A uniquely weighted USD-denominated Emerging Markets sovereign index. It provides full coverage of the Emerging Markets asset class with representative countries, investable instruments (sovereign and quasi-sovereign), and transparent rules. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”): A comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

JP Morgan Emerging Local Markets Index Plus: Tracks total returns for local currency denominated money market instruments in 23 Emerging Markets.

JP Morgan CEMBI: Tracks the performance of US dollar-denominated bonds issued by emerging market corporate entities.

JP Morgan CEMBI Broad Diversified (“JP Morgan CEMBI BD”): Consists of an investable universe of corporate bonds and tracks total returns of USD-denominated debt instruments issued by corporate entities in Emerging Markets countries.

JP Morgan CEMBI Investment Grade Broad Diversified (“JP Morgan CEMBI IG BD”): A sub index of the JPM CEMBI BD which contains instruments that carry an investment grade rating.

JP Morgan CEMBI Broad Diversified 1-3 Year (“JP Morgan CEMBI BD 1-3 Year”): A sub index of the JPM CEMBI BD which contains instruments that have a maturity greater than 1 year and less than 3 years.

JP Morgan CEMBI Broad Diversified Investment Grade 1-3 Year (“JP Morgan CEMBI BD IG 1-3 Year”): A sub index of the JPM CEMBI BD which contains investment grade instruments that have a maturity greater than 1 year and less than 3 years.

MSCI Emerging Markets Small Cap Net (“MSCI EM Small Cap Net”): A free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global Emerging Markets.

MSCI Frontier Markets + Select EM Countries Capped Index Net TR (“MSCI FR + Select EM”): A customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt, Pakistan and Kuwait, together with a country cap of 15%.

MSCI Frontier Markets Index Net TR: MSCI Frontier Market Index captures large and mid cap representation across Frontier Market Countries.

Basis points (“bps”): A unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark.

Gross Domestic Product (“GDP”): Measures the monetary value of final goods and services—that is, those that are bought by the final user—produced in a country in a given period of time.

Purchase Managers Index (“PMI”): Is a survey-based indicator of business conditions, which includes individual measures (‘sub-indices’) of business output, new orders, employment, costs, selling prices, exports, purchasing activity, supplier performance, backlogs of orders and inventories of both inputs, etc.

Return on Equity (“ROE”): Is the measure of a company’s net income divided by its shareholders’ equity.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The expenses shown are for the fiscal year and may differ from the current prospectus.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2023 or the inception date (if later), through October 31, 2023.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ashmore Emerging Markets Total Return Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820405

BLOOMBERG:

TICKER: EMKIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820835

BLOOMBERG:

TICKER: EMKAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820827

BLOOMBERG:

TICKER: EMKCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	10 Year
Institutional Class	12.06%	-3.92%	-1.07%
Retail Class A (load-waived)	11.65%	-4.16%	-1.32%[3]
Retail Class A (unadjusted)[1]	7.18%	-4.93%	-1.72%[3]
Retail Class C (load-waived)	11.14%	-4.83%	-1.90%[3]
Retail Class C (unadjusted)[1]	10.14%	-4.83%	-1.90%[3]
50/25/25 Composite Benchmark[2]	10.06%	0.12%	0.63%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JP Morgan Government Bond Index-Emerging Markets Global Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$987.80	$988.10	$984.40	$1,019.96	$1,018.72	$1,014.92

Expense Ratio (Gross / Net)	1.26% / 1.04%	1.49% / 1.29%	2.26% / 2.04%	1.26% / 1.04%	1.49% / 1.29%	2.26% / 2.04%

Expenses Paid*	$5.21	$6.45	$10.20	$5.30	$6.55	$10.36

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Local Currency Bond Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820207

BLOOMBERG:

TICKER: ELBIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820876

BLOOMBERG:

TICKER: ELBAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820868

BLOOMBERG:

TICKER: ELBCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	10 Year
Institutional Class	12.33%	0.14%	-1.20%
Retail Class A (load-waived)	12.11%	-0.09%	-1.44%[3]
Retail Class A (unadjusted)[1]	7.71%	-0.90%	-1.84%[3]
Retail Class C (load-waived)	11.41%	-0.81%	-2.05%[3]
Retail Class C (unadjusted)[1]	10.41%	-0.81%	-2.05%[3]
JP Morgan GBI-EM GD2	13.50%	0.29%	-1.16%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$974.60	$973.80	$971.30	$1,021.32	$1,020.06	$1,016.27

Expense Ratio (Gross / Net)	2.57% / 0.77%	2.79% / 1.02%	3.42% / 1.77%	2.57% / 0.77%	2.79% / 1.02%	3.42% / 1.77%

Expenses Paid*	$3.83	$5.07	$8.81	$3.92	$5.19	$9.01

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Corporate Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820504

BLOOMBERG:

TICKER: EMCIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820603

BLOOMBERG:

TICKER: ECDAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820702

BLOOMBERG:

TICKER: ECDCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	10 Year
Institutional Class	12.06%	-1.90%	1.32%
Retail Class A (load-waived)	11.75%	-2.15%	1.06%[3]
Retail Class A (unadjusted)[1]	7.21%	-2.95%	0.65%[3]
Retail Class C (load-waived)	10.75%	-2.90%	0.47%[3]
Retail Class C (unadjusted)[1]	9.75%	-2.90%	0.47%[3]
JP Morgan CEMBI BD2	9.18%	1.95%	3.06%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$999.20	$998.70	$993.10	$1,020.66	$1,019.40	$1,015.61

Expense Ratio (Gross / Net)	1.23% / 0.90%	1.48% / 1.15%	2.23% / 1.90%	1.23% / 0.90%	1.48% / 1.15%	2.23% / 1.90%

Expenses Paid*	$4.54	$5.80	$9.56	$4.59	$5.86	$9.67

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Short Duration Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Share class information

INSTITUTIONAL CLASS

Launch date: June 24, 2014

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820694

BLOOMBERG:

TICKER: ESFIX

RETAIL CLASS A

Launch date: September 23, 2014

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820728

BLOOMBERG:

TICKER: ESFAX

RETAIL CLASS C

Launch date: June 13, 2017

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820710

BLOOMBERG:

TICKER: ESFCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	Since incpt[1]
Institutional Class	22.63%	-6.56%	-0.09%
Retail Class A (load-waived)	22.36%	-6.77%	-0.25%
Retail Class A (unadjusted)[1]	19.57%	-7.53%	-0.70%
Retail Class C (load-waived)	21.32%	-7.53%	-5.41%
Retail Class C (unadjusted)[1]	20.32%	-7.53%	-5.41%
JP Morgan CEMBI BD 1-3 Year[2]	8.65%	2.19%	2.52%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified 1-3 Year. Since inception returns are from the inception of the Institutional Class.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$1,110.50	$1,112.60	$1,104.90	$1,021.26	$1,020.01	$1,016.23

Expense Ratio (Gross / Net)	1.19% / 0.78%	1.44% / 1.03%	2.18% / 1.78%	1.19% / 0.78%	1.44% / 1.03%	2.18% / 1.78%

Expenses Paid*	$4.17	$5.48	$9.44	$3.99	$5.24	$9.04

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Active Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: November 1, 2016

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820595

BLOOMBERG:

TICKER: EMQIX

RETAIL CLASS A

Launch date: November 1, 2016

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820629

BLOOMBERG:

TICKER: EMQAX

RETAIL CLASS C

Launch date: November 1, 2016

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820611

BLOOMBERG:

TICKER: EMQCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	Since incpt[1]
Institutional Class	7.95%	-0.48%	1.94%
Retail Class A (load-waived)	7.68%	-0.73%	1.71%
Retail Class A (unadjusted)[1]	2.00%	-1.79%	0.93%
Retail Class C (load-waived)	6.89%	-1.46%	0.95%
Retail Class C (unadjusted)[1]	5.89%	-1.46%	0.95%
MSCI EM Net[2]	10.80%	1.59%	2.65%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$933.40	$933.50	$929.50	$1,020.06	$1,018.80	$1,015.04

Expense Ratio (Gross / Net)	2.03% / 1.02%	2.28% / 1.27%	2.93% / 2.02%	2.03% / 1.02%	2.28% / 1.27%	2.93% / 2.02%

Expenses Paid*	$4.97	$6.19	$9.81	$5.19	$6.46	$10.24

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Small-Cap Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: October 4, 2011

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820116

BLOOMBERG:

TICKER: ESCIX

RETAIL CLASS A

Launch date: February 1, 2012

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820793

BLOOMBERG:

TICKER: ESSAX

RETAIL CLASS C

Launch date: August 23, 2012

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820785

BLOOMBERG:

TICKER: ESSCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	10 Year
Institutional Class	9.85%	7.13%	2.86%
Retail Class A (load-waived)	9.53%	6.88%	2.60%[3]
Retail Class A (unadjusted)[1]	3.76%	5.74%	2.04%[3]
Retail Class C (load-waived)	8.69%	6.15%	2.00%[3]
Retail Class C (unadjusted)[1]	7.69%	6.15%	2.00%[3]
MSCI EM Small Cap Net[2]	17.20%	7.78%	3.68%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Small Cap Net. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$951.10	$949.20	$946.20	$1,018.80	$1,017.54	$1,013.76

Expense Ratio (Gross / Net)	3.21% / 1.27%	3.46% / 1.52%	4.18% / 2.27%	3.21% / 1.27%	3.46% / 1.52%	4.18% / 2.27%

Expenses Paid*	$6.25	$7.47	$11.13	$6.46	$7.73	$11.52

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Frontier Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: November 1, 2013

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820736

BLOOMBERG:

TICKER: EFEIX

RETAIL CLASS A

Launch date: May 7, 2014

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820751

BLOOMBERG:

TICKER: EFEAX

RETAIL CLASS C

Launch date: May 7, 2014

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820744

BLOOMBERG:

TICKER: EFECX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	Since incpt[1]
Institutional Class	-0.42%	2.86%	2.56%
Retail Class A (load-waived)	-0.72%	2.58%	1.20%[2]
Retail Class A (unadjusted)[1]	-5.89%	1.49%	0.63%[2]
Retail Class C (load-waived)	-1.51%	1.81%	0.51%[2]
Retail Class C (unadjusted)[1]	-2.48%	1.81%	0.51%[2]
MSCI FM + Select EM3	-2.57%	N/A	N/A
MSCI Frontier Markets Net[3]	4.82%	1.15%	1.38%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2Class C Shares performance reflects conversion to Class A Shares after eight years.

3The index disclosed in the line graph is the MSCI Frontier Markets Index Net TR. Effective December 31, 2019, the Fund started using the MSCI Frontier Markets +Select EM Countries Capped Index Net TR with performance of the index beginning on December 31, 2019. Prior to this, the Fund’s benchmark was the MSCI Frontier Markets Index Net TR from inception. Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, Ashmore. The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties) makes any express or implied warranties or representations with respect to such data or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits,) even if notified of the possibility of such damages. The MSCI Frontier + Select Emerging Markets Countries Capped Index is a customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt and Pakistan, together with a country cap of 15%. You cannot invest directly in an index. Since inception returns are from the inception of the Institutional Class.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Ashmore Emerging Markets Frontier Equity Fund

FUND SUMMARY (UNAUDITED) (CONTINUED)

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$966.70	$965.80	$961.60	$1,017.54	$1,016.28	$1,012.50

Expense Ratio (Gross / Net)	2.08% / 1.52%	2.32% / 1.77%	3.08% / 2.52%	2.08% / 1.52%	2.32% / 1.77%	3.08% / 2.52%

Expenses Paid*	$7.53	$8.77	$12.46	$7.73	$9.00	$12.78

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: June 21, 2011

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820819

BLOOMBERG:

TICKER: EMFIX

RETAIL CLASS A

Launch date: February 24, 2012

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820777

BLOOMBERG:

TICKER: EMEAX

RETAIL CLASS C

Launch date: August 23, 2012

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820769

BLOOMBERG:

TICKER: EMECX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	5 Year	10 Year
Institutional Class	13.65%	5.50%	3.15%
Retail Class A (load-waived)	13.26%	5.22%	2.89%[4]
Retail Class A (unadjusted)[1]	7.31%	4.09%	2.34%[4]
Retail Class C (load-waived)	12.45%	4.52%	2.30%[4]
Retail Class C (unadjusted)[1]	11.45%	4.52%	2.30%[4]
MSCI EM Net[2]	10.80%	1.59%	1.19%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net. 3The Fund did not have any Class C shares outstanding from August 9, 2016 to March 3, 2017 (the “Gap Period”), but had Class C shares outstanding for all other periods shown. For the Gap Period, performance shown for Class C shares is derived from the historical performance of the Fund’s Class A shares during such period, adjusted to reflect the higher Distribution and/or Service (12b-1) Fees payable by Class C shares. 4Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$955.60	$953.30	$949.80	$1,020.06	$1,018.80	$1,015.02

Expense Ratio (Gross / Net)	1.47% / 1.02%	1.72% / 1.27%	2.47% / 2.02%	1.47% / 1.02%	1.72% / 1.27%	2.47% / 2.02%

Expenses Paid*	$5.03	$6.25	$9.93	$5.19	$6.46	$10.26

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity ESG Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Equity ESG Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

Share class information

INSTITUTIONAL CLASS

Launch date: February 26, 2020

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820454

BLOOMBERG:

TICKER: ESIGX

RETAIL CLASS A

Launch date: February 26, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820470

BLOOMBERG:

TICKER: ESAGX

RETAIL CLASS C

Launch date: February 26, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820462

BLOOMBERG:

TICKER: ESCGX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	Since incpt[1]
Institutional Class	14.45%	0.86%
Retail Class A (load-waived)	14.21%	0.63%
Retail Class A (unadjusted)[1]	8.24%	-0.82%
Retail Class C (load-waived)	13.32%	-0.07%
Retail Class C (unadjusted)[1]	12.32%	-0.07%
MSCI EM Net[2]	10.80%	-1.04%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$936.70	$935.50	$931.90	$1,020.06	$1,018.79	$1,015.04

Expense Ratio (Gross / Net)	2.23% / 1.02%	2.48% / 1.27%	3.22% / 2.02%	2.23% / 1.02%	2.48% / 1.27%	3.22% / 2.02%

Expenses Paid*	$4.98	$6.21	$9.82	$5.19	$6.47	$10.24

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Low Duration Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Low Duration Fund is an open-end U.S. mutual fund. The Ashmore Emerging Markets Short Duration Select Fund was renamed Ashmore Emerging Markets Low Duration Fund on August 1, 2023. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.

Share class information

INSTITUTIONAL CLASS

Launch date: June 15, 2020

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820421

BLOOMBERG:

TICKER: ESDIX

RETAIL CLASS A

Launch date: June 15, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820447

BLOOMBERG:

TICKER: ESDAX

RETAIL CLASS C

Launch date: June 15, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820439

BLOOMBERG:

TICKER: ESDCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	Since incpt[1]
Institutional Class	6.88%	-0.75%
Retail Class A (load-waived)	6.60%	-0.96%
Retail Class A (unadjusted)[1]	4.22%	-1.62%
Retail Class C (load-waived)	5.68%	-1.74%
Retail Class C (unadjusted)[1]	4.68%	-1.74%
JP Morgan CEMBI BD IG 1-3 Year[2]	5.20%	-0.76%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified Investment Grade 1-3 Year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$1,005.30	$1,004.60	$999.70	$1,021.83	$1,020.56	$1,016.78

Expense Ratio (Gross / Net)	1.73% / 0.67%	2.32% / 0.92%	2.99% / 1.67%	1.73% / 0.67%	2.32% / 0.92%	2.99% / 1.67%

Expenses Paid*	$3.39	$4.66	$8.43	$3.41	$4.69	$8.50

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Debt Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Debt Fund is an open-end U.S. mutual fund. The Ashmore Emerging Markets Investment Grade Income Fund was renamed Ashmore Emerging Markets Debt Fund on August 1, 2023. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereigns and Quasi-Sovereigns of Emerging Market Countries and EM Supra-Nationals denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Sovereign or Quasi-Sovereign issues of Emerging Market Countries and EM Supra-Nationals.

Share class information

INSTITUTIONAL CLASS

Launch date: September 17, 2020

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820389

BLOOMBERG:

TICKER: IGIEX

RETAIL CLASS A

Launch date: September 17, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820413

BLOOMBERG:

TICKER: IGAEX

RETAIL CLASS C

Launch date: September 17, 2020

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820397

BLOOMBERG:

TICKER: IGCEX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	Since incpt[1]
Institutional Class	3.41%	-5.44%
Retail Class A (load-waived)	3.31%	-5.63%
Retail Class A (unadjusted)[1]	-0.78%	-6.87%
Retail Class C (load-waived)	2.59%	-6.31%
Retail Class C (unadjusted)[1]	1.61%	-6.31%
JP Morgan EMBI GD*,2	8.36%	-5.42%
JP Morgan CEMBI IG BD3	5.80%	-3.89%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

*Effective August 1, 2023, the JP Morgan EMBI GD replaced the JP Morgan CEMBI BD Investment Grade Index as the primary benchmark for Ashmore Emerging Markets Debt Fund because Ashmore believes the JP Morgan EMBI GD is a more appropriate broad-based securities market index representing the universe of securities in which the Fund may invest. 1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan EMBI Global Diversified. 3Prior to August 1, 2023, the index for the Fund was the JP Morgan CEMBI Investment Grade Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Ashmore Emerging Markets Debt Fund

FUND SUMMARY (UNAUDITED) (CONTINUED)

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$938.30	$937.70	$934.30	$1,021.70	$1,020.44	$1,016.66

Expense Ratio (Gross / Net)	1.37% / 0.70%	1.77% / 0.95%	2.18% / 1.70%	1.37% / 0.70%	1.77% / 0.95%	2.18% / 1.70%

Expenses Paid*	$3.40	$4.62	$8.26	$3.54	$4.81	$8.62

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income ESG Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Corporate Income ESG Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

Share class information

INSTITUTIONAL CLASS

Launch date: February 26, 2021

Minimum initial investment:

$1,000,000

ISIN:

CUSIP: 044820355

BLOOMBERG:

TICKER: ECIEX

RETAIL CLASS A

Launch date: February 26, 2021

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820371

BLOOMBERG:

TICKER: ECAEX

RETAIL CLASS C

Launch date: February 26, 2021

Minimum initial investment: $1,000

ISIN:

CUSIP: 044820363

BLOOMBERG:

TICKER: ECCEX

All sources are Ashmore unless otherwise indicated.

Please refer to page 11 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2023	1 Year	Since incpt[1]
Institutional Class	3.36%	-12.28%
Retail Class A (load-waived)	2.98%	-12.51%
Retail Class A (unadjusted)[1]	-1.13%	-13.84%
Retail Class C (load-waived)	2.33%	-13.12%
Retail Class C (unadjusted)[1]	1.37%	-13.12%
JP Morgan CEMBI BD2	9.18%	-3.64%
Cumulative Returns Through Oct 31, 2023 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 12 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2023)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2023)	$966.90	$966.00	$962.60	$1,020.82	$1,019.54	$1,015.78

Expense Ratio (Gross / Net)	2.17% / 0.87%	2.15% / 1.12%	3.24% / 1.87%	2.17% / 0.87%	2.15% / 1.12%	3.24% / 1.87%

Expenses Paid*	$4.31	$5.57	$9.25	$4.43	$5.72	$9.50

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2023 through October 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund (formerly, Ashmore Emerging Markets Short Duration Select Fund), Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund), and Ashmore Emerging Markets Corporate Income ESG Fund (collectively, the Funds), including the schedule of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 26, 2021 [commencement of operations] to October 31, 2023 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund (formerly, Ashmore Emerging Markets Short Duration Select Fund), Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund), and Ashmore Emerging Markets Corporate Income ESG Fund, respectively). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods as described above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ashmore Funds investment companies since 2010.

Chicago, Illinois

December 20, 2023

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2023

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
ASSETS:
Investments in securities, at value	$441,497,479	$9,957,066	$71,175,863	$59,803,605
Deposit held at broker	1,238,691	20	—	—
Cash	8,196,974	188,329	1,105,543	89,838
Foreign currency, at value	908,079	19,979	841	19,312
Unrealized appreciation on forward foreign currency exchange contracts	912,413	55,266	55,934	392
Variation margin receivable on centrally cleared swap contracts	11,070	962	—	—
Due from broker	499,659	47,538	—	—
Receivable for securities and currencies sold	34,914	41,794	505,345	—
Receivable for fund shares sold	—	—	19,404	6
Receivable from Investment Manager	164,852	29,653	34,040	29,524
Interest and dividends receivable	6,732,944	177,604	942,442	646,892
Other assets	28,724	631	4,758	3,375
Total Assets	460,225,799	10,518,842	73,844,170	60,592,944
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	2,049,754	68,420	20,569	—
Variation margin payable on centrally cleared swap contracts	13,855	507	—	—
Unrealized depreciation on interest rate swap contracts	—	3,300	—	—
Payable for securities and currencies purchased	3,675,472	64,550	630,920	—
Payable for fund shares redeemed	352,797	—	11,702	8,082
Distributions payable	493,268	—	67,259	58,179
Due to broker	216,715	13,828	—	—
Investment Manager fee payable	393,293	6,579	51,994	31,302
Trustees’ fees payable	29,799	654	4,603	3,371
Deferred foreign capital gains taxes payable	—	—	—	—
Administration fees payable	40,654	912	6,458	4,803
Custody fees payable	93,526	18,399	11,248	6,297
Professional fees payable	250,788	28,670	67,892	79,987
Regulatory fees payable	11,794	4,455	5,626	5,164
Other liabilities	3,652	2,117	5,709	2,930
Total Liabilities	7,625,367	212,391	883,980	200,115
Net Assets	$452,600,432	$10,306,451	$72,960,190	$60,392,829
NET ASSETS:
Paid in capital	$964,321,501	$11,833,253	$242,087,198	$470,367,103
Accumulated loss	(511,721,069)	(1,526,802)	(169,127,008)	(409,974,274)
Net Assets	$452,600,432	$10,306,451	$72,960,190	$60,392,829

Net Assets:
Class A	$1,446,251	$1,197,329	$3,778,955	$8,498,825
Class C	815,282	1,013	1,491,725	170,626
Institutional Class	450,338,899	9,108,109	67,689,510	51,723,378

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	317,702	195,561	735,608	1,779,360
Class C	179,755	170	291,264	37,380
Institutional Class	97,442,250	1,413,338	12,639,150	11,023,865

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$4.55	$6.12	$5.14	$4.78
Class C	4.54	5.95	5.12	4.56
Institutional Class	4.62	6.44	5.36	4.69

Cost of Investments in securities	$614,120,836	$10,439,270	$115,003,114	$119,244,162
Cost of foreign currency held	$749,727	$19,979	$840	$19,372

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Low Duration Fund	Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Corporate Income ESG Fund

$22,686,348	$8,415,007	$59,437,076	$91,608,287	$9,729,617	$9,094,194	$16,113,754	$6,708,157
—	—	—	—	—	—	—	—
115,213	116,604	1,024,022	946,419	367,709	323,701	31,333	77,365
16,564	769	1,592,735	32,867	139	170	7,281	814
—	—	—	—	—	155	227	266
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
110,879	—	789,516	940,197	86,584	—	—	—
—	5,900	19,493	12,089	—	935	2,240	1,027
27,546	23,559	47,881	61,175	13,547	11,899	13,887	8,776
33,167	18,299	130,177	111,749	2,217	104,331	274,550	81,781
10,198	522	4,111	6,364	629	552	1,019	412
22,999,915	8,580,660	63,045,011	93,719,147	10,200,442	9,535,937	16,444,291	6,878,598

—	—	—	—	—	18	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	66	—	—	—	26,895	—
—	990	5,343	752,014	—	—	—	—
—	—	—	—	—	7,394	23,664	8,403
—	—	—	—	—	—	—	—
20,111	9,350	83,541	82,929	8,868	5,254	9,047	4,994
1,478	557	4,249	5,663	646	603	1,053	442
35,475	28,673	—	174,298	6,826	—	—	—
2,140	789	5,653	9,156	930	798	1,445	594
18,494	13,796	71,576	54,896	5,693	1,345	2,187	1,043
25,629	22,797	40,174	48,154	20,921	22,943	25,031	22,220
4,702	3,307	4,047	5,731	3,334	4,489	4,663	4,465
2,151	2,227	3,039	3,332	2,066	1,285	1,286	1,285
110,180	82,486	217,688	1,136,173	49,284	44,129	95,271	43,446
$22,889,735	$8,498,174	$62,827,323	$92,582,974	$10,151,158	$9,491,808	$16,349,020	$6,835,152

$47,920,210	$13,561,005	$72,364,365	$118,973,301	$11,932,670	$11,082,541	$21,877,522	$10,954,341
(25,030,475)	(5,062,831)	(9,537,042)	(26,390,327)	(1,781,512)	(1,590,733)	(5,528,502)	(4,119,189)
$22,889,735	$8,498,174	$62,827,323	$92,582,974	$10,151,158	$9,491,808	$16,349,020	$6,835,152

$39,653	$440,753	$1,597,196	$4,469,163	$1,007	$944	$813	$680
1,136	13,733	204,100	69,618	983	924	798	670
22,848,946	8,043,688	61,026,027	88,044,193	10,149,168	9,489,940	16,347,409	6,833,802

6,122	39,945	196,402	481,372	117	111	111	112
180	1,219	26,220	8,084	116	109	109	110
3,491,726	559,469	6,423,162	9,861,943	1,167,740	1,115,766	2,222,893	1,125,932

$6.48	$11.03	$8.13	$9.28	$8.64	$8.50	$7.34	$6.07
6.30	11.26	7.78	8.61	8.45	8.49	7.34	6.06
6.54	14.38	9.50	8.93	8.69	8.51	7.35	6.07

$26,702,841	$9,181,836	$60,664,796	$99,603,421	$9,973,865	$9,439,746	$17,955,278	$9,349,712
$16,736	$769	$1,593,756	$32,872	$139	$169	$7,272	$812

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2023

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$34,739,947	$686,684	$5,799,901	$5,133,226
Dividends, net of foreign tax withholdings*	—	—	—	—
Total Income	34,739,947	686,684	5,799,901	5,133,226
EXPENSES:
Investment Manager fees	4,911,140	76,648	718,948	388,786
Administration fees	103,367	1,870	18,741	11,987
Custody fees	158,418	46,129	14,594	8,765
Professional fees	625,865	47,986	153,424	161,442
Trustees’ fees	126,419	2,597	21,285	15,304
Offering expenses and registration fees	53,307	46,804	50,456	46,173
Insurance fees	65,258	980	16,572	8,179
Printing fees	15,926	11,085	17,645	13,448
Distribution and servicing fees - Class A	5,360	3,445	10,568	18,960
Distribution and servicing fees - Class C	9,917	25	16,129	2,415
Regulatory fees	29,303	13,425	15,648	15,055
Total Expenses	6,104,280	250,994	1,054,010	690,514
Less expenses reimbursed by the Investment Manager	(1,023,234)	(168,860)	(276,983)	(228,856)
Net Expenses	5,081,046	82,134	777,027	461,658
Net Investment Income	29,658,901	604,550	5,022,874	4,671,568
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $51,510, $592, $11,125, $22,581, $(7), $-, $-, and $-, respectively)	(69,785,814)	(144,230)	(19,614,031)	(14,191,114)
Forward foreign currency exchange contracts	(2,364,837)	(175,508)	(201,130)	12,100
Interest rate swap contracts	345,357	(28,570)	—	—
Foreign exchange transactions	(1,131,513)	(39,863)	(46,902)	472
Net Realized Gain (Loss)	(72,936,807)	(388,171)	(19,862,063)	(14,178,542)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $(18,909), $27,235, $(83,911), $116,609, $6,691, $-, $-, and $-, respectively)	95,969,124	512,730	24,956,855	21,058,738
Forward foreign currency exchange contracts	2,423,493	40,996	11,868	392
Interest rate swap contracts	(108,313)	28,940	—	—
Foreign exchange translations	197,095	(1,269)	802	(230)
Change in Net Unrealized Appreciation (Depreciation)	98,481,399	581,397	24,969,525	21,058,900
Net Realized and Unrealized Gains (Losses)	25,544,592	193,226	5,107,462	6,880,358
Net Increase (Decrease) in Net Assets Resulting from Operations	$55,203,493	$797,776	$10,130,336	$11,551,926
* Foreign Tax Withholdings	$177,961	$13,429	$—	$—

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Low Duration Fund	Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Corporate Income ESG Fund

$63,676	$7,131	$136,434	$52,027	$6,237	$446,852	$975,457	$429,579
846,146	158,172	2,467,285	2,475,260	162,769	—	—	—
909,822	165,303	2,603,719	2,527,287	169,006	446,852	975,457	429,579

454,251	118,156	1,036,430	1,163,908	113,763	61,362	118,818	60,438
9,369	1,832	14,160	22,624	2,220	1,906	3,513	1,451
85,448	34,828	142,294	159,403	14,198	3,532	4,992	2,389
79,999	43,423	98,236	125,338	35,528	38,373	45,305	36,357
10,244	2,369	17,816	28,238	2,849	2,464	4,491	1,847
56,153	47,179	46,385	53,168	45,454	20,294	20,669	19,342
7,707	1,102	8,973	14,050	1,313	1,169	2,174	922
11,024	11,126	28,498	14,730	11,869	12,043	12,043	10,906
545	1,169	6,077	11,477	4	4	4	—
12	272	2,110	824	11	10	7	7
13,265	10,273	12,450	16,815	10,331	13,187	13,504	13,222
728,017	271,729	1,413,429	1,610,575	237,540	154,344	225,520	146,881
(266,050)	(150,305)	(355,358)	(412,520)	(121,592)	(91,077)	(103,221)	(85,004)
461,967	121,424	1,058,071	1,198,055	115,948	63,267	122,299	61,877
447,855	43,879	1,545,648	1,329,232	53,058	383,585	853,158	367,702

3,141,415	(904,886)	(3,828,650)	(11,254,795)	(1,143,560)	(354,558)	(1,774,981)	(644,789)
(954)	—	664	—	—	(31,340)	(98,220)	(6,166)
—	—	—	—	—	—	—	—
(131,308)	27,181	(70,289)	(50,392)	(8,164)	4,311	(421)	(18,634)
3,009,153	(877,705)	(3,898,275)	(11,305,187)	(1,151,724)	(381,587)	(1,873,622)	(669,589)

12,153,130	1,538,240	2,281,817	22,982,182	2,388,829	604,315	1,594,361	531,399
—	—	—	—	—	1,651	4,876	1,308
—	—	—	—	—	—	—	—
11,532	(28,675)	(30,685)	42	11	164	217	50
12,164,662	1,509,565	2,251,132	22,982,224	2,388,840	606,130	1,599,454	532,757
15,173,815	631,860	(1,647,143)	11,677,037	1,237,116	224,543	(274,168)	(136,832)
$15,621,670	$675,739	$(101,495)	$13,006,269	$1,290,174	$608,128	$578,990	$230,870
$113,733	$14,373	$104,393	$223,718	$21,299	$271	$355	$224

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2023

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Income Fund
	2023	2022	2023	2022	2023	2022
OPERATIONS:
Net investment income (loss)	$29,658,901	$45,555,709	$604,550	$341,843	$5,022,874	$12,949,114
Net realized gain (loss)	(72,936,807)	(209,122,942)	(388,171)	(1,102,008)	(19,862,063)	(36,003,457)
Net change in unrealized appreciation (depreciation)	98,481,399	(110,036,273)	581,397	(511,998)	24,969,525	(39,359,413)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,203,493	(273,603,506)	797,776	(1,272,163)	10,130,336	(62,413,756)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(123,510)	(37,990)	(35,119)	—	(331,612)	(591,756)
Class C	(50,117)	(13,646)	(19)	—	(114,377)	(213,937)
Institutional Class	(29,018,557)	(8,198,044)	(257,574)	—	(6,381,041)	(12,611,307)

Total Distributions to Shareholders	(29,192,184)	(8,249,680)	(292,712)	—	(6,827,030)	(13,417,000)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,789)	(156,233)	—	(20,107)	—	—
Class C	(899)	(66,934)	—	(298)	—	—
Institutional Class	(605,079)	(34,684,669)	—	(76,188)	—	—

Total Tax Return of Capital Distributions to Shareholders	(607,767)	(34,907,836)	—	(96,593)	—	—
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(523,848)	(2,480,460)	(172,954)	(51,180)	(1,152,404)	(2,985,423)
Net increase (decrease) in net assets resulting from Class C share transactions	(336,451)	(582,173)	(1,610)	(21,775)	(361,460)	(2,614,851)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(63,807,005)	(413,280,851)	4,595,131	(1,104,070)	(21,700,083)	(119,801,222)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(64,667,304)	(416,343,484)	4,420,567	(1,177,025)	(23,213,947)	(125,401,496)
Total Increase (Decrease) in Net Assets	(39,263,762)	(733,104,506)	4,925,631	(2,545,781)	(19,910,641)	(201,232,252)
NET ASSETS:
Net Assets at the Beginning of year	491,864,194	1,224,968,700	5,380,820	7,926,601	92,870,831	294,103,083
Net Assets at the End of year	$452,600,432	$491,864,194	$10,306,451	$5,380,820	$72,960,190	$92,870,831

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund

2023	2022	2023	2022	2023	2022

$4,671,568	$5,562,392	$447,855	$983,247	$43,879	$50,751
(14,178,542)	(61,800,609)	3,009,153	(21,706,306)	(877,705)	(415,838)

21,058,900	22,922,301	12,164,662	(16,867,095)	1,509,565	(3,455,025)

11,551,926	(33,315,916)	15,621,670	(37,590,154)	675,739	(3,820,112)

(659,086)	(336,688)	(1,508)	(396,907)	—	—
(21,214)	(36,298)	(14)	(433)	—	—
(4,965,284)	(7,232,408)	(526,876)	(17,159,925)	—	—

(5,645,584)	(7,605,394)	(528,398)	(17,557,265)	—	—

—	—	—	(1,429)	—	(4,734)
—	—	—	(1)	—	(704)
—	—	—	(177,587)	—	(88,237)

—	—	—	(179,017)	—	(93,675)

5,102,313	(1,945,708)	(876,851)	10,980	(2,456)	213,811

(140,916)	(696,358)	10	383	(32,766)	(69,661)

(5,814,038)	(34,104,155)	(67,395,911)	33,353,791	1,186,826	(1,036,778)

(852,641)	(36,746,221)	(68,272,752)	33,365,154	1,151,604	(892,628)

5,053,701	(77,667,531)	(53,179,480)	(21,961,282)	1,827,343	(4,806,415)

55,339,128	133,006,659	76,069,215	98,030,497	6,670,831	11,477,246
$60,392,829	$55,339,128	$22,889,735	$76,069,215	$8,498,174	$6,670,831

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2023

	Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Equity ESG Fund

	2023	2022	2023	2022	2023	2022
OPERATIONS:
Net investment income (loss)	$1,545,648	$811,561	$1,329,232	$1,546,877	$53,058	$24,001
Net realized gain (loss)	(3,898,275)	3,198,559	(11,305,187)	(5,783,512)	(1,151,724)	(297,442)
Net change in unrealized appreciation (depreciation)	2,251,132	(17,036,443)	22,982,224	(53,872,291)	2,388,840	(5,695,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(101,495)	(13,026,323)	13,006,269	(58,108,926)	1,290,174	(5,969,329)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(37,283)	(52,312)	(53,244)	(638,531)	(6)	(204)
Class C	(3,513)	(3,008)	(414)	(9,143)	(2)	(204)
Institutional Class	(1,244,000)	(1,320,948)	(1,526,332)	(20,900,163)	(81,878)	(2,040,719)

Total Distributions to Shareholders	(1,284,796)	(1,376,268)	(1,579,990)	(21,547,837)	(81,886)	(2,041,127)
Class A	—	—	—	(3,640)	—	(1)
Class C	—	—	—	(98)	—	—
Institutional Class	—	—	—	(247,762)	—	(25,235)

Total Tax Return of Capital Distributions to Shareholders	—	—	—	(251,500)	—	(25,236)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(1,402,870)	1,042,220	999,830	1,135,776	4	186
Net increase (decrease) in net assets resulting from Class C share transactions	(83,940)	147,108	(50,648)	67,535	1	186
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(6,930,954)	5,534,158	(13,899,497)	52,105,586	57,295	1,877,075

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(8,417,764)	6,723,486	(12,950,315)	53,308,897	57,300	1,877,447
Total Increase (Decrease) in Net Assets	(9,804,055)	(7,679,105)	(1,524,036)	(26,599,366)	1,265,588	(6,158,245)
NET ASSETS:
Net Assets at the Beginning of year	72,631,378	80,310,483	94,107,010	120,706,376	8,885,570	15,043,815
Net Assets at the End of year	$62,827,323	$72,631,378	$92,582,974	$94,107,010	$10,151,158	$8,885,570

See accompanying notes to the financial statements.

Ashmore Emerging Markets Low Duration Fund		Ashmore Emerging Markets Debt Fund		Ashmore Emerging Markets Corporate Income ESG Fund
2023	2022	2023	2022	2023	2022

$383,585	$321,561	$853,158	$671,024	$367,702	$391,264
(381,587)	(501,007)	(1,873,622)	(1,536,318)	(669,589)	(615,618)
606,130	(1,063,847)	1,599,454	(3,433,117)	532,757	(2,349,309)
608,128	(1,243,293)	578,990	(4,298,411)	230,870	(2,573,663)

(39)	(32)	(45)	(32)	(44)	(41)
(31)	(23)	(39)	(25)	(39)	(34)
(399,404)	(324,438)	(923,023)	(675,972)	(454,900)	(415,833)

(399,474)	(324,493)	(923,107)	(676,029)	(454,983)	(415,908)
(1)	—	(4)	—	—	—
(1)	—	(3)	—	—	—
(16,038)	—	(71,993)	—	—	—

(16,040)	—	(72,000)	—	—	—

29	27	35	28	32	34
25	19	31	21	29	29
300,749	278,378	720,925	574,521	337,089	353,954

300,803	278,424	720,991	574,570	337,150	354,017
493,417	(1,289,362)	304,874	(4,399,870)	113,037	(2,635,554)

8,998,391	10,287,753	16,044,146	20,444,016	6,722,115	9,357,669
$9,491,808	$8,998,391	$16,349,020	$16,044,146	$6,835,152	$6,722,115

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class A

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net asset value at beginning of year	$4.32	$6.60	$6.80	$7.54	$7.31

Income (loss) from investment operations:
Net investment income	0.27 [1]	0.32 [1]	0.33 [1]	0.34	0.40
Net realized and unrealized gain (loss)	0.23	(2.30)	(0.20)	(0.74)	0.24

Total from investment operations	0.50	(1.98)	0.13	(0.40)	0.64

Less distributions:

From net investment income	(0.26)	(0.05)	(0.31)	(0.12)	(0.33)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.25)	(0.02)	(0.22)	(0.08)

Total distributions	(0.27)	(0.30)	(0.33)	(0.34)	(0.41)

Net asset value at end of year	$4.55	$4.32	$6.60	$6.80	$7.54

Total return[2]	11.65%	(30.79)%	1.68%	(5.31)%	8.68%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$1,446	$1,920	$5,917	$10,377	$11,108

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.48%[4]	1.42%	1.37%[4]	1.42%[4]	1.36%
Expenses after reimbursements	1.28%[4]	1.27%	1.28%[4]	1.32%[4]	1.27%

Net investment income to average net assets:
Net investment income before reimbursements	5.61%[4]	5.50%	4.53%[4]	4.72%[4]	5.16%
Net investment income after reimbursements	5.81%[4]	5.65%	4.62%[4]	4.82%[4]	5.25%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class C

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net asset value at beginning of year	$4.30	$6.58	$6.78	$7.53	$7.29

Income (loss) from investment operations:
Net investment income	0.24 [1]	0.27 [1]	0.27 [1]	0.30	0.34
Net realized and unrealized gain (loss)	0.24	(2.29)	(0.19)	(0.76)	0.25

Total from investment operations	0.48	(2.02)	0.08	(0.46)	0.59

Less distributions:

From net investment income	(0.23)	(0.04)	(0.26)	(0.11)	(0.28)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.22)	(0.02)	(0.18)	(0.07)

Total distributions	(0.24)	(0.26)	(0.28)	(0.29)	(0.35)

Net asset value at end of year	$4.54	$4.30	$6.58	$6.78	$7.53

Total return[2]	11.14%	(31.39)%	0.93%	(6.09)%	8.02%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$815	$1,080	$2,386	$3,905	$5,506

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.24%[5]	2.17%	2.12%[5]	2.17%[5]	2.11%
Expenses after reimbursements	2.03%[5]	2.02%	2.03%[5]	2.06%[5]	2.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.85%[5]	4.74%	3.76%[5]	4.01%[5]	4.41%
Net investment income after reimbursements	5.06%[5]	4.89%	3.85%[5]	4.12%[5]	4.50%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019

Net asset value at beginning of year	$4.38	$6.70	$6.90	$7.65	$7.41
Income (loss) from investment operations:
Net investment income	0.29 [1]	0.33 [1]	0.35 [1]	0.36	0.44
Net realized and unrealized gain (loss)	0.24	(2.34)	(0.20)	(0.75)	0.24

Total from investment operations	0.53	(2.01)	0.15	(0.39)	0.68

Less distributions:

From net investment income	(0.28)	(0.05)	(0.33)	(0.13)	(0.35)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.26)	(0.02)	(0.23)	(0.09)

Total distributions	(0.29)	(0.31)	(0.35)	(0.36)	(0.44)

Net asset value at end of year	$4.62	$4.38	$6.70	$6.90	$7.65

Total return[2]	12.06%	(30.74)%	1.94%	(5.09)%	9.04%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$450,339	$488,864	$1,216,666	$1,229,181	$1,528,196

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.24%[6]	1.17%	1.12%[6]	1.17%[6]	1.11%
Expenses after reimbursements	1.03%[6]	1.02%	1.03%[6]	1.07%[6]	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.84%[6]	5.79%	4.78%[6]	4.99%[6]	5.40%
Net investment income after reimbursements	6.05%[6]	5.94%	4.87%[6]	5.09%[6]	5.49%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $229, $3,181 and $5,146 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $111, $1,113 and $1,990 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.04% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.04% excluding these expenses.

[6]

Ratios include legal expenses of $59,051, $433,533 and $640,665 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.05% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$5.62	$6.92	$6.86	$7.35	$6.53

Income (loss) from investment operations:
Net investment income	0.38 [1]	0.32 [1]	0.28 [1]	0.35 [1]	0.59
Net realized and unrealized gain (loss)	0.30	(1.53)	(0.22)	(0.75)	0.27

Total from investment operations	0.68	(1.21)	0.06	(0.40)	0.86

Less distributions:

From net investment income	(0.18)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	(0.09)	(0.04)

Total distributions	(0.18)	(0.09)	—	(0.09)	(0.04)

Net asset value at end of year	$6.12	$5.62	$6.92	$6.86	$7.35

Total return[2]	12.11%	(17.75)%	0.87%	(5.51)%	13.24%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$1,197	$1,248	$1,592	$1,755	$1,933

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.89%	3.10%	2.97%	1.75%	1.55%
Expenses after reimbursements	1.07%	1.22%	1.22%	1.22%	1.22%

Net investment income to average net assets:
Net investment income before reimbursements	4.23%	3.16%	2.11%	4.45%	5.08%
Net investment income after reimbursements	6.05%	5.04%	3.86%	4.98%	5.41%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$5.44	$6.75	$6.74	$7.27	$6.47

Income (loss) from investment operations:
Net investment income	0.32 [1]	0.30 [1]	0.22 [1]	0.29 [1]	0.34
Net realized and unrealized gain (loss)	0.30	(1.53)	(0.21)	(0.74)	0.47

Total from investment operations	0.62	(1.23)	0.01	(0.45)	0.81

Less distributions:

From net investment income	(0.11)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.08)	—	(0.08)	(0.01)

Total distributions	(0.11)	(0.08)	—	(0.08)	(0.01)

Net asset value at end of year	$5.95	$5.44	$6.75	$6.74	$7.27

Total return[2]	11.41%	(18.30)%	0.15%	(6.25)%	12.54%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$1	$2	$25	$30	$55

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.59%	3.74%	3.75%	2.50%	2.29%
Expenses after reimbursements	1.82%	1.97%	1.97%	1.97%	1.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.52%	2.85%	1.35%	3.77%	4.33%
Net investment income after reimbursements	5.29%	4.62%	3.13%	4.30%	4.65%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$5.90	$7.24	$7.16	$7.66	$6.79
Income (loss) from investment operations:
Net investment income	0.43 [1]	0.35 [1]	0.31 [1]	0.38 [1]	0.65
Net realized and unrealized gain (loss)	0.30	(1.60)	(0.23)	(0.78)	0.27

Total from investment operations	0.73	(1.25)	0.08	(0.40)	0.92

Less distributions:

From net investment income	(0.19)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	(0.10)	(0.05)

Total distributions	(0.19)	(0.09)	—	(0.10)	(0.05)

Net asset value at end of year	$6.44	$5.90	$7.24	$7.16	$7.66

Total return[2]	12.33%	(17.49)%	1.12%	(5.38)%	13.59%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$9,108	$4,131	$6,310	$28,257	$42,545

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.57%	2.83%	2.61%	1.50%	1.28%
Expenses after reimbursements	0.82%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.60%	3.43%	2.46%	4.75%	5.31%
Net investment income after reimbursements	6.35%	5.29%	4.10%	5.28%	5.62%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$4.96	$7.53	$7.53	$7.92	$7.87

Income (loss) from investment operations:
Net investment income	0.27	0.40	0.37	0.44	0.52
Net realized and unrealized gain (loss)	0.31	(2.54)	—	(0.39)	0.03

Total from investment operations	0.58	(2.14)	0.37	0.05	0.55

Less distributions:

From net investment income	(0.40)	(0.42)	(0.37)	(0.44)	(0.50)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.40)	(0.43)	(0.37)	(0.44)	(0.50)

Net asset value at end of year	$5.14	$4.96	$7.53	$7.53	$7.92

Total return[2]	11.75%	(29.30)%	4.85%	0.85%	7.37%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$3,779	$4,742	$11,153	$11,198	$13,383

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.47%[4]	1.44%[4]	1.55%[4]	1.58%[4]	1.51%
Expenses after reimbursements	1.14%[4]	1.24%[4]	1.43%[4]	1.47%[4]	1.42%

Net investment income to average net assets:
Net investment income before reimbursements	5.40%[4]	6.62%[4]	4.61%[4]	5.76%[4]	6.39%
Net investment income after reimbursements	5.73%[4]	6.82%[4]	4.73%[4]	5.87%[4]	6.48%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$4.95	$7.52	$7.51	$7.91	$7.86

Income (loss) from investment operations:
Net investment income	0.24	0.35	0.31	0.39	0.45
Net realized and unrealized gain (loss)	0.29	(2.53)	0.02	(0.40)	0.04

Total from investment operations	0.53	(2.18)	0.33	(0.01)	0.49

Less distributions:

From net investment income	(0.36)	(0.38)	(0.32)	(0.39)	(0.44)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.36)	(0.39)	(0.32)	(0.39)	(0.44)

Net asset value at end of year	$5.12	$4.95	$7.52	$7.51	$7.91

Total return[2]	10.75%	(29.86)%	4.25%	(0.01)%	6.58%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$1,492	$1,782	$5,762	$7,466	$10,745

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.22%[5]	2.20%[5]	2.30%[5]	2.33%[5]	2.26%
Expenses after reimbursements	1.89%[5]	2.01%[5]	2.18%[5]	2.22%[5]	2.17%

Net investment income to average net assets:
Net investment income before reimbursements	4.65%[5]	5.89%[5]	3.88%[5]	5.01%[5]	5.65%
Net investment income after reimbursements	4.98%[5]	6.08%[5]	4.00%[5]	5.12%[5]	5.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$5.17	$7.85	$7.84	$8.25	$8.20
Income (loss) from investment operations:
Net investment income	0.31	0.45	0.41	0.48	0.55
Net realized and unrealized gain (loss)	0.31	(2.66)	0.01	(0.41)	0.04

Total from investment operations	0.62	(2.21)	0.42	0.07	0.59

Less distributions:

From net investment income	(0.43)	(0.46)	(0.41)	(0.48)	(0.54)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.43)	(0.47)	(0.41)	(0.48)	(0.54)

Net asset value at end of year	$5.36	$5.17	$7.85	$7.84	$8.25

Total return[2]	12.06%	(29.15)%	5.24%	1.04%	7.61%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$67,689	$86,347	$277,188	$261,307	$443,880

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.22%[6]	1.20%[6]	1.30%[6]	1.32%[6]	1.26%
Expenses after reimbursements	0.89%[6]	1.01%[6]	1.18%[6]	1.21%[6]	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.65%[6]	6.90%[6]	4.86%[6]	6.00%[6]	6.66%
Net investment income after reimbursements	5.98%[6]	7.09%[6]	4.98%[6]	6.11%[6]	6.75%

[1]	Amount is less than $0.005 per share.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $770, $63, $1,438 and $6,538 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.12%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $298, $79, $756 and $4,394 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.14%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.05% excluding these expenses.

[6]

Ratios include legal expenses of $13,964, $3,742, $34,379 and $153,663 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.14%, 0.01% and 0.04% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.04% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$4.28	$6.80	$7.52	$9.00	$9.78

Income (loss) from investment operations:
Net investment income	0.34 [1]	0.32	0.44	0.46	0.68
Net realized and unrealized gain (loss)	0.57	(2.39)	(0.69)	(1.46)	(0.75)

Total from investment operations	0.91	(2.07)	(0.25)	(1.00)	(0.07)

Less distributions:

From net investment income	(0.41)	(0.34)	(0.47)	(0.48)	(0.68)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.41)	(0.45)	(0.47)	(0.48)	(0.71)

Net asset value at end of year	$4.78	$4.28	$6.80	$7.52	$9.00

Total return[2]	22.36%	(31.54)%	(4.07)%	(11.25)%	(1.22)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$8,499	$2,975	$6,834	$19,865	$110,771

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.37%[4]	1.14%[4]	1.10%[4]	1.13%[4]	1.00%
Expenses after reimbursements	0.99%[4]	0.89%[4]	1.00%[4]	0.99%[4]	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	7.19%[4]	6.06%[4]	6.17%[4]	7.07%[4]	6.74%
Net investment income after reimbursements	7.57%[4]	6.31%[4]	6.27%[4]	7.21%[4]	6.82%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$4.09	$6.53	$7.22	$8.66	$9.41

Income (loss) from investment operations:
Net investment income	0.30 [1]	0.29	0.40	0.42	0.58
Net realized and unrealized gain (loss)	0.54	(2.33)	(0.69)	(1.45)	(0.72)

Total from investment operations	0.84	(2.04)	(0.29)	(1.03)	(0.14)

Less distributions:

From net investment income	(0.37)	(0.29)	(0.40)	(0.41)	(0.58)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.37)	(0.40)	(0.40)	(0.41)	(0.61)

Net asset value at end of year	$4.56	$4.09	$6.53	$7.22	$8.66

Total return[2]	21.32%	(32.29)%	(4.56)%	(12.05)%	(1.94)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$171	$291	$1,219	$1,572	$2,342

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.11%[5]	1.91%[5]	1.84%[5]	1.96%[5]	1.75%
Expenses after reimbursements	1.74%[5]	1.66%[5]	1.76%[5]	1.83%[5]	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.57%[5]	5.09%[5]	5.36%[5]	5.20%[5]	5.96%
Net investment income after reimbursements	6.94%[5]	5.34%[5]	5.44%[5]	5.33%[5]	6.04%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$4.20	$6.69	$7.40	$8.83	$9.60
Income (loss) from investment operations:
Net investment income	0.34 [1]	0.37	0.50	0.49	0.69
Net realized and unrealized gain (loss)	0.57	(2.40)	(0.73)	(1.44)	(0.74)

Total from investment operations	0.91	(2.03)	(0.23)	(0.95)	(0.05)

Less distributions:

From net investment income	(0.42)	(0.35)	(0.48)	(0.48)	(0.69)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.42)	(0.46)	(0.48)	(0.48)	(0.72)

Net asset value at end of year	$4.69	$4.20	$6.69	$7.40	$8.83

Total return[2]	22.63%	(31.54)%	(3.75)%	(10.94)%	(1.01)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$51,723	$52,073	$124,954	$441,467	$1,195,492

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.12%[6]	0.90%[6]	0.84%[6]	0.91%[6]	0.75%
Expenses after reimbursements	0.74%[6]	0.65%[6]	0.75%[6]	0.79%[6]	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	7.47%[6]	6.22%[6]	6.38%[6]	6.98%[6]	7.04%
Net investment income after reimbursements	7.85%[6]	6.47%[6]	6.47%[6]	7.10%[6]	7.12%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $5,360, $(1,101), $10,827 and $37,676 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.03% and lower by 0.08% and 0.07% and Net investment income ratios would have been higher by 0.07%, lower by 0.03% and higher by 0.08% and 0.07% excluding these expenses.

[5]

Ratios include legal expenses of $141, $(46), $1,388 and $2,841 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.01% and lower by 0.09% and 0.16% and Net investment income ratios would have been higher by 0.07%, lower by 0.01% and higher by 0.09% and 0.16% excluding these expenses.

[6]

Ratios include legal expenses of $34,017, $(12,847), $182,441 and $835,457 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.02% and lower by 0.08% and 0.12% and Net investment income ratios would have been higher by 0.07%, lower by 0.02% and higher by 0.08% and 0.12% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$6.11	$12.55	$11.08	$10.46	$10.53

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.08 [1]	0.15	0.11 [1]	0.13
Net realized and unrealized gain (loss)	0.47	(3.26)	1.44	0.56	0.85

Total from investment operations	0.48	(3.18)	1.59	0.67	0.98

Less distributions:

From net investment income	(0.11)	(0.18)	(0.12)	(0.05)	(0.09)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(0.01)	—	—	(0.02)

Total distributions	(0.11)	(3.26)	(0.12)	(0.05)	(1.05)

Net asset value at end of year	$6.48	$6.11	$12.55	$11.08	$10.46

Total return[2]	7.68%	(33.53)%	14.23%	6.49%	10.73%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$40	$804	$1,611	$1,616	$209

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.69%	1.52%	1.49%	1.55%	1.96%
Expenses after reimbursements	1.27%	1.27%	1.27%	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.25)%	0.68%	0.91%	0.73%	0.55%
Net investment income after reimbursements	0.17%	0.93%	1.13%	1.01%	1.24%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$5.96	$12.33	$10.90	$10.32	$10.43

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.01 [1]	0.05	— [1,4]	0.07
Net realized and unrealized gain (loss)	0.41	(3.18)	1.42	0.58	0.83

Total from investment operations	0.42	(3.17)	1.47	0.58	0.90

Less distributions:

From net investment income	(0.08)	(0.13)	(0.04)	(—)[4]	(0.05)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(—)[4]	—	—	(0.02)

Total distributions	(0.08)	(3.20)	(0.04)	—	(1.01)

Net asset value at end of year	$6.30	$5.96	$12.33	$10.90	$10.32

Total return[2]	6.89%	(34.05)%	13.41%	5.76%	9.88%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$1	$1	$2	$2	$12

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.79%	2.30%	2.25%	2.31%	2.71%
Expenses after reimbursements	2.02%	2.02%	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.65)%	(0.10)%	0.14%	(0.30)%	(0.17)%
Net investment income (loss) after reimbursements	0.12%	0.18%	0.37%	(0.01)%	0.52%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$6.16	$12.63	$11.15	$10.51	$10.56
Income (loss) from investment operations:
Net investment income	0.07 [1]	0.09 [1]	0.18	0.10 [1]	0.16
Net realized and unrealized gain (loss)	0.43	(3.28)	1.45	0.60	0.86

Total from investment operations	0.50	(3.19)	1.63	0.70	1.02

Less distributions:

From net investment income	(0.12)	(0.20)	(0.15)	(0.06)	(0.10)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(0.01)	—	—	(0.03)

Total distributions	(0.12)	(3.28)	(0.15)	(0.06)	(1.07)

Net asset value at end of year	$6.54	$6.16	$12.63	$11.15	$10.51

Total return[2]	7.95%	(33.40)%	14.50%	6.79%	11.05%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$22,849	$75,264	$96,417	$80,474	$20,502

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.61%	1.27%	1.24%	1.29%	1.72%
Expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	0.41%	0.87%	1.15%	0.67%	0.83%
Net investment income after reimbursements	1.00%	1.12%	1.37%	0.94%	1.53%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$10.07	$15.32	$10.99	$8.84	$8.02

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.06 [1]	(0.18)	(0.20)	(0.01)
Net realized and unrealized gain (loss)	0.93	(5.15)	4.51	2.35	0.83

Total from investment operations	0.96	(5.09)	4.33	2.15	0.82

Less distributions:

From net investment income	—	—	—	—	(—)[2]
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.16)	—	—	(—)[2]

Total distributions	—	(0.16)	—	—	—

Net asset value at end of year	$11.03	$10.07	$15.32	$10.99	$8.84

Total return[3]	9.53%	(33.37)%	39.40%	24.32%	10.27%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$441	$393	$321	$388	$1,356

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.29%	3.08%	2.75%	2.78%	2.30%
Expenses after reimbursements	1.59%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.41)%	(0.78)%	(1.48)%	(1.74)%	(0.62)%
Net investment income (loss) after reimbursements	0.29%	0.53%	(0.50)%	(0.73)%	(0.09)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$10.36	$15.79	$11.40	$9.22	$8.42

Income (loss) from investment operations:
Net investment loss	(0.09)[1]	(0.06)[1]	(0.32)	(0.34)	(0.38)
Net realized and unrealized gain (loss)	0.99	(5.28)	4.71	2.52	1.18

Total from investment operations	0.90	(5.34)	4.39	2.18	0.80

Less distributions:

From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	—	—

Total distributions	—	(0.09)	—	—	—

Net asset value at end of year	$11.26	$10.36	$15.79	$11.40	$9.22

Total return[3]	8.69%	(33.91)%	38.51%	23.64%	9.50%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$14	$41	$162	$135	$144

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.96%	3.72%	3.47%	3.91%	3.05%
Expenses after reimbursements	2.34%	2.52%	2.52%	2.52%	2.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.35)%	(1.67)%	(2.09)%	(2.70)%	(1.48)%
Net investment loss after reimbursements	(0.73)%	(0.47)%	(1.14)%	(1.31)%	(0.95)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$13.09	$19.82	$14.19	$11.39	$10.32
Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.09 [1]	(0.02)	(0.10)	0.02
Net realized and unrealized gain (loss)	1.21	(6.65)	5.65	2.90	1.06

Total from investment operations	1.29	(6.56)	5.63	2.80	1.08

Less distributions:

From net investment income	—	—	—	—	(0.01)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(—)[2]

Total distributions	—	(0.17)	—	—	(0.01)

Net asset value at end of year	$14.38	$13.09	$19.82	$14.19	$11.39

Total return[3]	9.85%	(33.21)%	39.68%	24.58%	10.52%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$8,043	$6,237	$10,994	$7,419	$26,296

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.03%	2.77%	2.45%	2.56%	2.05%
Expenses after reimbursements	1.34%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.18)%	(0.66)%	(1.02)%	(1.51)%	(0.38)%
Net investment income (loss) after reimbursements	0.51%	0.59%	(0.09)%	(0.47)%	0.15%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$8.36	$10.13	$7.07	$8.02	$7.66

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08 [1]	0.02 [1]	(0.01)[1]	0.14
Net realized and unrealized gain (loss)	(0.14)	(1.67)	3.10	(0.91)	0.37

Total from investment operations	(0.05)	(1.59)	3.12	(0.92)	0.51

Less distributions:

From net investment income	(0.18)	(0.18)	(0.06)	(0.03)	(0.15)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.18)	(0.18)	(0.06)	(0.03)	(0.15)

Net asset value at end of year	$8.13	$8.36	$10.13	$7.07	$8.02

Total return[2]	(0.72)%	(15.92)%	44.20%	(11.47)%	6.58%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$1,597	$3,018	$2,561	$656	$6,985

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.27%	2.24%	2.11%	2.18%	2.12%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.57%	0.49%	(0.09)%	(0.59)%	1.61%
Net investment income (loss) after reimbursements	2.07%	0.96%	0.25%	(0.18)%	1.96%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$8.03	$9.75	$6.82	$7.80	$7.47

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02 [1]	(0.03)[1]	0.01 [1]	0.02
Net realized and unrealized gain (loss)	(0.10)	(1.62)	2.97	(0.96)	0.42

Total from investment operations	(0.12)	(1.60)	2.94	(0.95)	0.44

Less distributions:

From net investment income	(0.13)	(0.12)	(0.01)	(0.03)	(0.11)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.13)	(0.12)	(0.01)	(0.03)	(0.11)

Net asset value at end of year	$7.78	$8.03	$9.75	$6.82	$7.80

Total return[2]	(1.51)%	(16.58)%	43.13%	(12.13)%	5.87%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$204	$293	$209	$286	$305

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.04%	3.00%	2.89%	3.01%	2.88%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.77%	(0.21)%	(0.77)%	(0.41)%	0.48%
Net investment income (loss) after reimbursements	1.29%	0.27%	(0.40)%	0.08%	0.84%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$9.73	$11.77	$8.20	$9.32	$8.86
Income (loss) from investment operations:
Net investment income	0.24	0.11 [1]	0.06 [1]	0.09 [1]	0.16
Net realized and unrealized gain (loss)	(0.27)	(1.95)	3.58	(1.13)	0.46

Total from investment operations	(0.03)	(1.84)	3.64	(1.04)	0.62

Less distributions:

From net investment income	(0.20)	(0.20)	(0.07)	(0.08)	(0.16)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.20)	(0.20)	(0.07)	(0.08)	(0.16)

Net asset value at end of year	$9.50	$9.73	$11.77	$8.20	$9.32

Total return[2]	(0.42)%	(15.78)%	44.50%	(11.17)%	6.97%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$61,026	$69,320	$77,540	$53,053	$81,047

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.03%	1.98%	1.88%	2.00%	1.88%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:
Net investment income before reimbursements	1.73%	0.64%	0.23%	0.58%	1.39%
Net investment income after reimbursements	2.24%	1.10%	0.59%	1.06%	1.75%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

			Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$8.29	$16.77	$13.08	$11.18	$9.38

Income (loss) from investment operations:
Net investment income (loss)	0.10 [1]	0.13	(0.06)[1]	0.08	0.05
Net realized and unrealized gain (loss)	1.01	(5.67)	4.07	1.84	1.97

Total from investment operations	1.11	(5.54)	4.01	1.92	2.02

Less distributions:

From net investment income	(0.12)	(0.09)	(0.10)	(0.02)	(0.22)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.02)	—	—	—

Total distributions	(0.12)	(2.94)	(0.32)	(0.02)	(0.22)

Net asset value at end of year	$9.28	$8.29	$16.77	$13.08	$11.18

Total return[2]	13.26%	(39.01)%	30.92%	17.21%	21.66%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$4,469	$3,081	$3,872	$1,394	$641

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.69%	1.65%	1.56%	1.81%	1.91%
Expenses after reimbursements	1.32%	1.42%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.59%	0.75%	(0.48)%	(0.42)%	(0.01)%
Net investment income (loss) after reimbursements	0.96%	0.98%	(0.34)%	(0.03)%	0.48%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

			Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$7.70	$15.80	$12.39	$10.64	$8.96

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.02	(0.16)[1]	(0.10)	(0.04)
Net realized and unrealized gain (loss)	0.93	(5.25)	3.86	1.85	1.91

Total from investment operations	0.96	(5.23)	3.70	1.75	1.87

Less distributions:

From net investment income	(0.05)	(0.03)	(0.07)	—	(0.19)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.05)	(2.87)	(0.29)	—	(0.19)

Net asset value at end of year	$8.61	$7.70	$15.80	$12.39	$10.64

Total return[2]	12.45%	(39.46)%	30.13%	16.45%	20.89%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$70	$105	$107	$2	$1

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.45%	2.42%	2.29%	2.49%	2.66%
Expenses after reimbursements	2.07%	2.17%	2.17%	2.17%	2.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.09)%	0.12%	(1.11)%	(1.22)%	(0.95)%
Net investment income (loss) after reimbursements	0.29%	0.37%	(0.99)%	(0.90)%	(0.46)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value at beginning of year	$7.97	$16.23	$12.65	$10.81	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.12 [1]	0.17	(0.02)[1]	0.11	0.06
Net realized and unrealized gain (loss)	0.98	(5.47)	3.92	1.77	1.93

Total from investment operations	1.10	(5.30)	3.90	1.88	1.99

Less distributions:

From net investment income	(0.14)	(0.11)	(0.10)	(0.04)	(0.24)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.02)	—	—	—

Total distributions	(0.14)	(2.96)	(0.32)	(0.04)	(0.24)

Net asset value at end of year	$8.93	$7.97	$16.23	$12.65	$10.81

Total return[2]	13.65%	(38.85)%	31.24%	17.41%	22.05%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$88,044	$90,921	$116,727	$82,385	$35,011

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.44%	1.41%	1.32%	1.56%	1.66%
Expenses after reimbursements	1.07%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.84%	1.10%	(0.26)%	(0.22)%	0.09%
Net investment income (loss) after reimbursements	1.21%	1.34%	(0.11)%	0.17%	0.58%

[1]	Per share amounts are based on average number of shares outstanding during the period.

[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.61	$14.91	$12.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	(0.09)	(0.01)
Net realized and unrealized gain (loss)	1.06	(5.27)	3.04	2.06

Total from investment operations	1.09	(5.26)	2.95	2.05

Less distributions:

From net investment income	(0.06)	—	(0.09)	—
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.06)	(2.04)	(0.09)	—

Net asset value at end of period	$8.64	$7.61	$14.91	$12.05

Total return[2]	14.21%	(40.26)%	24.50%	20.50%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$1	$1	$2	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.49%	2.49%	2.39%	4.16%
Expenses after reimbursements	1.32%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.95)%	(1.12)%	(1.56)%	(2.89)%
Net investment income (loss) after reimbursements	0.22%	(0.05)%	(0.59)%	(0.15)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

		Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.47	$14.77	$12.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)	(0.20)	(0.06)
Net realized and unrealized gain (loss)	1.05	(5.23)	3.05	2.06

Total from investment operations	1.00	(5.27)	2.85	2.00

Less distributions:

From net investment income	(0.02)	—	(0.08)	—
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	—	—	—

Total distributions	(0.02)	(2.03)	(0.08)	—

Net asset value at end of period	$8.45	$7.47	$14.77	$12.00

Total return[2]	13.32%	(40.76)%	23.81%	20.00%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.22%	3.22%	3.14%	4.77%
Expenses after reimbursements	2.07%	2.17%	2.17%	2.17%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.70)%	(1.85)%	(2.32)%	(3.50)%
Net investment loss after reimbursements	(0.55)%	(0.80)%	(1.35)%	(0.90)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity ESG Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.65	$14.96	$12.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	(0.05)	0.01
Net realized and unrealized gain (loss)	1.06	(5.29)	3.04	2.05

Total from investment operations	1.11	(5.26)	2.99	2.06

Less distributions:

From net investment income	(0.07)	—	(0.09)	(—)[5]
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	(0.02)	—	—

Total distributions	(0.07)	(2.05)	(0.09)	—

Net asset value at end of period	$8.69	$7.65	$14.96	$12.06

Total return[2]	14.45%	(40.10)%	24.82%	20.60%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$10,149	$8,884	$15,041	$12,062

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.19%	2.12%	2.16%	3.68%
Expenses after reimbursements	1.07%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.63)%	(0.74)%	(1.34)%	(2.41)%
Net investment income (loss) after reimbursements	0.49%	0.21%	(0.35)%	0.10%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Low Duration Fund

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.29	0.38	0.14
Net realized and unrealized gain (loss)	0.21	(1.48)	(0.35)	0.19

Total from investment operations	0.54	(1.19)	0.03	0.33

Less distributions:

From net investment income	(0.35)	(0.29)	(0.38)	(0.15)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.36)	(0.29)	(0.41)	(0.15)

Net asset value at end of period	$8.50	$8.32	$9.80	$10.18

Total return[3]	6.60%	(12.27)%	0.20%	3.30%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.14%	2.05%	1.71%	4.87%
Expenses after reimbursements	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	2.68%	2.06%	2.88%	0.05%
Net investment income after reimbursements	3.90%	3.19%	3.67%	4.00%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Low Duration Fund

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.27	0.22	0.30	0.12
Net realized and unrealized gain (loss)	0.20	(1.48)	(0.35)	0.18

Total from investment operations	0.47	(1.26)	(0.05)	0.30

Less distributions:

From net investment income	(0.29)	(0.22)	(0.30)	(0.12)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.30)	(0.22)	(0.33)	(0.12)

Net asset value at end of period	$8.49	$8.32	$9.80	$10.18

Total return[3]	5.68%	(12.94)%	(0.57)%	3.03%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.82%	2.72%	2.42%	5.60%
Expenses after reimbursements	1.67%	1.67%	1.67%	1.67%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.01%	1.39%	2.16%	(0.68)%
Net investment income after reimbursements	3.16%	2.44%	2.91%	3.25%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Low Duration Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.30	0.40	0.16
Net realized and unrealized gain (loss)	0.22	(1.48)	(0.35)	0.18

Total from investment operations	0.56	(1.18)	0.05	0.34

Less distributions:

From net investment income	(0.36)	(0.30)	(0.40)	(0.16)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.37)	(0.30)	(0.43)	(0.16)

Net asset value at end of period	$8.51	$8.32	$9.80	$10.18

Total return[3]	6.88%	(12.16)%	0.40%	3.43%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$9,490	$8,996	$10,286	$10,317

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	1.63%	1.48%	1.38%	4.58%
Expenses after reimbursements	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	3.10%	2.54%	3.21%	0.29%
Net investment income after reimbursements	4.06%	3.35%	3.92%	4.20%

[1]	Class A, Class C and the Institutional Class commenced investment operations on June 15, 2020.
[2]	Amount is less than $0.005 per share.
[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.52	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.30	0.32	0.03
Net realized and unrealized gain (loss)	(0.11)	(2.37)	0.06	(0.15)

Total from investment operations	0.26	(2.07)	0.38	(0.12)

Less distributions:

From net investment income	(0.41)	(0.31)	(0.33)	(0.03)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.44)	(0.31)	(0.33)	(0.03)

Net asset value at end of period	$7.34	$7.52	$9.90	$9.85

Total return[2]	3.31%	(21.27)%	3.85%	(1.19)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.74%	1.56%	1.77%	4.88%
Expenses after reimbursements	0.96%	0.97%	0.97%	0.97%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	4.02%	2.87%	2.42%	(1.27)%
Net investment income after reimbursements	4.80%	3.46%	3.22%	2.64%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.52	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.24	0.25	0.02
Net realized and unrealized gain (loss)	(0.11)	(2.38)	0.05	(0.15)

Total from investment operations	0.21	(2.14)	0.30	(0.13)

Less distributions:

From net investment income	(0.36)	(0.24)	(0.25)	(0.02)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.39)	(0.24)	(0.25)	(0.02)

Net asset value at end of period	$7.34	$7.52	$9.90	$9.85

Total return[2]	2.59%	(21.84)%	3.08%	(1.26)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.17%	2.12%	2.49%	5.62%
Expenses after reimbursements	1.71%	1.72%	1.72%	1.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.67%	2.34%	1.70%	(2.02)%
Net investment income after reimbursements	4.13%	2.74%	2.47%	1.88%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020[1]

Net asset value at beginning of period	$7.53	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.38	0.32	0.35	0.03
Net realized and unrealized gain (loss)	(0.11)	(2.37)	0.05	(0.15)

Total from investment operations	0.27	(2.05)	0.40	(0.12)

Less distributions:

From net investment income	(0.42)	(0.32)	(0.35)	(0.03)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.45)	(0.32)	(0.35)	(0.03)

Net asset value at end of period	$7.35	$7.53	$9.90	$9.85

Total return[2]	3.41%	(21.02)%	4.03%	(1.16)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$16,347	$16,042	$20,442	$19,757

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.31%	1.19%	1.48%	4.43%
Expenses after reimbursements	0.71%	0.72%	0.72%	0.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	4.34%	3.21%	2.66%	(0.92)%
Net investment income after reimbursements	4.94%	3.68%	3.42%	2.79%

[1]	Class A, Class C and the Institutional Class commenced investment operations on September 17, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

	Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2023	2022	2021[1]

Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.36	0.29
Net realized and unrealized loss	(0.11)	(2.83)	(0.89)

Total from investment operations	0.21	(2.47)	(0.60)

Less distributions:

From net investment income	(0.40)	(0.36)	(0.29)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.40)	(0.38)	(0.29)

Net asset value at end of period	$6.07	$6.26	$9.11

Total return[2]	2.98%	(27.67)%	(6.11)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.13%	2.59%	3.35%
Expenses after reimbursements	1.12%	1.12%	1.12%

Net investment income to average net assets:
Net investment income before reimbursements	3.93%	3.26%	2.26%
Net investment income after reimbursements	4.94%	4.73%	4.49%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

		Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2023	2022	2021[1]

Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.27	0.30	0.24
Net realized and unrealized loss	(0.11)	(2.82)	(0.88)

Total from investment operations	0.16	(2.52)	(0.64)

Less distributions:

From net investment income	(0.36)	(0.31)	(0.25)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.36)	(0.33)	(0.25)

Net asset value at end of period	$6.06	$6.26	$9.11

Total return[2]	2.33%	(28.23)%	(6.55)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.18%	3.32%	4.10%
Expenses after reimbursements	1.87%	1.87%	1.87%

Net investment income to average net assets:
Net investment income before reimbursements	2.93%	2.53%	1.52%
Net investment income after reimbursements	4.24%	3.98%	3.75%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

	Institutional Class

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2023	2022	2021[1]

Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.37	0.31
Net realized and unrealized loss	(0.11)	(2.83)	(0.89)

Total from investment operations	0.22	(2.46)	(0.58)

Less distributions:

From net investment income	(0.41)	(0.37)	(0.31)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.41)	(0.39)	(0.31)

Net asset value at end of period	$6.07	$6.26	$9.11

Total return[2]	3.36%	(27.56)%	(5.96)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$6,833	$6,720	$9,356

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.07%	2.12%	3.08%
Expenses after reimbursements	0.87%	0.87%	0.87%

Net investment income to average net assets:
Net investment income before reimbursements	3.98%	3.66%	2.52%
Net investment income after reimbursements	5.18%	4.91%	4.73%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2021.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $7,347,796)
Angola (Rep of), 8.250%, 05/09/2028		825,000	$700,219	0.16
Angola (Rep of), 8.000%, 11/26/2029		1,071,000	856,800	0.19
Angola (Rep of), 8.750%, 04/14/2032		814,000	636,955	0.14
Angola (Rep of), 9.375%, 05/08/2048		2,501,000	1,781,963	0.39
Angola (Rep of), 9.125%, 11/26/2049		3,271,000	2,297,877	0.51
			6,273,814	1.39

Argentina (Cost $10,888,127)
Argentina (Rep of), 1.000%, 07/09/2029		1,404,920	375,816	0.08
Argentina (Rep of), (Step to 1.750% on 07/09/2027), 0.750%, 07/09/2030[2]		17,836,451	4,958,534	1.10
Argentina (Rep of), (Step to 4.125% on 07/09/2024), 3.625%, 07/09/2035[2]		6,082,271	1,496,239	0.33
Argentina (Rep of), (Step to 5.000% on 07/09/2024), 4.250%, 01/09/2038[2]		2,211,373	665,623	0.15
Argentina (Rep of), (Step to 4.875% on 07/09/2029), 3.500%, 07/09/2041[2]		3,674,926	956,629	0.21
			8,452,841	1.87

Azerbaijan (Cost $2,931,041)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		1,491,000	1,467,308	0.32
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		1,191,000	1,152,293	0.26
			2,619,601	0.58

Bahrain (Cost $1,825,473)
Bahrain (Rep of), 7.500%, 09/20/2047		1,148,000	958,580	0.21
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		750,000	777,187	0.17
			1,735,767	0.38

Brazil (Cost $60,150,386)
Brazil (Rep of), 4.250%, 01/07/2025		1,620,000	1,582,060	0.35
Brazil (Rep of), 2.875%, 06/06/2025		1,505,000	1,429,238	0.32
Brazil (Rep of), 6.000%, 04/07/2026		780,000	786,848	0.17
Brazil (Rep of), 4.625%, 01/13/2028		820,000	781,624	0.17
Brazil (Rep of), 8.250%, 01/20/2034		418,000	447,051	0.10
Brazil (Rep of), 5.000%, 01/27/2045		1,251,000	895,090	0.20
Brazil (Rep of), 5.625%, 02/21/2047		739,000	566,444	0.12
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2025[3]	BRL	76,708,000	12,789,197	2.83
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2026[3]	BRL	18,302,000	2,886,071	0.64
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2026[3]	BRL	26,785,000	4,000,698	0.88
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	47,357,000	9,081,743	2.01
MC Brazil Downstream Trading S.a.r.l., 7.250%, 06/30/2031		3,009,874	2,141,525	0.47
Oi S.A., 14.000%, (66% PIK), 09/07/2024[4,5,6]		2,269,529	2,258,181	0.50
Oi S.A., 14.000%, (100% Cash), 09/07/2024[4,5,6,7]		24,464	24,342	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Brazil (continued)
Oi S.A., 10.000%, 07/27/2025[5,8]		23,583,000	$1,061,235	0.23
			40,731,347	9.00

Chile (Cost $9,765,925)
Chile (Rep of), 2.750%, 01/31/2027		273,000	249,118	0.05
Chile (Rep of), 3.240%, 02/06/2028		493,000	448,630	0.10
Chile (Rep of), 2.550%, 07/27/2033		347,000	259,383	0.06
Chile (Rep of), 3.100%, 05/07/2041		1,528,000	993,200	0.22
Chile (Rep of), 3.500%, 01/25/2050		200,000	126,100	0.03
Chile (Rep of), 3.100%, 01/22/2061		1,327,000	709,281	0.16
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		809,000	671,066	0.15
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		390,000	287,040	0.06
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		368,000	252,816	0.05
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		979,000	661,804	0.15
Corp. Nacional del Cobre de Chile, 3.700%, 01/30/2050		200,000	117,400	0.03
Corp. Nacional del Cobre de Chile, 3.150%, 01/15/2051		446,000	233,258	0.05
Empresa de Transporte de Pasajeros Metro S.A., 4.700%, 05/07/2050		1,081,000	775,563	0.17
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		530,000	489,381	0.11
Empresa Nacional del Petroleo, 3.450%, 09/16/2031		200,000	154,798	0.03
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		817,000	535,094	0.12
			6,963,932	1.54

China (Cost $73,117,233)
Agile Group Holdings Ltd., 5.750%, 01/02/2025		5,665,000	566,500	0.13
Agile Group Holdings Ltd., 5.500%, 04/21/2025		200,000	18,956	—
Central China Real Estate Ltd., 7.650%, 08/27/2023[8,9]		2,500,000	87,500	0.02
Central China Real Estate Ltd., 7.900%, 11/07/2023[8]		1,910,000	66,850	0.02
Central China Real Estate Ltd., 7.750%, 05/24/2024[8]		3,100,000	120,900	0.03
Central China Real Estate Ltd., 7.250%, 07/16/2024[8]		2,060,000	61,800	0.01
Central China Real Estate Ltd., 7.250%, 08/13/2024[8]		1,082,000	32,460	0.01
Central China Real Estate Ltd., 7.250%, 04/28/2025[8]		190,000	6,650	—
Central China Real Estate Ltd., 7.500%, 07/14/2025[8]		1,225,000	45,901	0.01
Central China Real Estate Ltd., 7.650%, 08/27/2025[8]		480,000	16,800	—
CFLD Cayman Investment Ltd., 2.500%, 01/31/2031[4]		4,891,338	364,160	0.08
China (Rep of), 2.800%, 03/25/2030	CNY	12,270,000	1,688,360	0.37
China Evergrande Group, 7.500%, 06/28/2023[8,9]		10,219,000	204,380	0.05
China SCE Group Holdings Ltd., 7.375%, 04/09/2024[8]		2,040,000	96,900	0.02
China SCE Group Holdings Ltd., 5.950%, 09/29/2024[8]		910,000	41,234	0.01
China SCE Group Holdings Ltd., 7.000%, 05/02/2025[8]		1,461,000	64,284	0.01
China SCE Group Holdings Ltd., 6.000%, 02/04/2026[8]		955,000	42,020	0.01
CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024[8]		380,000	20,900	0.01
CIFI Holdings Group Co. Ltd., 6.000%, 07/16/2025[8]		1,300,000	71,500	0.02
CIFI Holdings Group Co. Ltd., 5.950%, 10/20/2025[8]		1,936,000	106,480	0.02
CIFI Holdings Group Co. Ltd., 5.250%, 05/13/2026[8]		3,374,000	185,570	0.04
CIFI Holdings Group Co. Ltd., 4.375%, 04/12/2027[8]		801,000	44,055	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
China (continued)
CIFI Holdings Group Co. Ltd., 4.800%, 05/17/2028[8]		470,000	$27,415	0.01
Country Garden Holdings Co. Ltd., 5.625%, 01/14/2030[8]		1,965,000	71,231	0.02
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021[8,9]		4,515,000	135,450	0.03
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022[8,9]		5,635,000	195,929	0.04
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[8,9]		1,189,000	35,670	0.01
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[8,9]		2,175,000	65,250	0.02
Kaisa Group Holdings Ltd., 11.250%, 04/09/2022[8,9]		1,260,000	53,550	0.01
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022[8,9]		3,500,000	148,750	0.03
Kaisa Group Holdings Ltd., 11.950%, 10/22/2022[8,9]		1,300,000	55,250	0.01
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[8,9]		1,700,000	72,250	0.02
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[8,9]		2,500,000	106,250	0.02
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024[8]		2,600,000	110,500	0.02
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025[8]		2,000,000	85,000	0.02
Kaisa Group Holdings Ltd., 11.650%, 06/01/2026[8]		1,300,000	55,250	0.01
KWG Group Holdings Ltd., 6.000%, 01/14/2024[8]		1,200,000	84,000	0.02
KWG Group Holdings Ltd., 5.875%, 11/10/2024[8]		490,000	34,300	0.01
KWG Group Holdings Ltd., 7.400%, 01/13/2027[8]		395,000	27,650	0.01
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[8,9]		200,000	7,500	—
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		710,000	607,015	0.13
Sinopec Group Overseas Development 2018 Ltd., 2.700%, 05/13/2030		980,000	827,610	0.18
Sinopec Group Overseas Development 2018 Ltd., 3.350%, 05/13/2050		231,000	146,277	0.03
Sunac China Holdings Ltd., 7.250%, 06/14/2022[8,9]		3,157,000	434,088	0.10
Sunac China Holdings Ltd., 7.950%, 08/08/2022[8,9]		3,430,000	471,625	0.10
Sunac China Holdings Ltd., 8.350%, 04/19/2023[8,9]		4,040,000	545,400	0.12
Sunac China Holdings Ltd., 7.950%, 10/11/2023[8,9]		3,900,000	536,250	0.12
Sunac China Holdings Ltd., 7.500%, 02/01/2024[8]		200,000	27,500	0.01
Sunac China Holdings Ltd., 5.950%, 04/26/2024[8]		1,660,000	228,250	0.05
Sunac China Holdings Ltd., 6.650%, 08/03/2024[8]		675,000	92,813	0.02
Sunac China Holdings Ltd., 6.500%, 01/10/2025[8]		450,000	60,750	0.01
Sunac China Holdings Ltd., 7.000%, 07/09/2025[8]		200,000	27,500	0.01
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[8,9]		1,000,000	60,000	0.01
Yuzhou Group Holdings Co. Ltd., 8.500%, 02/04/2023[8,9]		5,620,000	337,200	0.08
Yuzhou Group Holdings Co. Ltd., 9.950%, 06/08/2023[8,9]		1,595,000	94,089	0.02
Yuzhou Group Holdings Co. Ltd., 6.000%, 10/25/2023[8,9]		3,962,000	237,720	0.05
Yuzhou Group Holdings Co. Ltd., 8.500%, 02/26/2024[8]		425,000	25,500	0.01
Yuzhou Group Holdings Co. Ltd., 7.700%, 02/20/2025[8]		1,080,000	64,800	0.01
Yuzhou Group Holdings Co. Ltd., 7.375%, 01/13/2026[8]		5,250,000	315,000	0.07
Yuzhou Group Holdings Co. Ltd., 7.850%, 08/12/2026[8]		1,330,000	79,800	0.02
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027[8]		2,620,000	153,925	0.03
Zhenro Properties Group Ltd., 8.700%, 08/03/2022[8,9]		1,110,000	4,684	—
Zhenro Properties Group Ltd., 8.000%, 03/06/2023[8,9]		1,532,000	7,660	—
Zhenro Properties Group Ltd., 9.150%, 05/06/2023[8,9]		400,000	2,000	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
China (continued)
Zhenro Properties Group Ltd., 8.300%, 09/15/2023[8,9]		3,158,000	$15,790	—
Zhenro Properties Group Ltd., 14.724%, 12/04/2023[8]		1,360,000	3,400	—
Zhenro Properties Group Ltd., 8.350%, 03/10/2024[8]		387,000	1,935	—
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[8]		3,591,000	17,955	—
Zhenro Properties Group Ltd., 7.100%, 09/10/2024[8]		4,406,000	22,030	0.01
Zhenro Properties Group Ltd., 7.350%, 02/05/2025[8]		8,407,000	42,035	0.01
Zhenro Properties Group Ltd., 6.630%, 01/07/2026[8]		2,065,000	10,325	—
Zhenro Properties Group Ltd., 6.700%, 08/04/2026[8]		5,713,000	28,565	0.01
			10,854,846	2.40

Colombia (Cost $16,004,684)
Colombia (Rep of), 3.875%, 04/25/2027		983,000	893,547	0.20
Colombia (Rep of), 7.375%, 09/18/2037		777,000	697,357	0.15
Colombia (Rep of), 5.625%, 02/26/2044		1,530,000	1,062,585	0.23
Colombia (Rep of), 5.000%, 06/15/2045		544,000	345,440	0.08
Colombia (Rep of), 4.125%, 05/15/2051		813,000	447,150	0.10
Colombian TES, 5.750%, 11/03/2027	COP	9,276,700,000	1,881,929	0.42
Colombian TES, 6.000%, 04/28/2028	COP	9,803,600,000	1,969,098	0.43
Colombian TES, 7.750%, 09/18/2030	COP	2,105,600,000	428,594	0.09
Colombian TES, 7.000%, 03/26/2031	COP	8,353,400,000	1,601,393	0.35
Colombian TES, 7.000%, 06/30/2032	COP	4,011,700,000	736,782	0.16
Colombian TES, 13.250%, 02/09/2033	COP	1,684,300,000	441,728	0.10
Colombian TES, 9.250%, 05/28/2042	COP	2,498,500,000	483,150	0.11
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	1,704,156	0.38
			12,692,909	2.80

Costa Rica (Cost $1,858,740)
Costa Rica (Rep of), 6.125%, 02/19/2031		641,000	608,950	0.13
Costa Rica (Rep of), 6.550%, 04/03/2034		369,000	350,734	0.08
Costa Rica (Rep of), 5.625%, 04/30/2043		710,000	564,450	0.13
Costa Rica (Rep of), 7.000%, 04/04/2044		200,000	183,100	0.04
			1,707,234	0.38

Croatia (Cost $1,207,230)
Croatia (Rep of), 6.000%, 01/26/2024		1,200,000	1,200,108	0.26
			1,200,108	0.26

Czech Republic (Cost $12,283,650)
Czech (Rep of), 2.500%, 08/25/2028	CZK	24,570,000	966,795	0.21
Czech (Rep of), 2.750%, 07/23/2029	CZK	72,900,000	2,853,927	0.63
Czech (Rep of), 0.050%, 11/29/2029	CZK	18,410,000	605,694	0.14
Czech (Rep of), 0.950%, 05/15/2030	CZK	5,640,000	193,984	0.04
Czech (Rep of), 5.000%, 09/30/2030	CZK	47,990,000	2,117,608	0.47
Czech (Rep of), 1.750%, 06/23/2032	CZK	14,820,000	509,137	0.11
Czech (Rep of), 2.000%, 10/13/2033	CZK	8,260,000	280,696	0.06
Czech (Rep of), 4.900%, 04/14/2034	CZK	24,780,000	1,079,227	0.24
Czech (Rep of), 4.200%, 12/04/2036	CZK	6,350,000	259,333	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Czech Republic (continued)
New World Resources N.V., 8.000%, 04/07/2020[8,9,10]	EUR	1,938,518	$—	—
New World Resources N.V., 4.000%, 10/07/2020[8,9,10]	EUR	669,526	—	—
			8,866,401	1.96

Dominican Republic (Cost $14,166,789)
Dominican (Rep of), 5.500%, 01/27/2025		614,000	602,408	0.13
Dominican (Rep of), 6.875%, 01/29/2026		1,288,000	1,280,903	0.28
Dominican (Rep of), 6.000%, 07/19/2028		710,000	670,950	0.15
Dominican (Rep of), 5.500%, 02/22/2029		483,000	439,289	0.10
Dominican (Rep of), 4.875%, 09/23/2032		3,824,000	3,091,704	0.68
Dominican (Rep of), 13.625%, 02/03/2033	DOP	15,000,000	303,260	0.07
Dominican (Rep of), 11.250%, 09/15/2035[4]	DOP	32,200,000	562,736	0.12
Dominican (Rep of), 5.300%, 01/21/2041		973,000	706,398	0.16
Dominican (Rep of), 6.850%, 01/27/2045		363,000	302,198	0.07
Dominican (Rep of), 6.500%, 02/15/2048		1,501,000	1,191,794	0.26
Dominican (Rep of), 6.400%, 06/05/2049		403,000	315,146	0.07
Dominican (Rep of), 5.875%, 01/30/2060		3,380,000	2,396,420	0.53
Dominican Republic Central Bank Notes, 13.000%, 01/30/2026	DOP	18,550,000	343,080	0.08
			12,206,286	2.70

Ecuador (Cost $1,016,045)
Ecuador (Rep of), (Step to 5.000% on 07/31/2024), 2.500%, 07/31/2040[2]		2,368,572	792,287	0.17
			792,287	0.17

Egypt (Cost $10,044,602)
Egypt (Rep of), 6.588%, 02/21/2028		391,000	248,285	0.06
Egypt (Rep of), 7.600%, 03/01/2029		795,000	492,900	0.11
Egypt (Rep of), 5.875%, 02/16/2031		910,000	497,088	0.11
Egypt (Rep of), 7.625%, 05/29/2032		844,000	481,080	0.11
Egypt (Rep of), 8.500%, 01/31/2047		2,028,000	1,051,619	0.23
Egypt (Rep of), 7.903%, 02/21/2048		2,669,000	1,351,181	0.30
Egypt (Rep of), 8.700%, 03/01/2049		1,580,000	827,525	0.18
Egypt (Rep of), 8.875%, 05/29/2050		1,443,000	761,182	0.17
Egypt (Rep of), 8.750%, 09/30/2051		1,057,000	553,604	0.12
Egypt (Rep of), 8.150%, 11/20/2059		200,000	102,000	0.02
			6,366,464	1.41

Gabon (Cost $1,086,184)
Gabon (Rep of), 6.625%, 02/06/2031		1,415,000	994,038	0.22
			994,038	0.22

Ghana (Cost $4,394,023)
Ghana (Rep of), 6.375%, 02/11/2027[8]		1,807,000	786,045	0.18
Ghana (Rep of), 7.750%, 04/07/2029[8]		1,062,000	457,987	0.10
Ghana (Rep of), 7.625%, 05/16/2029[8]		1,582,000	680,260	0.15
Ghana (Rep of), 8.125%, 03/26/2032[8]		633,000	267,443	0.06
Ghana (Rep of), 8.625%, 04/07/2034[8]		1,441,000	621,431	0.14

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Ghana (continued)
Ghana (Rep of), 7.875%, 02/11/2035[8]		438,000	$189,983	0.04
Ghana (Rep of), 8.875%, 05/07/2042[8]		1,540,000	646,800	0.14
			3,649,949	0.81

Guatemala (Cost $1,832,086)
Guatemala (Rep of), 5.375%, 04/24/2032		242,000	215,017	0.05
Guatemala (Rep of), 6.600%, 06/13/2036		426,000	393,624	0.09
Guatemala (Rep of), 4.650%, 10/07/2041		408,000	281,520	0.06
Guatemala (Rep of), 6.125%, 06/01/2050		665,000	528,675	0.11
			1,418,836	0.31

Hungary (Cost $6,536,333)
Hungary (Rep of), 5.375%, 03/25/2024		694,000	691,853	0.16
Hungary (Rep of), 6.750%, 10/22/2028	HUF	216,810,000	581,456	0.13
Hungary (Rep of), 3.000%, 08/21/2030	HUF	443,460,000	953,608	0.21
Hungary (Rep of), 2.125%, 09/22/2031		764,000	549,620	0.12
Hungary (Rep of), 3.000%, 10/27/2038	HUF	248,590,000	414,757	0.09
Hungary (Rep of), 3.125%, 09/21/2051		2,231,000	1,178,102	0.26
Hungary (Rep of), 6.750%, 09/25/2052		834,000	771,450	0.17
			5,140,846	1.14

India (Cost $1,817,675)
Export-Import Bank of India, 3.375%, 08/05/2026		440,000	413,125	0.09
Export-Import Bank of India, 2.250%, 01/13/2031		789,000	602,630	0.13
Export-Import Bank of India, 5.500%, 01/18/2033		651,000	609,870	0.14
			1,625,625	0.36

Indonesia (Cost $37,906,699)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	45,715,000,000	2,892,262	0.64
Indonesia (Rep of), 8.125%, 05/15/2024	IDR	19,857,000,000	1,257,816	0.28
Indonesia (Rep of), 4.150%, 09/20/2027		620,000	587,047	0.13
Indonesia (Rep of), 4.550%, 01/11/2028		717,000	688,772	0.15
Indonesia (Rep of), 6.375%, 08/15/2028	IDR	6,882,000,000	421,541	0.09
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	11,300,000,000	770,762	0.17
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	23,273,000,000	1,541,278	0.34
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	9,202,000,000	576,971	0.13
Indonesia (Rep of), 6.500%, 02/15/2031	IDR	3,078,000,000	186,986	0.04
Indonesia (Rep of), 7.750%, 04/15/2031	IDR	12,825,000,000	831,586	0.18
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	16,566,000,000	1,134,122	0.25
Indonesia (Rep of), 7.000%, 02/15/2033	IDR	30,424,000,000	1,905,690	0.42
Indonesia (Rep of), 6.625%, 02/15/2034	IDR	14,448,000,000	872,337	0.19
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	12,504,000,000	851,311	0.19
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	10,880,000,000	698,621	0.15
Indonesia (Rep of), 8.500%, 10/12/2035		624,000	744,432	0.16
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	10,391,000,000	706,470	0.16
Indonesia (Rep of), 6.625%, 02/17/2037		751,000	780,349	0.17
Indonesia (Rep of), 7.750%, 01/17/2038		971,000	1,107,688	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	8,539,000,000	$549,646	0.12
Indonesia (Rep of), 7.125%, 06/15/2038	IDR	33,262,000,000	2,083,455	0.46
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	12,332,000,000	853,963	0.19
Indonesia (Rep of), 5.250%, 01/17/2042		833,000	748,076	0.17
Indonesia (Rep of), 5.950%, 01/08/2046		616,000	587,381	0.13
Indonesia (Rep of), 5.250%, 01/08/2047		546,000	477,996	0.11
Indonesia (Rep of), 4.750%, 07/18/2047		750,000	611,880	0.14
Indonesia (Rep of), 4.200%, 10/15/2050		976,000	714,676	0.16
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 4.750%, 05/15/2025		576,000	562,464	0.12
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 5.450%, 05/15/2030		899,000	830,865	0.18
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 5.800%, 05/15/2050		200,000	157,992	0.04
Pertamina Persero PT, 6.000%, 05/03/2042		329,000	289,859	0.06
Pertamina Persero PT, 6.450%, 05/30/2044		581,000	535,601	0.12
Pertamina Persero PT, 6.500%, 11/07/2048		367,000	341,743	0.08
Pertamina Persero PT, 4.175%, 01/21/2050		372,000	247,469	0.06
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		417,000	408,790	0.09
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		929,000	904,939	0.20
Perusahaan Penerbit SBSN Indonesia III, 4.700%, 06/06/2032		453,000	420,574	0.09
Perusahaan Penerbit SBSN Indonesia III, 3.800%, 06/23/2050		298,000	201,710	0.05
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 10/24/2042		620,000	484,177	0.11
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 05/15/2047		857,000	653,368	0.14
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		1,404,000	1,189,890	0.26
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.875%, 07/17/2049		1,184,000	835,312	0.18
			33,247,867	7.35

Ivory Coast (Cost $5,226,509)
Ivory Coast (Rep of), 5.875%, 10/17/2031	EUR	1,089,000	929,019	0.20
Ivory Coast (Rep of), 4.875%, 01/30/2032	EUR	947,000	755,273	0.17
Ivory Coast (Rep of), 6.875%, 10/17/2040	EUR	885,000	677,733	0.15
Ivory Coast (Rep of), 6.625%, 03/22/2048	EUR	2,709,000	1,913,317	0.42
			4,275,342	0.94

Jamaica (Cost $990,962)
Jamaica (Rep of), 7.875%, 07/28/2045		750,000	801,750	0.18
			801,750	0.18

Kazakhstan (Cost $1,456,218)
Kazakhstan (Rep of), 6.500%, 07/21/2045		1,017,000	996,660	0.22
			996,660	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Kenya (Cost $880,639)
Kenya (Rep of), 8.000%, 05/22/2032		449,000	$351,904	0.08
Kenya (Rep of), 8.250%, 02/28/2048		643,000	451,707	0.10
			803,611	0.18

Lebanon (Cost $9,964,128)
Lebanon (Rep of), 6.375%, 03/09/2020[8,9]		1,855,000	111,300	0.03
Lebanon (Rep of), 5.800%, 04/14/2020[8,9]		1,219,000	73,140	0.02
Lebanon (Rep of), 6.150%, 06/19/2020[8,9]		2,648,000	158,880	0.04
Lebanon (Rep of), 8.250%, 04/12/2021[8,9]		1,610,000	95,682	0.02
Lebanon (Rep of), 6.600%, 08/23/2022[8,9]		1,089,000	63,914	0.01
Lebanon (Rep of), 6.100%, 10/04/2022[8,9]		3,808,000	232,364	0.05
Lebanon (Rep of), 6.000%, 01/27/2023[8,9]		1,000	61	—
Lebanon (Rep of), 6.850%, 03/23/2027[8]		2,314,000	141,034	0.03
Lebanon (Rep of), 7.000%, 03/23/2032[8]		895,000	53,709	0.01
Lebanon (Rep of), 7.050%, 11/02/2035[8]		244,000	14,974	—
Lebanon (Rep of), 7.250%, 03/23/2037[8]		867,000	51,231	0.01
			996,289	0.22

Malaysia (Cost $28,345,386)
Malaysia (Rep of), 3.478%, 06/14/2024	MYR	54,561,000	11,454,317	2.53
Malaysia (Rep of), 4.504%, 04/30/2029	MYR	4,435,000	954,812	0.21
Malaysia (Rep of), 4.498%, 04/15/2030	MYR	565,000	121,211	0.03
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	526,122	0.12
Malaysia (Rep of), 3.582%, 07/15/2032	MYR	4,569,000	921,894	0.20
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	2,342,000	476,683	0.10
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	2,888,000	609,477	0.13
Malaysia (Rep of), 4.762%, 04/07/2037	MYR	566,000	124,851	0.03
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	3,968,000	891,216	0.20
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	2,004,000	387,963	0.09
Malaysia (Rep of), 4.696%, 10/15/2042	MYR	444,000	96,489	0.02
Malaysia (Rep of), 4.935%, 09/30/2043	MYR	747,000	165,721	0.04
Malaysia (Rep of), 4.921%, 07/06/2048	MYR	1,743,000	387,126	0.08
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	2,911,000	564,237	0.12
Malaysia Government Investment Issue, 4.193%, 10/07/2032	MYR	329,000	69,285	0.01
Petronas Capital Ltd., 2.480%, 01/28/2032		2,139,000	1,660,313	0.37
Petronas Capital Ltd., 4.550%, 04/21/2050		3,632,000	2,785,962	0.62
Petronas Capital Ltd., 4.800%, 04/21/2060		718,000	557,592	0.12
Petronas Capital Ltd., 3.404%, 04/28/2061		1,543,000	892,487	0.20
			23,647,758	5.22

Mexico (Cost $41,110,443)
Comision Federal de Electricidad, 3.875%, 07/26/2033		1,175,000	851,875	0.19
Mexican Bonos, 10.000%, 12/05/2024	MXN	9,790,000	535,610	0.12
Mexican Bonos, 5.750%, 03/05/2026	MXN	93,590,000	4,655,712	1.03
Mexican Bonos, 5.500%, 03/04/2027	MXN	75,570,000	3,619,838	0.80
Mexican Bonos, 7.750%, 05/29/2031	MXN	17,570,000	848,530	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Mexican Bonos, 7.500%, 05/26/2033	MXN	33,920,000	$1,571,568	0.34
Mexican Bonos, 7.750%, 11/23/2034	MXN	32,200,000	1,501,000	0.33
Mexican Bonos, 10.000%, 11/20/2036	MXN	37,020,000	2,030,402	0.45
Mexican Bonos, 8.500%, 11/18/2038	MXN	30,270,000	1,463,681	0.32
Mexican Bonos, 7.750%, 11/13/2042	MXN	14,250,000	630,734	0.14
Mexico (Rep of), 5.400%, 02/09/2028		412,000	404,172	0.09
Mexico (Rep of), 2.659%, 05/24/2031		692,000	538,722	0.12
Mexico (Rep of), 4.875%, 05/19/2033		911,000	799,402	0.17
Mexico (Rep of), 6.050%, 01/11/2040		556,000	497,620	0.11
Mexico (Rep of), 4.750%, 03/08/2044		488,000	359,793	0.08
Mexico (Rep of), 5.550%, 01/21/2045		807,000	667,793	0.15
Mexico (Rep of), 6.338%, 05/04/2053		839,000	726,994	0.16
Mexico (Rep of), 3.771%, 05/24/2061		2,492,000	1,393,028	0.31
Mexico (Rep of), 3.750%, 04/19/2071		3,044,000	1,666,590	0.37
Mexico (Rep of), 5.750%, 10/12/2110		896,000	677,824	0.15
Petroleos Mexicanos, 6.750%, 09/21/2047		3,604,000	2,039,864	0.45
Petroleos Mexicanos, 6.350%, 02/12/2048		1,237,000	675,711	0.15
Petroleos Mexicanos, 7.690%, 01/23/2050		4,673,000	2,885,577	0.64
Petroleos Mexicanos, 6.950%, 01/28/2060		5,053,000	2,861,261	0.63
			33,903,301	7.49

Mongolia (Cost $779,142)
Mongolia (Rep of), 8.650%, 01/19/2028		276,000	273,820	0.06
Mongolia (Rep of), 4.450%, 07/07/2031		657,000	497,257	0.11
			771,077	0.17

Morocco (Cost $4,184,491)
Morocco (Rep of), 2.375%, 12/15/2027		723,000	618,165	0.14
Morocco (Rep of), 5.950%, 03/08/2028		453,000	443,374	0.10
Morocco (Rep of), 3.000%, 12/15/2032		774,000	577,597	0.13
Morocco (Rep of), 6.500%, 09/08/2033		1,505,000	1,442,919	0.32
Morocco (Rep of), 5.500%, 12/11/2042		533,000	415,740	0.09
Morocco (Rep of), 4.000%, 12/15/2050		410,000	242,412	0.05
			3,740,207	0.83

Nigeria (Cost $5,745,173)
Nigeria (Rep of), 6.500%, 11/28/2027		947,000	814,420	0.18
Nigeria (Rep of), 7.375%, 09/28/2033		1,179,000	884,250	0.20
Nigeria (Rep of), 7.696%, 02/23/2038		963,000	683,730	0.15
Nigeria (Rep of), 7.625%, 11/28/2047		3,601,000	2,421,672	0.53
Nigeria (Rep of), 9.248%, 01/21/2049		480,000	371,400	0.08
			5,175,472	1.14

Oman (Cost $8,554,288)
Oman (Rep of), 4.750%, 06/15/2026		1,444,000	1,384,680	0.31
Oman (Rep of), 6.750%, 10/28/2027		1,645,000	1,658,880	0.37
Oman (Rep of), 6.000%, 08/01/2029		1,211,000	1,174,670	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Oman (continued)
Oman (Rep of), 6.250%, 01/25/2031		430,000	$417,638	0.09
Oman (Rep of), 6.500%, 03/08/2047		1,586,000	1,375,855	0.30
Oman (Rep of), 6.750%, 01/17/2048		1,424,000	1,269,140	0.28
Oman (Rep of), 7.000%, 01/25/2051		830,000	761,525	0.17
			8,042,388	1.78

Pakistan (Cost $6,769,488)
Pakistan (Rep of), 8.250%, 04/15/2024		1,491,000	1,330,837	0.29
Pakistan (Rep of), 8.250%, 09/30/2025		794,000	556,483	0.12
Pakistan (Rep of), 6.875%, 12/05/2027		1,267,000	661,627	0.15
Pakistan (Rep of), 7.375%, 04/08/2031		2,302,000	1,116,976	0.25
Pakistan (Rep of), 8.875%, 04/08/2051		2,157,000	1,036,288	0.23
Pakistan Water & Power Development Authority, 7.500%, 06/04/2031		761,000	322,382	0.07
			5,024,593	1.11

Panama (Cost $4,374,024)
Panama (Rep of), 3.875%, 03/17/2028		266,000	238,336	0.05
Panama (Rep of), 9.375%, 04/01/2029		800,000	883,200	0.19
Panama (Rep of), 6.700%, 01/26/2036		1,100,000	1,023,550	0.23
Panama (Rep of), 4.500%, 05/15/2047		460,000	295,550	0.07
Panama (Rep of), 4.300%, 04/29/2053		1,081,000	643,735	0.14
			3,084,371	0.68

Paraguay (Cost $1,976,827)
Paraguay (Rep of), 4.700%, 03/27/2027		446,000	424,146	0.09
Paraguay (Rep of), 5.850%, 08/21/2033		835,000	768,200	0.17
Paraguay (Rep of), 5.400%, 03/30/2050		690,000	515,775	0.12
			1,708,121	0.38

Peru (Cost $16,136,039)
Peru (Rep of), 7.350%, 07/21/2025		723,000	738,776	0.16
Peru (Rep of), 5.940%, 02/12/2029	PEN	5,105,000	1,272,584	0.28
Peru (Rep of), 6.150%, 08/12/2032	PEN	7,922,000	1,883,646	0.42
Peru (Rep of), 7.300%, 08/12/2033[4]	PEN	5,844,000	1,490,434	0.33
Peru (Rep of), 8.750%, 11/21/2033		1,897,000	2,212,206	0.49
Peru (Rep of), 5.400%, 08/12/2034	PEN	6,591,000	1,434,649	0.32
Peru (Rep of), 3.300%, 03/11/2041		810,000	535,005	0.12
Peru (Rep of), 5.625%, 11/18/2050		739,000	651,059	0.14
Peru (Rep of), 2.780%, 12/01/2060		1,334,000	667,667	0.15
Peru (Rep of), 3.230%, 07/28/2121		584,000	292,876	0.06
Petroleos del Peru S.A., 5.625%, 06/19/2047		2,939,000	1,603,048	0.35
			12,781,950	2.82

Philippines (Cost $7,840,370)
Philippines (Rep of), 10.625%, 03/16/2025		588,000	626,649	0.14
Philippines (Rep of), 9.500%, 02/02/2030		820,000	972,028	0.21
Philippines (Rep of), 7.750%, 01/14/2031		903,000	1,004,732	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Philippines (continued)
Philippines (Rep of), 5.000%, 07/17/2033		274,000	$257,560	0.06
Philippines (Rep of), 6.375%, 10/23/2034		991,000	1,017,222	0.22
Philippines (Rep of), 6.250%, 01/14/2036	PHP	12,000,000	198,802	0.04
Philippines (Rep of), 3.950%, 01/20/2040		2,087,000	1,594,113	0.35
Philippines (Rep of), 2.950%, 05/05/2045		784,000	480,341	0.11
Philippines (Rep of), 4.200%, 03/29/2047		216,000	160,458	0.04
			6,311,905	1.39

Poland (Cost $11,414,586)
Bank Gospodarstwa Krajowego, 6.250%, 10/31/2028[4]		305,000	308,431	0.07
Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033		444,000	412,920	0.09
Poland (Rep of), 2.500%, 04/25/2024	PLN	6,737,000	1,579,977	0.35
Poland (Rep of), 2.500%, 07/25/2026	PLN	1,468,000	325,786	0.07
Poland (Rep of), 0.250%, 10/25/2026	PLN	1,469,000	302,965	0.07
Poland (Rep of), 3.750%, 05/25/2027	PLN	10,121,000	2,294,210	0.51
Poland (Rep of), 2.500%, 07/25/2027	PLN	1,529,000	331,138	0.07
Poland (Rep of), 5.500%, 11/16/2027		723,000	725,943	0.16
Poland (Rep of), 2.750%, 04/25/2028	PLN	5,360,000	1,150,032	0.25
Poland (Rep of), 7.500%, 07/25/2028	PLN	8,521,000	2,203,498	0.49
Poland (Rep of), 1.250%, 10/25/2030	PLN	3,286,000	596,669	0.13
Poland (Rep of), 4.875%, 10/04/2033		1,018,000	941,518	0.21
Poland (Rep of), 5.500%, 04/04/2053		465,000	408,489	0.09
			11,581,576	2.56

Qatar (Cost $8,379,866)
Qatar (Rep of), 3.250%, 06/02/2026		1,637,000	1,550,665	0.34
Qatar (Rep of), 4.817%, 03/14/2049		2,792,000	2,281,587	0.51
Qatar (Rep of), 4.400%, 04/16/2050		530,000	408,431	0.09
QatarEnergy, 3.125%, 07/12/2041		2,962,000	1,943,813	0.43
			6,184,496	1.37

Romania (Cost $14,428,810)
Romania (Rep of), 3.000%, 02/27/2027		444,000	401,651	0.09
Romania (Rep of), 5.800%, 07/26/2027	RON	9,470,000	1,967,114	0.43
Romania (Rep of), 4.150%, 01/26/2028	RON	5,100,000	986,058	0.22
Romania (Rep of), 8.000%, 04/29/2030	RON	4,905,000	1,098,955	0.24
Romania (Rep of), 4.150%, 10/24/2030	RON	6,155,000	1,119,307	0.25
Romania (Rep of), 3.000%, 02/14/2031		354,000	279,660	0.06
Romania (Rep of), 3.625%, 03/27/2032		1,798,000	1,419,557	0.31
Romania (Rep of), 8.250%, 09/29/2032	RON	12,855,000	2,953,820	0.65
Romania (Rep of), 7.125%, 01/17/2033		434,000	430,551	0.10
Romania (Rep of), 6.125%, 01/22/2044		294,000	252,928	0.06
Romania (Rep of), 4.000%, 02/14/2051		2,298,000	1,403,934	0.31
			12,313,535	2.72

Saudi Arabia (Cost $13,146,277)
Gaci First Investment Co., 5.000%, 10/13/2027		710,000	688,478	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Saudi Arabia (continued)
Gaci First Investment Co., 5.250%, 10/13/2032		1,217,000	$1,154,629	0.26
Gaci First Investment Co., 5.125%, 02/14/2053		1,160,000	894,650	0.20
Saudi (Rep of), 4.750%, 01/18/2028		1,032,000	998,460	0.22
Saudi (Rep of), 4.625%, 10/04/2047		808,000	608,020	0.13
Saudi (Rep of), 5.000%, 04/17/2049		1,903,000	1,510,506	0.33
Saudi (Rep of), 5.250%, 01/16/2050		1,310,000	1,077,475	0.24
Saudi (Rep of), 3.750%, 01/21/2055		1,457,000	917,910	0.20
Saudi (Rep of), 4.500%, 04/22/2060		1,128,000	814,980	0.18
Saudi (Rep of), 3.450%, 02/02/2061		2,242,000	1,300,360	0.29
			9,965,468	2.20

South Africa (Cost $20,799,907)
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	64,454,965	3,562,626	0.79
South Africa (Rep of), 4.300%, 10/12/2028		2,754,000	2,368,440	0.52
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	78,585,521	3,709,522	0.82
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	10,672,931	470,752	0.11
South Africa (Rep of), 5.875%, 04/20/2032		1,509,000	1,273,219	0.28
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	36,310,362	1,549,936	0.34
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	35,823,288	1,419,827	0.31
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	24,388,389	970,548	0.22
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	14,396,066	544,187	0.12
South Africa (Rep of), 5.000%, 10/12/2046		467,000	282,535	0.06
South Africa (Rep of), 5.650%, 09/27/2047		955,000	620,750	0.14
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	14,337,218	537,892	0.12
South Africa (Rep of), 5.750%, 09/30/2049		1,338,000	869,700	0.19
			18,179,934	4.02

South Korea (Cost $5,678,677)
Korea (Rep of), 4.250%, 12/10/2032	KRW	7,054,930,000	5,179,895	1.14
			5,179,895	1.14

Thailand (Cost $8,318,116)
Thailand (Rep of), 2.350%, 06/17/2026	THB	88,425,000	2,431,814	0.54
Thailand (Rep of), 2.650%, 06/17/2028	THB	23,434,000	641,815	0.14
Thailand (Rep of), 2.000%, 12/17/2031	THB	24,345,000	617,036	0.14
Thailand (Rep of), 1.585%, 12/17/2035	THB	19,716,000	447,232	0.10
Thailand (Rep of), 3.400%, 06/17/2036	THB	17,483,000	478,215	0.11
Thailand (Rep of), 3.300%, 06/17/2038	THB	27,502,000	734,797	0.16
Thailand (Rep of), 2.000%, 06/17/2042	THB	44,923,000	963,740	0.21
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	114,756	0.02
Thailand (Rep of), 3.600%, 06/17/2067	THB	18,378,000	470,079	0.10
			6,899,484	1.52

Tunisia (Cost $969,432)
Tunisia (Rep of), 6.375%, 07/15/2026	EUR	1,481,000	944,145	0.21
			944,145	0.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Turkey (Cost $5,253,205)
Turkey (Rep of), 6.000%, 01/14/2041		465,000	$330,150	0.07
Turkey (Rep of), 4.875%, 04/16/2043		2,888,000	1,750,850	0.39
Turkey (Rep of), 5.750%, 05/11/2047		3,236,000	2,107,445	0.47
Turkiye Ihracat Kredi Bankasi A.S., 9.000%, 01/28/2027[4]		586,000	587,465	0.13
			4,775,910	1.06

Ukraine (Cost $1,626,014)
Ukraine (Rep of), 9.750%, 11/01/2030[8]		1,005,000	291,450	0.06
Ukraine (Rep of), 6.876%, 05/21/2031[8]		1,268,000	312,562	0.07
			604,012	0.13

United Arab Emirates (Cost $5,859,787)
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049		2,175,000	1,330,828	0.29
DP World Crescent Ltd., 3.875%, 07/18/2029		641,000	568,086	0.13
DP World Crescent Ltd., 3.750%, 01/30/2030		804,000	702,746	0.16
DP World Crescent Ltd., 5.500%, 09/13/2033		1,739,000	1,637,269	0.36
DP World Ltd., 5.625%, 09/25/2048		843,000	691,429	0.15
			4,930,358	1.09

United States (Cost $6,581,354)
U.S. Treasury Bill, 5.231%, 01/16/2024[11]		6,655,700	6,581,110	1.45
			6,581,110	1.45

Uruguay (Cost $9,374,180)
Uruguay (Rep of), 4.375%, (Inflation Index), 12/15/2028	UYU	22,439,733	578,887	0.13
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	43,056,886	982,085	0.22
Uruguay (Rep of), 7.875%, (100% Cash), 01/15/2033[5]		1,177,380	1,344,568	0.30
Uruguay (Rep of), 9.750%, 07/20/2033	UYU	485,717	12,036	—
Uruguay (Rep of), 5.750%, 10/28/2034		1,293,750	1,291,809	0.28
Uruguay (Rep of), 7.625%, 03/21/2036		853,660	964,209	0.21
Uruguay (Rep of), 4.125%, 11/20/2045		719,435	568,354	0.12
Uruguay (Rep of), 5.100%, 06/18/2050		722,744	623,005	0.14
Uruguay (Rep of), 4.975%, 04/20/2055		1,673,300	1,393,859	0.31
			7,758,812	1.71

Venezuela (Cost $54,755,630)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[8,9]		28,100,000	23,604,000	5.21
Petroleos de Venezuela S.A., 9.000%, 11/17/2021[8,9]		3,789,076	483,107	0.11
Petroleos de Venezuela S.A., 12.750%, 02/17/2022[8,9]		1,695,000	258,488	0.06
Petroleos de Venezuela S.A., 5.375%, 04/12/2027[8]		1,590,000	211,470	0.05
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[8]		5,253,147	735,441	0.16
Venezuela (Rep of), 7.750%, 10/13/2019[8,9]		1,638,000	221,130	0.05
Venezuela (Rep of), 12.750%, 08/23/2022[8,9]		3,246,000	572,919	0.13
Venezuela (Rep of), 9.000%, 05/07/2023[8,9]		1,407,000	235,673	0.05
Venezuela (Rep of), 8.250%, 10/13/2024[8]		3,213,200	530,178	0.12
Venezuela (Rep of), 11.750%, 10/21/2026[8]		20,397,000	3,875,430	0.85
Venezuela (Rep of), 9.250%, 09/15/2027[8]		13,541,000	2,538,937	0.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Venezuela (continued)
Venezuela (Rep of), 9.250%, 05/07/2028[8]		2,317,000	$401,999	0.09
Venezuela (Rep of), 11.950%, 08/05/2031[8]		28,899,800	5,418,712	1.20
			39,087,484	8.64

Vietnam (Cost $1,250,588)
Vietnam (Rep of), 4.800%, 11/19/2024		1,241,000	1,214,592	0.27
			1,214,592	0.27

Zambia (Cost $769,559)
Zambia (Rep of), 8.970%, 07/30/2027[8]		1,139,000	690,875	0.15
			690,875	0.15

Total Debt Securities (Cost $589,120,836)			416,497,479	92.02

Short-Term Investments

Canada (Cost $20,000,000)
Canadian Imperial Bank of Commerce, Time Deposit, 5.310%		20,000,000	20,000,000	4.42
			20,000,000	4.42

United States (Cost $5,000,000)
Societe Generale, New York Branch, Time Deposit, 5.270%		5,000,000	5,000,000	1.11
			5,000,000	1.11

Total Short-Term Investments (Cost $25,000,000)			25,000,000	5.53

Total Investments (Total Cost $614,120,836)			441,497,479	97.55

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			11,102,953	2.45

Net Assets			$452,600,432	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2023 is disclosed.

[3]	Zero coupon bond.

[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[5]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[6]

Restricted security that has been deemed illiquid. At October 31, 2023 the value of these restricted illiquid securities amount to $2,282,523 or 0.50% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

Oi S.A., 14.000%, 09/07/2024	4/21/23-10/19/23	$2,269,529
Oi S.A., 14.000%, 09/07/2024	10/4/23-10/24/23	122

[7]	Security is a Level 3 investment.

[8]	Issuer has defaulted on terms of debt obligation.

[9]	Maturity has been extended under the terms of a plan of reorganization.

[10]	Security has been deemed worthless and is a Level 3 investment.

[11]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Percentages shown are based on net assets.

At October 31, 2023, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2023	Citibank	Brazilian Real	13,520,780	United States Dollar	2,660,000	$20,751

11/03/2023	HSBC Bank	United States Dollar	9,796,455	Brazilian Real	48,814,267	118,101

11/10/2023	State Street	United States Dollar	312,690	Indian Rupee	26,009,929	399

11/10/2023	HSBC Bank	United States Dollar	2,150,000	Indonesian Rupiah	34,131,250,000	3,725

11/10/2023	State Street	United States Dollar	418,770	Indonesian Rupiah	6,650,869,545	543

11/10/2023	Morgan Stanley	United States Dollar	2,767,000	Korean Won	3,734,814,974	1,616

11/10/2023	BNP Paribas	United States Dollar	2,660,665	Singapore Dollar	3,639,523	1,182

11/20/2023	BNP Paribas	United States Dollar	340,630	Chinese Offshore Yuan	2,475,304	2,987

11/20/2023	Merrill Lynch	United States Dollar	457,420	Chinese Offshore Yuan	3,349,085	589

11/20/2023	Morgan Stanley	United States Dollar	274,000	Chinese Offshore Yuan	2,005,859	391

11/22/2023	HSBC Bank	United States Dollar	5,520,053	Euro	5,205,949	6,465

11/24/2023	Morgan Stanley	United States Dollar	1,379,538	Korean Won	1,862,790,148	280

11/30/2023	BNP Paribas	Thai Baht	24,262,000	United States Dollar	669,536	7,294

11/30/2023	HSBC Bank	Thai Baht	18,081,620	United States Dollar	498,935	5,483

11/30/2023	Morgan Stanley	Thai Baht	219,770,094	United States Dollar	6,091,189	39,677

11/30/2023	HSBC Bank	United States Dollar	1,358,602	Malaysian Ringgit	6,374,790	17,896

11/30/2023	JP Morgan	United States Dollar	263,330	Philippine Peso	14,952,667	56

12/04/2023	Morgan Stanley	United States Dollar	9,676,639	Brazilian Real	48,486,250	99,999

12/08/2023	Merrill Lynch	United States Dollar	429,190	Taiwan Dollar	13,866,356	1,085

12/11/2023	Merrill Lynch	United States Dollar	179,000	Indian Rupee	14,916,249	101

12/11/2023	BNP Paribas	United States Dollar	925,586	Indonesian Rupiah	14,137,404,917	38,690

12/11/2023	JP Morgan	United States Dollar	87,585	Indonesian Rupiah	1,371,663,078	1,535

12/11/2023	State Street	United States Dollar	213,000	Singapore Dollar	290,289	580

12/13/2023	HSBC Bank	Egyptian Pound	1,870,816	United States Dollar	58,136	700

01/12/2024	HSBC Bank	Korean Won	1,164,366,820	United States Dollar	864,319	78

01/12/2024	HSBC Bank	United States Dollar	1,725,774	Indonesian Rupiah	26,766,758,284	47,525

01/12/2024	Barclays	United States Dollar	1,324,902	Korean Won	1,779,329,647	3,972

01/12/2024	State Street	United States Dollar	312,000	Korean Won	418,794,480	1,097

01/16/2024	HSBC Bank	United States Dollar	55,845	Egyptian Pound	1,870,816	1,938

01/31/2024	Merrill Lynch	Chilean Peso	3,693,999,021	United States Dollar	3,874,756	228,926

01/31/2024	Morgan Stanley	Czech Koruna	73,354,351	United States Dollar	3,134,298	19,144

01/31/2024	BNP Paribas	Hungarian Forint	1,754,027,136	United States Dollar	4,740,303	47,895

01/31/2024	JP Morgan	Israeli Shekel	6,202,106	United States Dollar	1,536,575	7,087

01/31/2024	Merrill Lynch	Mexican Peso	110,894,370	United States Dollar	5,965,751	86,006

01/31/2024	Morgan Stanley	South African Rand	27,748,516	United States Dollar	1,430,456	46,244

01/31/2024	Morgan Stanley	Turkish Lira	35,157,353	United States Dollar	1,133,455	15,155

01/31/2024	Morgan Stanley	United States Dollar	233,000	Czech Koruna	5,387,158	1,411

01/31/2024	Citibank	United States Dollar	1,170,000	Hungarian Forint	426,219,300	6,493

01/31/2024	HSBC Bank	United States Dollar	1,170,000	Hungarian Forint	428,139,270	1,252

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/31/2024	State Street	United States Dollar	139,000	Hungarian Forint	50,558,741	$983

01/31/2024	BNP Paribas	United States Dollar	180,000	Mexican Peso	3,295,568	153

01/31/2024	Morgan Stanley	United States Dollar	180,000	Mexican Peso	3,296,312	113

01/31/2024	JP Morgan	United States Dollar	193,000	Peruvian Nuevo Sol	742,510	419

01/31/2024	Morgan Stanley	United States Dollar	303,000	Polish Zloty	1,267,740	2,864

01/31/2024	Citibank	United States Dollar	258,000	Romanian Leu	1,204,983	1,569

02/12/2024	HSBC Bank	United States Dollar	2,392,683	Indian Rupee	199,921,810	1,876

02/12/2024	HSBC Bank	United States Dollar	700,624	Indonesian Rupiah	11,146,576,000	2,146

03/25/2024	Citibank	United States Dollar	6,073,235	Chinese Offshore Yuan	43,994,106	17,942

Subtotal Appreciation						912,413

11/03/2023	Morgan Stanley	Brazilian Real	48,486,250	United States Dollar	9,712,790	(99,471)

11/03/2023	Santander	Brazilian Real	2,310,000	United States Dollar	459,894	(1,892)

11/03/2023	Deutsche Bank	United States Dollar	3,041,230	Brazilian Real	15,502,762	(32,486)

11/10/2023	HSBC Bank	Indian Rupee	290,666,369	United States Dollar	3,495,247	(5,331)

11/10/2023	HSBC Bank	Indonesian Rupiah	18,470,200,000	United States Dollar	1,163,705	(2,243)

11/10/2023	Barclays	Korean Won	1,779,329,647	United States Dollar	1,319,977	(2,501)

11/10/2023	HSBC Bank	Korean Won	2,173,327,897	United States Dollar	1,638,035	(28,829)

11/10/2023	HSBC Bank	Singapore Dollar	3,840,868	United States Dollar	2,887,271	(80,661)

11/10/2023	Standard Chartered	Singapore Dollar	299,127	United States Dollar	221,260	(2,681)

11/10/2023	Deutsche Bank	United States Dollar	3,173,000	Indian Rupee	264,656,440	(4,626)

11/10/2023	Deutsche Bank	United States Dollar	161,150	Korean Won	217,842,570	(148)

11/10/2023	Morgan Stanley	United States Dollar	364,730	Singapore Dollar	500,471	(976)

11/15/2023	Citibank	Thai Baht	51,107,297	United States Dollar	1,466,999	(43,176)

11/15/2023	Standard Chartered	Thai Baht	57,299,000	United States Dollar	1,636,404	(40,084)

11/20/2023	BNP Paribas	Chinese Offshore Yuan	4,941,174	United States Dollar	682,150	(8,151)

11/20/2023	Citibank	Chinese Offshore Yuan	165,064,125	United States Dollar	23,181,861	(666,336)

11/24/2023	Deutsche Bank	United States Dollar	2,455,000	Korean Won	3,329,962,000	(10,590)

11/24/2023	HSBC Bank	United States Dollar	1,044,462	Korean Won	1,410,890,617	(198)

11/30/2023	BNP Paribas	Malaysian Ringgit	3,550,699	United States Dollar	768,350	(21,589)

11/30/2023	Merrill Lynch	Philippine Peso	124,524,759	United States Dollar	2,211,022	(18,492)

11/30/2023	Deutsche Bank	Thai Baht	56,611,000	United States Dollar	1,628,461	(49,199)

11/30/2023	UBS	Thai Baht	60,087,000	United States Dollar	1,734,904	(58,673)

11/30/2023	BNP Paribas	United States Dollar	161,430	Malaysian Ringgit	768,262	(146)

11/30/2023	Deutsche Bank	United States Dollar	3,331,220	Thai Baht	119,617,103	(5,706)

11/30/2023	Morgan Stanley	United States Dollar	478,000	Thai Baht	17,135,440	(23)

12/08/2023	Standard Chartered	Taiwan Dollar	276,464,610	United States Dollar	8,746,859	(211,395)

12/11/2023	HSBC Bank	Indian Rupee	303,674,000	United States Dollar	3,654,936	(12,799)

12/11/2023	Deutsche Bank	Indonesian Rupiah	768,957,000	United States Dollar	49,000	(760)

12/11/2023	BNP Paribas	Korean Won	15,872,755,581	United States Dollar	12,065,032	(305,288)

12/11/2023	HSBC Bank	Singapore Dollar	4,333,000	United States Dollar	3,218,212	(47,521)

12/11/2023	BNP Paribas	United States Dollar	63,868	Indian Rupee	5,328,914	(44)

12/11/2023	JP Morgan	United States Dollar	3,173,000	Indian Rupee	265,043,863	(5,823)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/12/2024	Deutsche Bank	Indonesian Rupiah	769,986,000	United States Dollar	49,000	$(723)

01/12/2024	HSBC Bank	Indonesian Rupiah	15,289,950,000	United States Dollar	975,000	(16,335)

01/12/2024	JP Morgan	Indonesian Rupiah	16,863,268,000	United States Dollar	1,073,000	(15,690)

01/12/2024	BNP Paribas	Singapore Dollar	4,659,000	United States Dollar	3,436,429	(22,219)

01/16/2024	Morgan Stanley	Egyptian Pound	4,276,628	United States Dollar	127,356	(4,126)

01/31/2024	BNP Paribas	Polish Zloty	30,474,287	United States Dollar	7,227,055	(12,305)

01/31/2024	JP Morgan	United States Dollar	70,000	Colombian Peso	294,816,900	(66)

01/31/2024	Merrill Lynch	United States Dollar	2,965,618	Colombian Peso	12,810,305,572	(78,880)

01/31/2024	Barclays	United States Dollar	293,030	Czech Koruna	6,849,436	(1,421)

01/31/2024	Morgan Stanley	United States Dollar	2,574,988	Peruvian Nuevo Sol	10,027,776	(25,866)

01/31/2024	State Street	United States Dollar	344,350	Polish Zloty	1,458,127	(860)

01/31/2024	Citibank	United States Dollar	1,611,773	Romanian Leu	7,594,029	(4,303)

01/31/2024	Deutsche Bank	United States Dollar	410,000	Romanian Leu	1,931,191	(975)

01/31/2024	Barclays	United States Dollar	205,940	South African Rand	3,958,074	(4,698)

01/31/2024	Morgan Stanley	United States Dollar	2,327,986	South African Rand	44,739,591	(52,934)

01/31/2024	State Street	United States Dollar	148,000	South African Rand	2,793,633	(670)

02/09/2024	BNP Paribas	Singapore Dollar	3,639,523	United States Dollar	2,671,690	(857)

02/12/2024	Deutsche Bank	Indian Rupee	1,037,649,281	United States Dollar	12,447,937	(38,988)

Subtotal Depreciation						(2,049,754)

Total						$(1,137,341)

At October 31, 2023, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

5.430% (Pay Semiannually)	CLP-CLICP 1 Day Rate (Receive Semiannually)	CLP	848,900,000	8/17/2033	$50,021	$515	HSBC Bank

5.550% (Pay Semiannually)	CLP-CLICP 1 Day Rate (Receive Semiannually)	CLP	1,441,500,000	8/22/2028	51,688	(23)	Merrill Lynch

6.235% (Pay Semiannually)	CLP-CLICP 1 Day Rate (Receive Semiannually)	CLP	1,965,200,000	10/25/2028	(11,744)	(1,424)	HSBC Bank

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.535% (Receive Quarterly)	CNY	19,040,000	9/16/2025	21,764	222	Merrill Lynch

CZK-PRIBOR-P 6 Month Rate (Pay Semiannually)	5.049% (Receive Annually)	CZK	73,631,586	12/20/2025	16,791	6,648	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.535% (Receive Quarterly)	KRW	2,350,610,000	7/19/2026	(23,907)	(337)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.540% (Receive Quarterly)	KRW	2,376,280,000	7/21/2026	(23,902)	(342)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.490% (Receive Quarterly)	KRW	2,363,448,000	7/20/2026	(26,084)	(340)	HSBC Bank

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

KWDCD 3 Month Rate (Pay Quarterly)	3.565% (Receive Quarterly)	KRW	2,389,120,000	7/25/2026	$(22,992)	$(347)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.560% (Receive Quarterly)	KWR	2,363,450,000	7/17/2026	(22,852)	(338)	BNP Paribas

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	8.880% (Receive Lunar)	MXN	49,000,000	8/9/2028	(94,498)	3,685	BNP Paribas

2.425% (Pay Quarterly)	Thai Overnight Repurchase Rate (THOR) (Receive Quarterly)	THB	122,170,000	6/21/2028	54,544	(1,976)	Merrill Lynch

9.605% (Pay Quarterly)	ZAR-JIBAR 3 Month Rate (Receive Quarterly)	ZAR	34,800,000	12/20/2033	31,510	(8,728)	Deutsche Bank

					$ 339	$(2,785)

**Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments

Assets:

Debt Securities

Corporate Bonds	$—	$50,315,513	$24,342	$50,339,855

Corporate Convertible Bonds	—	364,160	—	364,160

Financial Certificates	—	4,913,400	—	4,913,400

Government Agencies	—	31,035,820	—	31,035,820

Government Bonds	—	322,684,247	—	322,684,247

Index Linked Government Bonds	—	578,887	—	578,887

Short Term Bills and Notes	—	6,581,110	—	6,581,110

Total Debt Securities	—	416,473,137	24,342	416,497,479

Short-Term Investments	—	25,000,000	—	25,000,000

Total Investments	$—	$441,473,137	$24,342	$441,497,479

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Level 1	Level 2	Level 3	Total

Other Financial Instruments

Assets:

Forward Foreign Currency Exchange Contracts	$—	$ 912,413	$—	$ 912,413

Centrally Cleared Interest Rate Swap Contracts†	—	226,318	—	226,318

Liabilities:

Forward Foreign Currency Exchange Contracts	—	(2,049,754)	—	(2,049,754)

Centrally Cleared Interest Rate Swap Contracts†	—	(225,979)	—	(225,979)

Total Other Financial Instruments	$—	$(1,137,002)	$—	$(1,137,002)

†Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

There were no transfers to or from Level 3 during the year ended October 31, 2023.

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts	$—	$226,318	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	912,413	—

	$912,413	$226,318

Liabilities:
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts	$—	$(225,979	)†
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(2,049,754)	—

	$(2,049,754)	$(225,979)

†	Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(2,364,837)	$—
Net Realized Gain on Interest Rate Swap Contracts	—	345,357

	$(2,364,837)	$345,357

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$2,423,493	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(108,313)

	$2,423,493	$(108,313)

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Brazil (Cost $1,546,131)
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2025[2]	BRL	1,722,000	$287,102	2.79
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2026[2]	BRL	2,140,000	337,460	3.27
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2026[2]	BRL	1,990,000	297,233	2.88
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	2,723,000	522,195	5.07
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	898,000	167,471	1.63
			1,611,461	15.64

Chile (Cost $65,998)
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 10/01/2028[3]	CLP	20,000,000	20,878	0.20
Bonos de la Tesoreria de la Republica en pesos, 6.000%, 04/01/2033[3]	CLP	15,000,000	16,047	0.16
Bonos de la Tesoreria de la Republica en pesos, 7.000%, 05/01/2034[3]	CLP	20,000,000	23,079	0.22
			60,004	0.58

China (Cost $484,635)
China (Rep of), 2.850%, 06/04/2027	CNY	920,000	127,368	1.23
China (Rep of), 2.620%, 09/25/2029	CNY	440,000	59,982	0.58
China (Rep of), 2.680%, 05/21/2030	CNY	400,000	54,607	0.53
China (Rep of), 2.750%, 02/17/2032	CNY	170,000	23,281	0.23
China (Rep of), 2.800%, 11/15/2032	CNY	120,000	16,515	0.16
China (Rep of), 2.880%, 02/25/2033	CNY	750,000	103,895	1.01
China (Rep of), 3.720%, 04/12/2051	CNY	540,000	82,035	0.80
			467,683	4.54

Colombia (Cost $488,381)
Colombian TES, 5.750%, 11/03/2027	COP	91,500,000	18,562	0.18
Colombian TES, 6.000%, 04/28/2028	COP	357,700,000	71,846	0.70
Colombian TES, 7.750%, 09/18/2030	COP	219,000,000	44,577	0.43
Colombian TES, 7.000%, 03/26/2031	COP	324,400,000	62,189	0.60
Colombian TES, 7.000%, 06/30/2032	COP	306,900,000	56,365	0.55
Colombian TES, 13.250%, 02/09/2033	COP	142,000,000	37,241	0.36
Colombian TES, 7.250%, 10/18/2034	COP	341,200,000	60,333	0.59
Colombian TES, 9.250%, 05/28/2042	COP	619,300,000	119,758	1.16
Colombian TES, 7.250%, 10/26/2050	COP	115,500,000	17,595	0.17
			488,466	4.74

Czech Republic (Cost $541,721)
Czech (Rep of), 2.500%, 08/25/2028	CZK	270,000	10,624	0.10
Czech (Rep of), 2.750%, 07/23/2029	CZK	2,120,000	82,995	0.80
Czech (Rep of), 0.050%, 11/29/2029	CZK	630,000	20,727	0.20
Czech (Rep of), 0.950%, 05/15/2030	CZK	590,000	20,293	0.20
Czech (Rep of), 1.200%, 03/13/2031	CZK	1,850,000	62,977	0.61

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets

Czech Republic (continued)
Czech (Rep of), 1.750%, 06/23/2032	CZK	1,430,000	$49,127	0.48
Czech (Rep of), 2.000%, 10/13/2033	CZK	1,790,000	60,829	0.59
Czech (Rep of), 4.900%, 04/14/2034	CZK	3,220,000	140,239	1.36
Czech (Rep of), 1.950%, 07/30/2037	CZK	1,740,000	54,303	0.53
			502,114	4.87

Dominican Republic (Cost $53,073)
Dominican Republic Central Bank Notes, 13.000%, 01/30/2026	DOP	2,800,000	51,786	0.50
			51,786	0.50

Hungary (Cost $207,692)
Hungary (Rep of), 9.500%, 10/21/2026	HUF	25,770,000	73,707	0.72
Hungary (Rep of), 3.000%, 10/27/2027	HUF	13,320,000	31,276	0.30
Hungary (Rep of), 4.500%, 03/23/2028	HUF	11,150,000	27,467	0.27
Hungary (Rep of), 6.750%, 10/22/2028	HUF	2,410,000	6,463	0.06
Hungary (Rep of), 3.000%, 08/21/2030	HUF	14,890,000	32,019	0.31
Hungary (Rep of), 4.750%, 11/24/2032	HUF	7,690,000	17,513	0.17
Hungary (Rep of), 3.000%, 10/27/2038	HUF	5,640,000	9,410	0.09
			197,855	1.92

Indonesia (Cost $1,524,797)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	1,145,000,000	72,441	0.70
Indonesia (Rep of), 8.125%, 05/15/2024	IDR	3,163,000,000	200,356	1.95
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	1,318,000,000	82,764	0.80
Indonesia (Rep of), 6.375%, 08/15/2028	IDR	2,621,000,000	160,544	1.56
Indonesia (Rep of), 10.500%, 08/15/2030	IDR	213,000,000	15,823	0.15
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	1,038,000,000	65,083	0.63
Indonesia (Rep of), 6.500%, 02/15/2031	IDR	1,258,000,000	76,422	0.74
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	1,159,000,000	79,346	0.77
Indonesia (Rep of), 6.375%, 04/15/2032	IDR	702,000,000	42,160	0.41
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	583,000,000	37,227	0.36
Indonesia (Rep of), 7.000%, 02/15/2033	IDR	2,898,000,000	181,524	1.76
Indonesia (Rep of), 6.625%, 02/15/2034	IDR	1,305,000,000	78,793	0.77
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	974,000,000	66,313	0.64
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	635,000,000	43,173	0.42
Indonesia (Rep of), 7.125%, 06/15/2038	IDR	2,622,000,000	164,236	1.59
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	788,000,000	54,567	0.53
			1,420,772	13.78

Malaysia (Cost $527,767)
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	119,000	24,802	0.24
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	193,000	40,267	0.39
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	293,000	64,186	0.62
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	440,000	89,556	0.87
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	268,000	60,193	0.58
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	100,000	19,360	0.19
Malaysia (Rep of), 4.696%, 10/15/2042	MYR	250,000	54,329	0.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets

Malaysia (continued)
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	412,000	$79,858	0.77
Malaysia Government Investment Issue, 3.465%, 10/15/2030	MYR	55,000	11,106	0.11
Malaysia Government Investment Issue, 5.357%, 05/15/2052	MYR	95,000	22,223	0.22
			465,880	4.52

Mexico (Cost $842,816)
Mexican Bonos, 5.750%, 03/05/2026	MXN	920,000	45,766	0.44
Mexican Bonos, 5.500%, 03/04/2027	MXN	1,290,000	61,792	0.60
Mexican Bonos, 7.500%, 06/03/2027	MXN	840,000	42,630	0.41
Mexican Bonos, 7.750%, 05/29/2031	MXN	5,710,000	275,760	2.68
Mexican Bonos, 10.000%, 11/20/2036	MXN	2,510,000	137,664	1.34
Mexican Bonos, 8.500%, 11/18/2038	MXN	2,050,000	99,126	0.96
Mexican Bonos, 7.750%, 11/13/2042	MXN	3,640,000	161,114	1.56
			823,852	7.99

Peru (Cost $496,153)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	133,000	34,367	0.33
Peru (Rep of), 5.940%, 02/12/2029	PEN	152,000	37,891	0.37
Peru (Rep of), 6.150%, 08/12/2032	PEN	814,000	193,548	1.88
Peru (Rep of), 7.300%, 08/12/2033[3]	PEN	479,000	122,162	1.19
Peru (Rep of), 5.400%, 08/12/2034	PEN	219,000	47,669	0.46
Peru (Rep of), 5.350%, 08/12/2040	PEN	63,000	12,734	0.12
			448,371	4.35

Poland (Cost $477,924)
Poland (Rep of), 2.250%, 10/25/2024	PLN	3,000	693	0.01
Poland (Rep of), 3.750%, 05/25/2027	PLN	726,000	164,568	1.60
Poland (Rep of), 2.750%, 04/25/2028	PLN	194,000	41,624	0.40
Poland (Rep of), 2.750%, 10/25/2029	PLN	271,000	56,031	0.54
Poland (Rep of), 1.250%, 10/25/2030	PLN	362,000	65,732	0.64
Poland (Rep of), 1.750%, 04/25/2032	PLN	302,000	53,416	0.52
Poland (Rep of), 6.000%, 10/25/2033	PLN	478,000	116,353	1.13
			498,417	4.84

Romania (Cost $511,543)
Romania (Rep of), 5.800%, 07/26/2027	RON	230,000	47,776	0.46
Romania (Rep of), 4.150%, 01/26/2028	RON	315,000	60,904	0.59
Romania (Rep of), 4.850%, 07/25/2029	RON	240,000	46,455	0.45
Romania (Rep of), 8.000%, 04/29/2030	RON	505,000	113,144	1.10
Romania (Rep of), 4.150%, 10/24/2030	RON	115,000	20,913	0.20
Romania (Rep of), 7.350%, 04/28/2031	RON	90,000	19,521	0.19
Romania (Rep of), 6.700%, 02/25/2032	RON	65,000	13,523	0.13
Romania (Rep of), 8.250%, 09/29/2032	RON	620,000	142,464	1.38
Romania (Rep of), 4.750%, 10/11/2034	RON	185,000	32,446	0.32
			497,146	4.82

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets

South Africa (Cost $1,127,427)
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	3,768,410	$208,292	2.02
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	3,640,516	171,845	1.67
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	2,717,492	115,274	1.12
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	3,658,334	161,359	1.57
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	1,133,384	48,379	0.47
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	1,217,357	48,249	0.47
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	1,995,720	79,421	0.77
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	2,438,141	92,164	0.89
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	2,154,187	80,819	0.78
			1,005,802	9.76

South Korea (Cost $447,772)
Korea (Rep of), 3.000%, 09/10/2024	KRW	412,270,000	303,437	2.95
Korea (Rep of), 4.250%, 12/10/2032	KRW	157,660,000	115,758	1.12
			419,195	4.07

Thailand (Cost $598,823)
Thailand (Rep of), 2.650%, 06/17/2028	THB	789,000	21,609	0.21
Thailand (Rep of), 3.775%, 06/25/2032	THB	1,527,000	44,037	0.43
Thailand (Rep of), 3.350%, 06/17/2033	THB	2,158,000	60,485	0.59
Thailand (Rep of), 1.585%, 12/17/2035	THB	2,210,000	50,131	0.49
Thailand (Rep of), 3.400%, 06/17/2036	THB	2,306,000	63,076	0.61
Thailand (Rep of), 3.390%, 06/17/2037	THB	3,497,000	95,598	0.93
Thailand (Rep of), 3.300%, 06/17/2038	THB	1,967,000	52,554	0.51
Thailand (Rep of), 2.000%, 06/17/2042	THB	2,203,000	47,261	0.46
Thailand (Rep of), 2.875%, 06/17/2046	THB	1,983,000	46,882	0.45
Thailand (Rep of), 3.600%, 06/17/2067	THB	901,000	23,046	0.22
			504,679	4.90

United States (Cost $404,213)
U.S. Treasury Bill, 5.260%, 01/16/2024[4]		408,800	404,219	3.92
			404,219	3.92
Uruguay (Cost $92,404)
Uruguay (Rep of), 4.375%, (Inflation Index), 12/15/2028	UYU	841,690	15,562	0.15
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	743,171	16,951	0.17
Uruguay (Rep of), 9.750%, 07/20/2033	UYU	1,876,662	46,503	0.45

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets

Uruguay (continued)
Uruguay (Rep of), 3.875%, (Inflation Index), 07/02/2040	UYU	743,612	$10,348	0.10
			89,364	0.87

Total Debt Securities (Cost $10,439,270)			9,957,066	96.61

Total Investments in Securities (Cost $10,439,270)			9,957,066	96.61

Total Investments (Total Cost $10,439,270)			9,957,066	96.61

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			349,385	3.39

Net Assets			$10,306,451	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Zero coupon bond.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[4]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2023, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2023	Citibank	Brazilian Real	508,300	United States Dollar	100,000	$780

11/03/2023	HSBC Bank	United States Dollar	465,103	Brazilian Real	2,317,540	5,607

11/10/2023	HSBC Bank	United States Dollar	125,169	Indonesian Rupiah	1,986,993,467	221

11/10/2023	Standard Chartered	United States Dollar	8,491	Indonesian Rupiah	134,851,116	11

11/10/2023	Morgan Stanley	United States Dollar	96,000	Korean Won	129,577,968	56

11/20/2023	Deutsche Bank	United States Dollar	8,000	Chinese Offshore Yuan	58,044	82

11/20/2023	Morgan Stanley	United States Dollar	5,140	Chinese Offshore Yuan	37,592	12

11/20/2023	HSBC Bank	United States Dollar	131,000	Chinese Yuan Renminbi	901,201	7,606

11/24/2023	Morgan Stanley	United States Dollar	57,481	Korean Won	77,616,257	12

11/30/2023	BNP Paribas	Thai Baht	1,472,000	United States Dollar	40,621	442

11/30/2023	Deutsche Bank	Thai Baht	9,851,402	United States Dollar	273,043	1,779

11/30/2023	HSBC Bank	Thai Baht	1,097,831	United States Dollar	30,293	333

11/30/2023	HSBC Bank	United States Dollar	32,000	Malaysian Ringgit	150,143	423

12/04/2023	JP Morgan	United States Dollar	22,970	Brazilian Real	115,419	173

12/04/2023	Morgan Stanley	United States Dollar	493,392	Brazilian Real	2,472,214	5,099

12/11/2023	BNP Paribas	Indian Rupee	791,576	United States Dollar	9,487	7

12/11/2023	BNP Paribas	United States Dollar	210,638	Indonesian Rupiah	3,217,291,053	8,805

12/11/2023	JP Morgan	United States Dollar	3,884	Indonesian Rupiah	60,831,982	68

12/13/2023	HSBC Bank	Egyptian Pound	157,257	United States Dollar	4,887	59

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/12/2024	HSBC Bank	Hungarian Forint	26,854,452	United States Dollar	68,427	$5,090

01/12/2024	HSBC Bank	United States Dollar	191,688	Indonesian Rupiah	2,973,085,575	5,279

01/12/2024	Barclays	United States Dollar	96,485	Korean Won	129,577,968	289

01/16/2024	HSBC Bank	United States Dollar	4,694	Egyptian Pound	157,257	163

01/31/2024	HSBC Bank	Chilean Peso	48,115,852	United States Dollar	51,193	2,259

01/31/2024	Merrill Lynch	Chilean Peso	75,625,719	United States Dollar	79,326	4,687

01/31/2024	Morgan Stanley	Czech Koruna	3,499,257	United States Dollar	149,517	913

01/31/2024	BNP Paribas	Hungarian Forint	18,155,542	United States Dollar	49,066	496

01/31/2024	Merrill Lynch	Mexican Peso	4,007,197	United States Dollar	215,574	3,108

01/31/2024	State Street	Mexican Peso	642,765	United States Dollar	35,000	77

01/31/2024	Citibank	United States Dollar	51,000	Hungarian Forint	18,578,790	283

01/31/2024	HSBC Bank	United States Dollar	51,000	Hungarian Forint	18,662,481	55

02/12/2024	HSBC Bank	United States Dollar	97,180	Indian Rupee	8,119,952	76

02/12/2024	HSBC Bank	United States Dollar	39,604	Indonesian Rupiah	630,077,000	121

03/25/2024	Citibank	United States Dollar	269,000	Chinese Offshore Yuan	1,948,618	795

Subtotal Appreciation						55,266

11/03/2023	Morgan Stanley	Brazilian Real	2,472,214	United States Dollar	495,235	(5,072)

11/03/2023	Deutsche Bank	United States Dollar	130,000	Brazilian Real	662,974	(1,447)

11/10/2023	HSBC Bank	Indian Rupee	11,093,384	United States Dollar	133,378	(185)

11/10/2023	HSBC Bank	Indonesian Rupiah	785,426,600	United States Dollar	49,465	(75)

11/10/2023	Barclays	Korean Won	129,577,968	United States Dollar	96,126	(182)

11/10/2023	Deutsche Bank	United States Dollar	133,000	Indian Rupee	11,093,384	(194)

11/10/2023	HSBC Bank	United States Dollar	11,507	Indonesian Rupiah	183,427,671	(27)

11/15/2023	Citibank	Thai Baht	2,316,584	United States Dollar	66,496	(1,957)

11/15/2023	Standard Chartered	Thai Baht	2,597,000	United States Dollar	74,168	(1,817)

11/15/2023	Deutsche Bank	United States Dollar	7,754	Thai Baht	284,050	(159)

11/15/2023	HSBC Bank	United States Dollar	2,917	Thai Baht	106,988	(64)

11/20/2023	Citibank	Chinese Offshore Yuan	5,024,853	United States Dollar	705,698	(20,284)

11/20/2023	HSBC Bank	Chinese Offshore Yuan	393,534	United States Dollar	54,247	(567)

11/20/2023	Merrill Lynch	Chinese Offshore Yuan	152,931	United States Dollar	21,000	(140)

11/20/2023	Standard Chartered	Chinese Offshore Yuan	70,300	United States Dollar	9,688	(99)

11/24/2023	Deutsche Bank	United States Dollar	110,000	Korean Won	149,204,000	(475)

11/24/2023	HSBC Bank	United States Dollar	43,519	Korean Won	58,787,108	(8)

11/30/2023	Standard Chartered	Malaysian Ringgit	2,842,556	United States Dollar	614,932	(17,104)

11/30/2023	Merrill Lynch	Philippine Peso	280,655	United States Dollar	4,983	(42)

11/30/2023	Deutsche Bank	Thai Baht	2,932,000	United States Dollar	84,341	(2,548)

11/30/2023	UBS	Thai Baht	3,113,000	United States Dollar	89,882	(3,040)

11/30/2023	Deutsche Bank	United States Dollar	106,829	Thai Baht	3,834,068	(129)

11/30/2023	UBS	United States Dollar	14,800	Thai Baht	533,115	(72)

12/11/2023	HSBC Bank	Indian Rupee	9,951,000	United States Dollar	119,767	(419)

12/11/2023	Deutsche Bank	Indonesian Rupiah	31,386,000	United States Dollar	2,000	(31)

12/11/2023	BNP Paribas	Korean Won	110,641,577	United States Dollar	84,100	(2,128)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

12/11/2023	JP Morgan	United States Dollar	134,000	Indian Rupee	11,193,154	$ (246)

01/12/2024	Deutsche Bank	Indonesian Rupiah	31,428,000	United States Dollar	2,000	(30)

01/12/2024	HSBC Bank	Indonesian Rupiah	768,418,000	United States Dollar	49,000	(821)

01/12/2024	JP Morgan	Indonesian Rupiah	817,232,000	United States Dollar	52,000	(760)

01/12/2024	HSBC Bank	United States Dollar	194,153	Korean Won	261,552,711	(18)

01/16/2024	Morgan Stanley	Egyptian Pound	359,485	United States Dollar	10,705	(347)

01/31/2024	Morgan Stanley	Czech Koruna	213,238	United States Dollar	9,170	(3)

01/31/2024	BNP Paribas	Polish Zloty	1,110,555	United States Dollar	263,371	(448)

01/31/2024	Morgan Stanley	Polish Zloty	43,456	United States Dollar	10,313	(24)

01/31/2024	BNP Paribas	United States Dollar	6,160	Colombian Peso	26,631,431	(169)

01/31/2024	Merrill Lynch	United States Dollar	16,458	Colombian Peso	71,136,276	(448)

01/31/2024	UBS	United States Dollar	12,010	Czech Koruna	280,986	(69)

01/31/2024	Morgan Stanley	United States Dollar	12,120	Mexican Peso	224,920	(154)

01/31/2024	JP Morgan	United States Dollar	13,580	Peruvian Nuevo Sol	52,738	(98)

01/31/2024	Morgan Stanley	United States Dollar	216,509	Peruvian Nuevo Sol	843,151	(2,175)

01/31/2024	State Street	United States Dollar	7,230	Polish Zloty	30,722	(43)

01/31/2024	Barclays	United States Dollar	6,710	Romanian Leu	31,549	(4)

01/31/2024	Citibank	United States Dollar	100,400	Romanian Leu	473,046	(268)

01/31/2024	HSBC Bank	United States Dollar	10,190	South African Rand	196,897	(288)

01/31/2024	Morgan Stanley	United States Dollar	132,764	South African Rand	2,558,809	(3,409)

02/12/2024	Deutsche Bank	Indian Rupee	8,855,196	United States Dollar	106,230	(333)

Subtotal Depreciation						(68,420)

Total						$(13,154)

At October 31, 2023, the Ashmore Emerging Markets Local Currency Bond Fund had the following over the counter interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty
MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.622% (Receive Quarterly)	MYR	500,000	3/15/2028	$(1,272)	$—	$(1,272)	HSBC Bank
MYR-KLIBOR-BNM 3 Month Rate (Pay Quarterly)	3.680% (Receive Quarterly)	MYR	1,000,000	3/15/2028	(2,028)	—	(2,028)	HSBC Bank

							$(3,300)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

At October 31, 2023, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

5.430% (Pay Semiannually)	CLP-CLICP 1 Day Rate (Receive Semiannually)	CLP	38,700,000	8/17/2033	$ 2,280	$23	HSBC Bank

5.550% (Pay Semiannually)	CLP-CLICP 1 Day Rate (Receive Semiannually)	CLP	65,800,000	8/22/2028	2,359	(1)	Merrill Lynch

CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.775% (Receive Quarterly)	CNY	1,700,000	3/15/2028	4,097	98	HSBC Bank

CZK-PRIBOR-P 6 Month Rate (Pay Semiannually)	5.049% (Receive Annually)	CZK	3,255,818	12/20/2025	743	294	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.560% (Receive Quarterly)	KRW	96,700,000	7/17/2026	(935)	(14)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.490% (Receive Quarterly)	KRW	96,703,000	7/20/2026	(1,067)	(14)	HSBC Bank

KWDCD 3 Month Rate (Pay Quarterly)	3.535% (Receive Quarterly)	KRW	96,180,000	7/19/2026	(978)	(14)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.540% (Receive Quarterly)	KRW	97,230,000	7/21/2026	(978)	(14)	BNP Paribas

KWDCD 3 Month Rate (Pay Quarterly)	3.565% (Receive Quarterly)	KRW	97,750,000	7/25/2026	(941)	(14)	BNP Paribas

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	8.880% (Receive Lunar)	MXN	2,200,000	8/9/2028	(4,243)	165	BNP Paribas

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	9.015% (Receive Lunar)	MXN	2,450,000	8/14/2028	(3,970)	186	HSBC Bank

MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	9.435% (Receive Lunar)	MXN	2,400,000	12/13/2028	(1,131)	196	Merrill Lynch

2.425% (Pay Quarterly)	Thai Overnight Repurchase Rate (THOR) (Receive Quarterly)	THB	3,680,000	6/21/2028	1,643	(60)	Merrill Lynch

9.605% (Pay Quarterly)	ZAR-JIBAR 3 Month Rate (Receive Quarterly)	ZAR	1,500,000	12/20/2033	1,358	(376)	Deutsche Bank

					$(1,763)	$455

**Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments

Assets:

Debt Securities

Financial Certificates	$—	$ 22,223	$—	$ 22,223

Government Agencies	—	34,367	—	34,367

Government Bonds	—	9,470,347	—	9,470,347

Index Linked Government Bonds	—	25,910	—	25,910

Short Term Bills and Notes	—	404,219	—	404,219

Total Debt Securities	—	9,957,066	—	9,957,066

Total Investments	$—	$9,957,066	$—	$9,957,066

Other Financial Instruments

Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 55,266	$—	$ 55,266
Centrally Cleared Interest Rate Swap Contracts†	—	12,480	—	12,480
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(68,420)	—	(68,420)
Over the Counter Interest Rate Swap Contracts	—	(3,300)	—	(3,300)
Centrally Cleared Interest Rate Swap Contracts†	—	(14,243)	—	(14,243)

Total Other Financial Instruments	$—	$(18,217)	$—	$(18,217)

†Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts	$ —	$ 12,480	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	55,266	—

	$ 55,266	$ 12,480

Liabilities:
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts	$ —	$(14,243	)†
Unrealized Depreciation on Over the Counter Interest Rate Swap Contracts	—	(3,300)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(68,420)	—

	$(68,420)	$(17,543)

†	Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(175,508)	$ —
Net Realized Loss on Interest Rate Swap Contracts	—	(28,570)

	$(175,508)	$(28,570)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 40,996	$ —
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	28,940

	$ 40,996	$ 28,940

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Debt Securities

Bahrain (Cost $258,839)
BBK BSC, 5.500%, 07/09/2024		260,000	$255,531	0.35
			255,531	0.35

Brazil (Cost $9,019,340)
Aegea Finance S.a.r.l., 9.000%, 01/20/2031[2]		300,000	299,250	0.41
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		323,000	308,869	0.42
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[3]		350,000	339,920	0.47
BRF S.A., 5.750%, 09/21/2050		210,000	136,172	0.19
CSN Inova Ventures, 6.750%, 01/28/2028		425,000	388,747	0.53
Globo Comunicacao e Participacoes S.A., 5.500%, 01/14/2032		400,000	313,000	0.43
InterCement Financial Operations B.V., 5.750%, 07/17/2024		730,000	453,520	0.62
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 2.500%, 01/15/2027		200,000	175,326	0.24
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 5.125%, 02/01/2028		60,000	56,311	0.08
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 3.625%, 01/15/2032		100,000	76,327	0.10
MARB BondCo PLC, 3.950%, 01/29/2031		335,000	243,713	0.33
MC Brazil Downstream Trading S.a.r.l., 7.250%, 06/30/2031		739,182	525,928	0.72
Minerva Luxembourg S.A., 8.875%, 09/13/2033[2]		200,000	195,890	0.27
Oi S.A., 14.000%, (66% PIK), 09/07/2024[2,4,5]		400,053	398,052	0.55
Oi S.A., 14.000%, (100% Cash), 09/07/2024[2,4,5,6]		4,312	4,291	0.01
Oi S.A., 10.000%, 07/27/2025[4,7]		4,374,000	196,830	0.27
Petrobras Global Finance B.V., 6.850%, 06/05/2115		220,000	184,767	0.25
Sitios Latinoamerica S.A.B. de C.V., 5.375%, 04/04/2032		275,000	228,938	0.31
Suzano Austria GmbH, 3.125%, 01/15/2032		360,000	270,562	0.37
			4,796,413	6.57

Chile (Cost $3,726,772)
Antofagasta PLC, 5.625%, 05/13/2032		200,000	184,000	0.25
Banco de Chile, 2.990%, 12/09/2031		370,000	292,415	0.40
Banco de Credito e Inversiones S.A., 3.500%, 10/12/2027		230,000	207,575	0.29
Banco Santander Chile, 2.700%, 01/10/2025		225,000	214,641	0.30
BPCE S.A., 3.150%, 03/06/2030		245,000	199,565	0.27
Cencosud S.A., 4.375%, 07/17/2027		200,000	183,300	0.25
GNL Quintero S.A., 4.634%, 07/31/2029		589,510	557,087	0.76
Inversiones CMPC S.A., 4.750%, 09/15/2024		210,000	206,132	0.28
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		500,000	218,750	0.30
VTR Finance N.V., 6.375%, 07/15/2028		1,000,000	171,850	0.24
			2,435,315	3.34

China (Cost $30,489,265)
Agile Group Holdings Ltd., 5.500%, 04/21/2025		260,000	24,643	0.03
Alibaba Group Holding Ltd., 3.400%, 12/06/2027		200,000	182,521	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

China (continued)
Bank of China Ltd., 5.000%, 11/13/2024		295,000	$291,796	0.40
Central China Real Estate Ltd., 7.250%, 07/16/2024[7]		465,000	13,950	0.02
Central China Real Estate Ltd., 7.250%, 08/13/2024[7]		1,846,000	55,380	0.08
Central China Real Estate Ltd., 7.250%, 04/28/2025[7]		190,000	6,650	0.01
Central China Real Estate Ltd., 7.650%, 08/27/2025[7]		200,000	7,000	0.01
CFLD Cayman Investment Ltd., 2.500%, 01/31/2031[2]		2,405,720	179,106	0.25
China Evergrande Group, 7.500%, 06/28/2023[7,8]		3,444,000	68,880	0.09
China SCE Group Holdings Ltd., 7.375%, 04/09/2024[7]		200,000	9,500	0.01
China SCE Group Holdings Ltd., 5.950%, 09/29/2024[7]		420,000	19,031	0.03
China SCE Group Holdings Ltd., 7.000%, 05/02/2025[7]		851,000	37,444	0.05
China SCE Group Holdings Ltd., 6.000%, 02/04/2026[7]		560,000	24,640	0.03
CIFI Holdings Group Co. Ltd., 5.950%, 10/20/2025[7]		560,000	30,800	0.04
ENN Energy Holdings Ltd., 4.625%, 05/17/2027		200,000	191,216	0.26
ENN Energy Holdings Ltd., 2.625%, 09/17/2030		200,000	158,281	0.22
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021[7,8]		830,000	24,900	0.03
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022[7,8]		3,360,000	116,827	0.16
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[7,8]		1,840,000	55,200	0.08
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[7,8]		925,000	27,750	0.04
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[7,8]		770,000	23,100	0.03
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022[7,8]		1,577,000	67,022	0.09
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[7,8]		1,850,000	78,625	0.11
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[7,8]		690,000	29,325	0.04
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024[7]		1,350,000	57,375	0.08
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[7]		1,180,000	50,150	0.07
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025[7]		625,000	26,563	0.04
KWG Group Holdings Ltd., 6.000%, 01/14/2024[7]		490,000	34,300	0.05
KWG Group Holdings Ltd., 7.400%, 01/13/2027[7]		225,000	15,750	0.02
Meituan, 0.000%, 04/27/2027[9]		400,000	357,600	0.49
New Metro Global Ltd., 4.625%, 10/15/2025		210,000	45,098	0.06
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022[7,8]		960,000	33,600	0.05
Redco Properties Group Ltd., 9.900%, 02/17/2024[7]		980,000	39,200	0.05
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[7,8]		860,000	32,250	0.04
Sunac China Holdings Ltd., 7.250%, 06/14/2022[7,8]		1,675,000	230,312	0.32
Sunac China Holdings Ltd., 7.950%, 08/08/2022[7,8]		200,000	27,500	0.04
Sunac China Holdings Ltd., 7.500%, 02/01/2024[7]		1,015,000	139,562	0.19
Sunac China Holdings Ltd., 6.650%, 08/03/2024[7]		200,000	27,500	0.04
Sunac China Holdings Ltd., 6.500%, 01/10/2025[7]		725,000	97,875	0.13
Tencent Holdings Ltd., 3.975%, 04/11/2029		220,000	197,457	0.27
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[7,8]		2,785,000	167,100	0.23
Xiaomi Best Time International Ltd., 0.000%, 12/17/2027[9]		200,000	172,599	0.24
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[7,8]		3,200,550	192,033	0.26
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027[7]		810,000	47,588	0.06
Zhenro Properties Group Ltd., 8.700%, 08/03/2022[7,8]		1,360,000	5,739	0.01
Zhenro Properties Group Ltd., 6.500%, 09/01/2022[7,8]		2,095,000	10,035	0.01
Zhenro Properties Group Ltd., 9.150%, 05/06/2023[7,8]		700,000	3,500	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

China (continued)
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[7]		2,315,000	$11,575	0.02
			3,745,848	5.13
Colombia (Cost $2,869,112)
ABRA Global Finance, 11.500%, 03/02/2028[4]		883,320	682,806	0.94
Bancolombia S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.944%), 4.625%, 12/18/2029[3]		200,000	173,680	0.24
Ecopetrol S.A., 6.875%, 04/29/2030		230,000	206,184	0.28
Ecopetrol S.A., 8.875%, 01/13/2033		220,000	210,320	0.29
Ecopetrol S.A., 5.875%, 05/28/2045		525,000	339,780	0.47
Frontera Energy Corp., 7.875%, 06/21/2028		275,000	207,240	0.28
Grupo Aval Ltd., 4.375%, 02/04/2030		400,000	295,000	0.40
Oleoducto Central S.A., 4.000%, 07/14/2027		222,000	194,425	0.27
Promigas S.A. ESP/Gases del Pacifico SAC, 3.750%, 10/16/2029		200,000	161,000	0.22
			2,470,435	3.39

Czech Republic (Cost $2,194,321)
CETIN Group N.V., 3.125%, 04/14/2027	EUR	220,000	216,294	0.30
New World Resources N.V., 8.000%, 04/07/2020[7,8,10]	EUR	1,685,299	—	—
New World Resources N.V., 0.000%, 10/07/2020[2,5,7,8,10]	EUR	101,612	—	—
New World Resources N.V., 4.000%, 10/07/2020[7,8,10]	EUR	700,590	—	—
			216,294	0.30

Ecuador (Cost $218,640)
International Airport Finance S.A., 12.000%, 03/15/2033		240,584	227,953	0.31
			227,953	0.31

Ghana (Cost $757,777)
Kosmos Energy Ltd., 7.750%, 05/01/2027		440,000	395,155	0.54
Tullow Oil PLC, 10.250%, 05/15/2026		340,000	291,338	0.40
			686,493	0.94

Guatemala (Cost $355,050)
Millicom International Cellular S.A., 6.250%, 03/25/2029		369,000	319,185	0.44
			319,185	0.44

Hong Kong (Cost $2,026,296)
AIA Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.758%), 2.700%, 04/07/2026[3]		200,000	173,618	0.24
Bank of East Asia (The) Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.750%), 4.000%, 05/29/2030[3]		250,000	229,750	0.31
HKT Capital No. 6 Ltd., 3.000%, 01/18/2032		240,000	189,346	0.26
Phoenix Lead Ltd., 4.850%, 02/23/2024		475,000	327,522	0.45
Standard Chartered PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.100%), 7.776%, 11/16/2025[3]		385,000	389,728	0.53
Standard Chartered PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.850%), 6.187%, 07/06/2027[3]		260,000	257,122	0.35

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Hong Kong (continued)
Standard Chartered PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.850%), 6.750%, 02/08/2028[3]		260,000	$259,896	0.36
			1,826,982	2.50

India (Cost $3,238,584)
Bharti Airtel Ltd., 3.250%, 06/03/2031		715,000	577,920	0.79
Greenko Power II Ltd., 4.300%, 12/13/2028		324,625	272,312	0.37
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		200,000	183,650	0.25
HDFC Bank Ltd., 5.686%, 03/02/2026		400,000	399,052	0.55
Network i2i Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.390%), 3.975%, 03/03/2026[3]		500,000	450,375	0.62
Power Finance Corp. Ltd., 4.500%, 06/18/2029		640,000	579,353	0.79
REC Ltd., 3.500%, 12/12/2024		210,000	203,528	0.28
State Bank of India, 4.875%, 05/05/2028		380,000	363,375	0.50
			3,029,565	4.15

Indonesia (Cost $2,361,113)
Bank Negara Indonesia Persero Tbk PT, 3.750%, 03/30/2026		275,000	252,656	0.35
Bank Rakyat Indonesia Persero Tbk PT, 3.950%, 03/28/2024		200,000	197,772	0.27
Freeport Indonesia PT, 4.763%, 04/14/2027		295,000	279,460	0.38
Freeport Indonesia PT, 5.315%, 04/14/2032		200,000	177,652	0.24
Indofood CBP Sukses Makmur Tbk PT, 3.398%, 06/09/2031		200,000	158,164	0.22
Medco Bell Pte. Ltd., 6.375%, 01/30/2027		555,000	519,624	0.71
Minejesa Capital B.V., 4.625%, 08/10/2030		200,000	178,028	0.25
Minejesa Capital B.V., 5.625%, 08/10/2037		200,000	147,512	0.20
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038		510,000	421,005	0.58
			2,331,873	3.20

Iraq (Cost $882,693)
DNO A.S.A., 7.875%, 09/09/2026[2]		900,000	835,313	1.14
			835,313	1.14

Israel (Cost $3,630,187)
Energian Israel Finance Ltd., 8.500%, 09/30/2033[2]		490,000	426,913	0.59
Leviathan Bond Ltd., 6.125%, 06/30/2025[2]		400,000	367,500	0.50
Leviathan Bond Ltd., 6.500%, 06/30/2027[2]		413,000	360,343	0.49
Leviathan Bond Ltd., 6.750%, 06/30/2030[2]		600,000	492,600	0.68
Teva Pharmaceutical Finance Netherlands II B.V., 4.375%, 05/09/2030	EUR	600,000	539,269	0.74
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		950,000	906,822	1.24
			3,093,447	4.24

Jordan (Cost $197,766)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		200,000	186,698	0.26
			186,698	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Kazakhstan (Cost $1,340,361)
KazMunayGas National Co. JSC, 4.750%, 04/19/2027		200,000	$186,400	0.26
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		610,000	543,815	0.74
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		630,000	560,858	0.77
			1,291,073	1.77

Kuwait (Cost $1,220,957)
MEGlobal Canada ULC, 5.000%, 05/18/2025		390,000	378,909	0.52
NBK Tier 1 Financing 2 Ltd., (Variable, USD CMT 6Y + 2.832%), 4.500%, 08/27/2025[3]		465,000	425,475	0.58
NBK Tier 1 Ltd., (Variable, USD CMT 6Y + 2.875%), 3.625%, 08/24/2026[3]		400,000	344,250	0.47
			1,148,634	1.57

Malaysia (Cost $302,558)
MISC Capital Two Labuan Ltd., 3.750%, 04/06/2027		315,000	289,602	0.40
			289,602	0.40

Mexico (Cost $7,279,841)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		240,000	214,500	0.29
America Movil S.A.B. de C.V., 3.625%, 04/22/2029		235,000	208,797	0.29
America Movil S.A.B. de C.V., 2.875%, 05/07/2030		245,000	200,900	0.28
Banco Bilbao Vizcaya Argentaria S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.300%), 5.862%, 09/14/2026[3]		200,000	197,187	0.27
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.967%), 6.750%, 09/27/2024[3]		800,000	775,048	1.06
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[3]		415,000	378,039	0.52
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 04/17/2025		170,000	166,579	0.23
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[3]		535,000	451,112	0.62
Cemex S.A.B. de C.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.534%), 5.125%, 06/08/2026[3]		450,000	414,162	0.57
Cemex S.A.B. de C.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.157%), 9.125%, 03/14/2028[3]		330,000	337,012	0.46
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		252,630	229,681	0.32
Comision Federal de Electricidad, 3.348%, 02/09/2031		280,000	212,100	0.29
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		200,000	157,994	0.22
El Puerto de Liverpool S.A.B. de C.V., 3.875%, 10/06/2026		200,000	185,642	0.25
Grupo Bimbo S.A.B. de C.V., 3.875%, 06/27/2024		215,000	211,749	0.29
Metalsa S.A.P.I de C.V., 3.750%, 05/04/2031		350,000	261,275	0.36
Mexico Generadora de Energia S. de R.L., 5.500%, 12/06/2032		226,945	207,513	0.28
Nemak S.A.B. de C.V., 3.625%, 06/28/2031		200,000	146,750	0.20
Orbia Advance Corp. S.A.B. de C.V., 1.875%, 05/11/2026		200,000	177,946	0.24
Orbia Advance Corp. S.A.B. de C.V., 4.000%, 10/04/2027		200,000	180,618	0.25
Petroleos Mexicanos, 6.750%, 09/21/2047		450,000	254,700	0.35

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Mexico (continued)
Petroleos Mexicanos, 6.950%, 01/28/2060		360,000	$203,850	0.28
Trust Fibra Uno, 4.869%, 01/15/2030		275,000	228,250	0.31
Trust Fibra Uno, 6.390%, 01/15/2050		423,000	294,382	0.40
			6,295,786	8.63

Morocco (Cost $844,401)
OCP S.A., 3.750%, 06/23/2031		320,000	250,538	0.34
OCP S.A., 6.875%, 04/25/2044		200,000	163,500	0.23
OCP S.A., 5.125%, 06/23/2051		400,000	256,000	0.35
			670,038	0.92

Nigeria (Cost $265,295)
IHS Netherlands Holdco B.V., 8.000%, 09/18/2027		270,000	220,253	0.30
			220,253	0.30

Oman (Cost $487,411)
Bank Muscat SAOG, 4.750%, 03/17/2026		200,000	190,590	0.26
Oryx Funding Ltd., 5.800%, 02/03/2031		300,000	276,387	0.38
			466,977	0.64

Panama (Cost $548,305)
C&W Senior Financing DAC, 6.875%, 09/15/2027		600,000	512,880	0.70
			512,880	0.70

Papua New Guinea (Cost $571,710)
Puma International Financing S.A., 5.000%, 01/24/2026		600,000	536,538	0.73
			536,538	0.73

Peru (Cost $2,319,824)
Banco de Credito del Peru S.A., 2.700%, 01/11/2025		240,000	228,653	0.31
Banco de Credito del Peru S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.000%), 3.125%, 07/01/2030[3]		175,000	159,906	0.22
Banco Internacional del Peru S.A.A. Interbank, (Variable, ICE LIBOR USD 3M + 5.760%), 6.625%, 03/19/2029[3]		150,000	147,709	0.20
InRetail Shopping Malls, 5.750%, 04/03/2028		245,000	225,527	0.31
Intercorp Peru Ltd., 3.875%, 08/15/2029		220,000	177,782	0.24
Kallpa Generacion S.A., 4.125%, 08/16/2027		200,000	179,750	0.25
Minsur S.A., 4.500%, 10/28/2031		615,000	496,920	0.68
Nexa Resources S.A., 6.500%, 01/18/2028		200,000	186,750	0.26
Southern Copper Corp., 3.875%, 04/23/2025		110,000	105,738	0.15
Transportadora de Gas del Peru S.A., 4.250%, 04/30/2028		220,000	206,754	0.28
			2,115,489	2.90

Philippines (Cost $1,018,186)
BDO Unibank, Inc., 2.125%, 01/13/2026		225,000	207,655	0.28
Development Bank of the Philippines, 2.375%, 03/11/2031		450,000	342,140	0.47
Metropolitan Bank & Trust Co., 2.125%, 01/15/2026		200,000	184,310	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Philippines (continued)
Petron Corp., (Variable, 7.574% - U.S. Treasury Yield Curve Rate CMT 5Y), 5.950%, 04/19/2026[3]		270,000	$246,731	0.34
			980,836	1.34

Poland (Cost $612,151)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	300,000	208,552	0.29
ORLEN S.A., 4.750%, 07/13/2030	EUR	320,000	335,521	0.46
			544,073	0.75

Qatar (Cost $2,651,083)
ABQ Finance Ltd., 3.125%, 09/24/2024		325,000	315,048	0.43
ABQ Finance Ltd., 1.875%, 09/08/2025		250,000	228,480	0.31
CBQ Finance Ltd., 2.000%, 09/15/2025		250,000	229,332	0.31
CBQ Finance Ltd., 2.000%, 05/12/2026		260,000	233,015	0.32
Doha Finance Ltd., 2.375%, 03/31/2026		635,000	573,234	0.79
Nakilat, Inc., 6.067%, 12/31/2033		120,777	120,297	0.17
Ooredoo International Finance Ltd., 5.000%, 10/19/2025		300,000	295,312	0.40
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 7.004%, 02/07/2025		600,000	603,000	0.83
			2,597,718	3.56

Romania (Cost $138,212)
NE Property B.V., 2.000%, 01/20/2030	EUR	175,000	135,635	0.19
			135,635	0.19

Russian Federation (Cost $1,481,647)
Sovcombank Via SovCom Capital DAC, 7.600%, 02/17/2027[6,7]		1,605,000	2	—
			2	—

Saudi Arabia (Cost $4,310,186)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		758,260	710,489	0.97
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026		800,000	717,336	0.98
BSF Finance, 5.500%, 11/23/2027		200,000	196,860	0.27
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		600,000	591,750	0.81
EIG Pearl Holdings S.a.r.l., 3.545%, 08/31/2036		420,000	326,550	0.45
EIG Pearl Holdings S.a.r.l., 4.387%, 11/30/2046		540,000	369,225	0.51
Gaci First Investment Co., 5.000%, 10/13/2027		200,000	193,938	0.27
SA Global Sukuk Ltd., 1.602%, 06/17/2026		450,000	402,750	0.55
Saudi Arabian Oil Co., 2.875%, 04/16/2024		340,000	334,432	0.46
SNB Funding Ltd., 2.750%, 10/02/2024		200,000	192,802	0.26
			4,036,132	5.53

Singapore (Cost $985,358)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[3]		370,000	351,196	0.48
DBS Group Holdings Ltd., 5.479%, 09/12/2025[2]		200,000	199,942	0.28
Oversea-Chinese Banking Corp. Ltd., 4.250%, 06/19/2024		200,000	197,618	0.27

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Singapore (continued)
Oversea-Chinese Banking Corp. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.580%), 1.832%, 09/10/2030[3]		230,000	$211,867	0.29
			960,623	1.32

South Africa (Cost $5,367,574)
Absa Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.411%), 6.375%, 05/27/2026[3]		400,000	359,880	0.49
Anglo American Capital PLC, 4.750%, 04/10/2027		200,000	190,598	0.26
Anglo American Capital PLC, 4.000%, 09/11/2027		200,000	184,880	0.25
Anglo American Capital PLC, 4.500%, 03/15/2028		404,000	376,249	0.52
Anglo American Capital PLC, 3.875%, 03/16/2029		200,000	176,326	0.24
Anglo American Capital PLC, 5.625%, 04/01/2030		230,000	217,381	0.30
Anglo American Capital PLC, 5.500%, 05/02/2033		400,000	363,864	0.50
AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028		270,000	222,109	0.31
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024		230,000	227,635	0.31
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		210,000	200,340	0.28
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		600,000	364,374	0.50
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		325,000	316,875	0.43
Prosus N.V., 3.257%, 01/19/2027		200,000	176,540	0.24
Prosus N.V., 3.680%, 01/21/2030		500,000	396,250	0.54
Prosus N.V., 3.061%, 07/13/2031		320,000	231,200	0.32
Sasol Financing U.S.A. LLC, 4.375%, 09/18/2026		300,000	264,000	0.36
Sasol Financing U.S.A. LLC, 5.500%, 03/18/2031		445,000	342,094	0.47
			4,610,595	6.32

South Korea (Cost $1,951,975)
Korea Gas Corp., 4.875%, 07/05/2028		200,000	193,308	0.27
Kyobo Life Insurance Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.887%), 5.900%, 06/15/2052[3]		425,000	407,469	0.56
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.064%), 2.875%, 05/12/2026[3]		210,000	182,958	0.25
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.500%), 3.340%, 02/05/2030[3]		315,000	302,268	0.42
SK Hynix, Inc., 6.250%, 01/17/2026		200,000	199,284	0.27
SK On Co. Ltd., 5.375%, 05/11/2026		200,000	197,884	0.27
Woori Bank, 4.750%, 04/30/2024		430,000	426,018	0.58
			1,909,189	2.62

Taiwan (Cost $346,506)
Foxconn Far East Ltd., 2.500%, 10/28/2030		200,000	154,902	0.21
TSMC Global Ltd., 1.250%, 04/23/2026		200,000	179,918	0.25
			334,820	0.46

Tanzania (Cost $789,254)
HTA Group Ltd., 7.000%, 12/18/2025		255,000	245,608	0.34
HTA Group Ltd., 2.875%, 03/18/2027		600,000	482,822	0.66
			728,430	1.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Thailand (Cost $1,530,999)
Bangkok Bank PCL, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.729%), 5.000%, 09/23/2025[3]		270,000	$251,767	0.34
Bangkok Bank PCL, 9.025%, 03/15/2029		430,000	470,781	0.65
GC Treasury Center Co. Ltd., 2.980%, 03/18/2031		400,000	308,328	0.42
GC Treasury Center Co. Ltd., 4.400%, 03/30/2032		200,000	166,298	0.23
Kasikornbank PCL, 5.458%, 03/07/2028		200,000	195,820	0.27
			1,392,994	1.91

Turkey (Cost $498,984)
WE Soda Investments Holding PLC, 9.500%, 10/06/2028[2]		300,000	299,475	0.41
Yapi ve Kredi Bankasi A.S., 9.250%, 10/16/2028[2]		200,000	201,000	0.28
			500,475	0.69

United Arab Emirates (Cost $4,132,175)
Abu Dhabi National Energy Co. PJSC, 4.375%, 01/24/2029		200,000	187,750	0.26
Abu Dhabi National Energy Co. PJSC, 4.696%, 04/24/2033		200,000	183,500	0.25
DP World Ltd., 6.850%, 07/02/2037		410,000	403,850	0.55
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[3]		450,000	439,317	0.60
Emirates NBD Bank PJSC, 5.625%, 10/21/2027		220,000	216,425	0.30
First Abu Dhabi Bank PJSC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.138%), 4.500%, 04/05/2026[3]		500,000	468,125	0.64
First Abu Dhabi Bank PJSC, 5.125%, 10/13/2027		200,000	195,986	0.27
Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027		226,310	207,427	0.28
Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040		998,438	735,849	1.01
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 07/31/2026		200,000	191,500	0.26
MAF Global Securities Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.539%), 6.375%, 03/20/2026[3]		380,000	361,475	0.50
MAF Global Securities Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.893%), 7.875%, 06/30/2027[3]		200,000	196,875	0.27
			3,788,079	5.19

Venezuela (Cost $8,318,882)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[7,8]		7,112,500	5,974,500	8.19
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[7]		6,744,093	944,173	1.29
			6,918,673	9.48

Vietnam (Cost $328,903)
Mong Duong Finance Holdings B.V., 5.125%, 05/07/2029		385,000	346,700	0.47
			346,700	0.47

Zambia (Cost $800,938)
First Quantum Minerals Ltd., 8.625%, 06/01/2031		790,000	665,575	0.91
			665,575	0.91

Total Debt Securities (Cost $112,669,431)			70,455,164	96.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Bank Loans

Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016[8,10]	EUR	952,167	$—	—
			—	—

Total Bank Loans (Cost $362,933)			—	—

				% of Net
	Currency[1]	Shares	Value	Assets

Equity Securities

Czech Republic (Cost $1,093,254)
New World Resources PLC, Class A*,10	GBP	36,580,138	$—	—
			—	—

Niger (Cost $877,496)
Savannah Energy PLC*,6	GBP	2,258,852	720,699	0.99
			720,699	0.99

Total Equity Securities (Cost $1,970,750)			720,699	0.99

Total Investments (Total Cost $115,003,114)			71,175,863	97.55

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,784,327	2.45

Net Assets			$72,960,190	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

[4]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[5]

Restricted security that has been deemed illiquid. At October 31, 2023 the value of these restricted illiquid securities amount to $402,343 or 0.55% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

New World Resources N.V., 0.0000%, 10/07/2020	10/7/14	$—

Oi S.A., 14.000%, 09/07/2024	4/21/23-10/19/23	400,053

Oi S.A., 14.000%, 09/07/2024	10/4/23-10/24/23	21

[6]	Security is a Level 3 investment.

[7]	Issuer has defaulted on terms of debt obligation.

[8]	Maturity has been extended under the terms of a plan of reorganization.

[9]	Zero coupon bond.

[1][0]	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

At October 31, 2023, the Ashmore Emerging Markets Corporate Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/01/2023	State Street	United States Dollar	746,358	British Pound	570,129	$53,395

11/22/2023	Standard Chartered	Euro	100,621	United States Dollar	106,094	473

11/22/2023	HSBC Bank	United States Dollar	1,764,422	Euro	1,664,023	2,066

Subtotal Appreciation						55,934

11/01/2023	Barclays	British Pound	570,129	United States Dollar	711,120	(18,157)

11/22/2023	Standard Chartered	Euro	176,000	United States Dollar	187,048	(648)

11/22/2023	Citibank	United States Dollar	691,294	British Pound	570,129	(1,764)

Subtotal Depreciation						(20,569)

Total						$35,365

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$56,299,273	$ 4,293	$56,303,566
Corporate Convertible Bonds	—	3,581,652	—	3,581,652
Financial Certificates	—	2,754,153	—	2,754,153
Government Agencies	—	7,815,793	—	7,815,793

Total Debt Securities	—	70,450,871	4,293	70,455,164
Bank Loans
Equity Securities
Common Stock
Niger	—	—	720,699	720,699

Total Common Stock	—	—	720,699	720,699

Total Investments	$—	$70,450,871	$724,992	$71,175,863

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 55,934	$—	$ 55,934
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(20,569)	—	(20,569)

Total Other Financial Instruments	$—	$ 35,365	$—	$ 35,365

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2023:

Category and Subcategory	Beginning Balance at 10/31/2022	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2023	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2023

Investments, at value

Common Stock

Niger	$—	$—	$—	$—	$—	$—	$720,699	$—	$720,699	$720,699

Corporate Bonds

Russian Federation	2	—	—	—	—	—	—	—	2	—

Brazil	—	—	22	—	—	4,269	—	—	4,291	4,269
Total	$2	$—	$22	$—	$—	$4,269	$720,699	$—	$724,992	$724,968

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2023:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable
	10/31/2023	Technique	Input

Common Stock	$720,699	Transaction Price	$0.26

Corporate Bonds	4,293	Transaction Price	$99.50

Total	$724,992

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 55,934

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(20,569)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(201,130)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 11,868

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets

Debt Securities

Argentina (Cost $705,999)
YPF S.A., 9.000%, 02/12/2026		769,231	$744,231	1.23
			744,231	1.23

Bahrain (Cost $870,568)
BBK BSC, 5.500%, 07/09/2024		880,000	864,875	1.43
			864,875	1.43

Brazil (Cost $10,044,547)
CSN Resources S.A., 7.625%, 04/17/2026		500,000	494,695	0.82
InterCement Financial Operations B.V., 5.750%, 07/17/2024		4,090,000	2,540,954	4.21
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 2.500%, 01/15/2027		200,000	175,326	0.29
NBM U.S. Holdings, Inc., 7.000%, 05/14/2026		200,000	198,262	0.33
Oi S.A., 14.000%, (66% PIK), 09/07/2024[2,3,4]		288,499	287,057	0.48
Oi S.A., 14.000%, (100% Cash), 09/07/2024[2,3,4]		3,110	3,094	—
Oi S.A., 10.000%, 07/27/2025[3,5]		5,400,000	243,000	0.40
			3,942,388	6.53

Chile (Cost $874,249)
Inversiones CMPC S.A., 4.750%, 09/15/2024		880,000	863,790	1.43
			863,790	1.43

China (Cost $40,495,873)
Agile Group Holdings Ltd., 5.750%, 01/02/2025		380,000	38,000	0.06
Central China Real Estate Ltd., 7.900%, 11/07/2023[5]		560,000	19,600	0.03
Central China Real Estate Ltd., 7.250%, 07/16/2024[5]		1,275,000	38,250	0.06
Central China Real Estate Ltd., 7.250%, 08/13/2024[5]		299,000	8,970	0.01
Central China Real Estate Ltd., 7.250%, 04/28/2025[5]		190,000	6,650	0.01
Central China Real Estate Ltd., 7.500%, 07/14/2025[5]		422,000	15,812	0.03
Central China Real Estate Ltd., 7.650%, 08/27/2025[5]		270,000	9,450	0.02
CFLD Cayman Investment Ltd., 2.500%, 01/31/2031[2]		2,366,210	176,164	0.29
China Evergrande Group, 10.000%, 04/11/2023[5,6]		4,937,000	98,740	0.16
China SCE Group Holdings Ltd., 7.375%, 04/09/2024[5]		410,000	19,475	0.03
China SCE Group Holdings Ltd., 5.950%, 09/29/2024[5]		210,000	9,516	0.02
China SCE Group Holdings Ltd., 7.000%, 05/02/2025[5]		560,000	24,640	0.04
China SCE Group Holdings Ltd., 6.000%, 02/04/2026[5]		545,000	23,980	0.04
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[5,6]		4,000,000	120,000	0.20
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[5,6]		4,160,000	124,800	0.21
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[5,6]		1,510,000	45,300	0.08
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[5,6]		4,875,000	207,187	0.34
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[5,6]		3,930,000	167,025	0.28
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[5]		4,280,000	181,900	0.30
KWG Group Holdings Ltd., 6.000%, 01/14/2024[5]		410,000	28,700	0.05
KWG Group Holdings Ltd., 5.875%, 11/10/2024[5]		435,000	30,450	0.05
KWG Group Holdings Ltd., 7.400%, 01/13/2027[5]		380,000	26,600	0.04
New Metro Global Ltd., 4.625%, 10/15/2025		310,000	66,573	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets
China (continued)
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022[5,6]		6,470,000	$226,450	0.38
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[5,6]		200,000	7,500	0.01
Sunac China Holdings Ltd., 7.250%, 06/14/2022[5,6]		690,000	94,875	0.16
Sunac China Holdings Ltd., 7.950%, 08/08/2022[5,6]		730,000	100,375	0.17
Sunac China Holdings Ltd., 8.350%, 04/19/2023[5,6]		200,000	27,000	0.04
Sunac China Holdings Ltd., 6.650%, 08/03/2024[5]		450,000	61,875	0.10
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[5,6]		2,640,000	158,400	0.26
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[5,6]		670,000	40,200	0.07
Yuzhou Group Holdings Co. Ltd., 6.000%, 10/25/2023[5,6]		4,940,000	296,400	0.49
Zhenro Properties Group Ltd., 8.000%, 03/06/2023[5,6]		4,920,000	24,600	0.04
Zhenro Properties Group Ltd., 9.150%, 05/06/2023[5,6]		813,000	4,065	0.01
Zhenro Properties Group Ltd., 8.300%, 09/15/2023[5,6]		1,017,000	5,085	0.01
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[5]		575,000	2,875	—
			2,537,482	4.20

Colombia (Cost $4,484,501)
ABRA Global Finance, 11.500%, (100% Cash), 03/02/2028[2,3]		3,288,926	2,542,340	4.21
Bancolombia S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.929%), 6.909%, 10/18/2027[7]		680,000	622,183	1.03
Ecopetrol S.A., 4.125%, 01/16/2025		610,000	587,308	0.97
			3,751,831	6.21

Ghana (Cost $1,947,005)
Kosmos Energy Ltd., 7.125%, 04/04/2026		650,000	597,538	0.99
Tullow Oil PLC, 10.250%, 05/15/2026		1,322,000	1,132,789	1.87
			1,730,327	2.86

Guatemala (Cost $163,054)
Millicom International Cellular S.A., 5.125%, 01/15/2028		180,000	154,350	0.26
			154,350	0.26

Hungary (Cost $202,260)
OTP Bank Nyrt., (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.711%), 7.500%, 05/25/2027[7]		200,000	200,382	0.33
			200,382	0.33

India (Cost $3,679,386)
Clean Renewable Power Mauritius Pte. Ltd., 4.250%, 03/25/2027		1,062,900	906,367	1.50
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		1,360,000	1,248,820	2.07
HDFC Bank Ltd., 5.686%, 03/02/2026		200,000	199,526	0.33
India Airport Infra, 6.250%, 10/25/2025		404,000	390,615	0.65
Power Finance Corp. Ltd., 3.750%, 06/18/2024		655,000	643,793	1.06
State Bank of India, 4.875%, 05/05/2028		200,000	191,250	0.32
			3,580,371	5.93

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

				% of Net
	Currency[1]	Par	Value	Assets
Indonesia (Cost $620,765)
Medco Bell Pte. Ltd., 6.375%, 01/30/2027		670,000	$627,294	1.04
			627,294	1.04

Jordan (Cost $1,328,811)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		1,340,000	1,250,877	2.07
			1,250,877	2.07

Kazakhstan (Cost $859,072)
KazMunayGas National Co. JSC, 4.750%, 04/19/2027		978,000	911,496	1.51
			911,496	1.51

Kuwait (Cost $196,926)
MEGlobal Canada ULC, 5.000%, 05/18/2025		200,000	194,313	0.32
			194,313	0.32

Lebanon (Cost $13,433,289)
Lebanon (Rep of), 6.375%, 03/09/2020[5,6]		1,527,000	91,620	0.15
Lebanon (Rep of), 5.800%, 04/14/2020[5,6]		7,070,000	424,200	0.70
Lebanon (Rep of), 6.150%, 06/19/2020[5,6]		6,506,000	390,360	0.65
			906,180	1.50

Malaysia (Cost $188,443)
MISC Capital Two Labuan Ltd., 3.750%, 04/06/2027		200,000	183,874	0.30
			183,874	0.30

Mexico (Cost $8,503,918)
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 04/17/2025		300,000	293,963	0.49
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		1,567,000	1,369,010	2.27
Orbia Advance Corp. S.A.B. de C.V., 4.000%, 10/04/2027		200,000	180,618	0.30
Petroleos Mexicanos, 6.875%, 10/16/2025		5,652,000	5,420,268	8.97
Trust Fibra Uno, 5.250%, 01/30/2026		630,000	599,350	0.99
			7,863,209	13.02

Morocco (Cost $1,129,197)
OCP S.A., 4.500%, 10/22/2025		1,100,000	1,050,500	1.74
			1,050,500	1.74

Papua New Guinea (Cost $518,626)
Puma International Financing S.A., 5.000%, 01/24/2026		550,000	491,827	0.81
			491,827	0.81

Peru (Cost $367,370)
Nexa Resources S.A., 6.500%, 01/18/2028		200,000	186,750	0.31
Southern Copper Corp., 3.875%, 04/23/2025		175,000	168,219	0.28
			354,969	0.59

Qatar (Cost $292,818)
ABQ Finance Ltd., 3.125%, 09/24/2024		300,000	290,814	0.48
			290,814	0.48

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Romania (Cost $337,879)
NE Property B.V., 1.875%, 10/09/2026	EUR	350,000	$323,180	0.53
			323,180	0.53

Saudi Arabia (Cost $4,443,335)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		2,000,000	1,908,125	3.16
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		2,502,000	2,467,597	4.09
			4,375,722	7.25

South Africa (Cost $1,581,186)
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		500,000	303,645	0.50
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		1,100,000	1,084,831	1.80
			1,388,476	2.30

South Korea (Cost $199,741)
SK On Co. Ltd., 5.375%, 05/11/2026		200,000	197,884	0.33
			197,884	0.33

Tanzania (Cost $604,333)
HTA Group Ltd., 7.000%, 12/18/2025		650,000	626,060	1.04
			626,060	1.04

United Arab Emirates (Cost $439,559)
BOS Funding Ltd., 4.000%, 09/18/2024		450,000	435,398	0.72
			435,398	0.72

United States (Cost $4,080,231)
U.S. Treasury Bill, 5.240%, 01/16/2024[8]		4,126,400	4,080,155	6.76
			4,080,155	6.76

Venezuela (Cost $16,453,222)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[5,6]		18,697,500	15,705,900	26.01
			15,705,900	26.01

Zambia (Cost $197,999)
First Quantum Minerals Ltd., 6.875%, 03/01/2026		200,000	175,450	0.29
			175,450	0.29

Total Debt Securities (Cost $119,244,162)			59,803,605	99.02

Total Investments (Total Cost $119,244,162)			59,803,605	99.02

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			589,224	0.98

Net Assets			$60,392,829	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

[4]

Restricted security that has been deemed illiquid. At October 31, 2023 the value of these restricted illiquid securities amount to $290,151 or 0.48% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Oi S.A., 14.000%, 09/07/2024	4/21/23-10/24/23	$288,499
Oi S.A., 14.000%, 09/07/2024	10/4/23-10/24/23	15

[5]	Issuer has defaulted on terms of debt obligation.
[6]	Maturity has been extended under the terms of a plan of reorganization.
[7]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[8]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2023, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/22/2023	HSBC Bank	United States Dollar	334,815	Euro	315,764	$392

Subtotal Appreciation						392

Total						$392

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$41,886,538	$3,094	$41,889,632
Corporate Convertible Bonds	—	176,164	—	176,164
Financial Certificates	—	4,375,723	—	4,375,723
Government Agencies	—	8,375,751	—	8,375,751
Government Bonds	—	906,180	—	906,180
Short Term Bills and Notes	—	4,080,155	—	4,080,155

Total Debt Securities	—	59,800,511	3,094	59,803,605

Total Investments	$—	$59,800,511	$3,094	$59,803,605

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$392	$—	$392

Total Other Financial Instruments	$—	$392	$—	$392

There were no transfers to or from Level 3 during the year ended October 31, 2023.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$392

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:

Net Realized Gain on Forward Foreign Currency Exchange Contracts	$12,100

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 392

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $494,025)
Globant S.A.*		2,620	$446,160	1.95
			446,160	1.95

Brazil (Cost $1,402,035)
B3 S.A. - Brasil Bolsa Balcao	BRL	124,360	273,793	1.20
Banco do Brasil S.A.	BRL	11,800	113,161	0.49
Hypera S.A.*	BRL	46,800	281,167	1.23
MercadoLibre, Inc.*		290	359,814	1.57
Vale S.A.	BRL	14,580	199,538	0.87
			1,227,473	5.36

China (Cost $7,837,046)
Alibaba Group Holding Ltd.*	HKD	86,800	894,282	3.91
ANTA Sports Products Ltd.	HKD	40,600	457,161	2.00
Baidu, Inc. ADR*		2,719	285,495	1.25
Baidu, Inc., Class A*	HKD	37,700	493,998	2.16
China International Capital Corp. Ltd., Class H2	HKD	176,800	283,693	1.24
KE Holdings, Inc. ADR		17,292	254,365	1.11
Meituan, Class B*,2	HKD	43,340	615,722	2.69
NARI Technology Co. Ltd., Class A	CNH	70,449	216,477	0.95
PDD Holdings, Inc. ADR*		3,314	336,106	1.47
Shenzhen Inovance Technology Co. Ltd., Class A	CNH	48,597	401,474	1.75
Tencent Holdings Ltd.	HKD	44,400	1,644,791	7.18
XPeng, Inc. ADR*		16,803	243,308	1.06
Yum China Holdings, Inc.		5,266	276,781	1.21
Zijin Mining Group Co. Ltd., Class H	HKD	296,000	459,804	2.01
			6,863,457	29.99

India (Cost $3,221,805)
HDFC Bank Ltd. ADR		14,626	827,100	3.61
Hindalco Industries Ltd.	INR	48,735	269,698	1.18
ICICI Bank Ltd. ADR		32,415	719,289	3.14
Larsen & Toubro Ltd.	INR	6,208	218,515	0.95
Maruti Suzuki India Ltd.	INR	5,398	674,060	2.95
Reliance Industries Ltd.	INR	20,244	558,357	2.44
			3,267,019	14.27

Indonesia (Cost $345,888)
Bank Central Asia Tbk PT	IDR	619,800	341,709	1.49
			341,709	1.49

Malaysia (Cost $362,194)
CIMB Group Holdings Bhd.	MYR	307,800	369,045	1.61
			369,045	1.61

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Mexico (Cost $672,169)
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	80,500	$653,323	2.86
			653,323	2.86

Russian Federation (Cost $2,514,310)
Gazprom PJSC*,3	RUB	84,440	—	—
LUKOIL PJSC[3]	RUB	12,180	—	—
Moscow Exchange MICEX-RTS PJSC[4]	RUB	528,670	1	—
			1	—

Saudi Arabia (Cost $718,913)
Saudi Arabian Oil Co.[2]	SAR	91,612	813,164	3.55
			813,164	3.55

South Africa (Cost $291,329)
Clicks Group Ltd.	ZAR	8,827	129,947	0.57
Naspers Ltd., Class N*	ZAR	758	118,168	0.52
			248,115	1.09

South Korea (Cost $3,234,203)
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	KRW	3,178	213,885	0.94
NAVER Corp.	KRW	2,634	369,301	1.61
Samsung Biologics Co. Ltd.*,2	KRW	703	369,214	1.61
Samsung Electronics Co. Ltd.	KRW	33,740	1,682,468	7.35
SK Hynix, Inc.	KRW	3,933	343,590	1.50
			2,978,458	13.01

Taiwan (Cost $3,583,396)
ASE Technology Holding Co. Ltd.	TWD	47,000	166,197	0.73
Delta Electronics, Inc.	TWD	30,000	271,580	1.19
MediaTek, Inc.	TWD	6,000	158,081	0.69
Realtek Semiconductor Corp.	TWD	20,000	249,598	1.09
Sea Ltd. ADR*		8,315	346,735	1.51
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	115,021	1,895,043	8.28
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		2,448	211,287	0.92
United Microelectronics Corp. ADR		57,596	410,083	1.79
			3,708,604	16.20

Thailand (Cost $832,640)
Kasikornbank PCL (Registered)	THB	76,700	280,616	1.23
PTT Exploration & Production PCL (Registered)	THB	116,200	544,751	2.38
			825,367	3.61

United Arab Emirates (Cost $393,344)
Aldar Properties PJSC	AED	200,510	283,977	1.24
Dubai Islamic Bank PJSC	AED	84,067	123,580	0.54
			407,557	1.78

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Zambia (Cost $522,296)
First Quantum Minerals Ltd.	CAD	20,200	$234,083	1.02
			234,083	1.02

Total Common Stocks (Cost $26,425,593)			22,383,535	97.79

Preferred Stocks

Brazil (Cost $277,248)
Itau Unibanco Holding S.A. ADR*		57,027	302,813	1.32
			302,813	1.32

Total Preferred Stocks (Cost $277,248)			302,813	1.32

Total Investments (Total Cost $26,702,841)			22,686,348	99.11

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			203,387	0.89

Net Assets			$22,889,735	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Security has been deemed worthless and is a Level 3 investment.

[4]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2023, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	13.7%
Consumer Discretionary	17.4
Consumer Staples	0.6
Energy	8.4
Financials	18.7
Health Care	2.8
Industrials	4.6
Information Technology	25.5
Materials	5.1
Real Estate	2.3
Total Investments	99.1
Other Assets Less Liabilities	0.9
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 446,160	$ —	$—	$ 446,160
Brazil	1,227,473	—	—	1,227,473
China	1,396,055	5,467,402	—	6,863,457
India	1,546,389	1,720,630	—	3,267,019
Indonesia	—	341,709	—	341,709
Malaysia	—	369,045	—	369,045
Mexico	653,323	—	—	653,323
Russian Federation	—	—	1	1
Saudi Arabia	—	813,164	—	813,164
South Africa	—	248,115	—	248,115
South Korea	—	2,978,458	—	2,978,458
Taiwan	968,105	2,740,499	—	3,708,604
Thailand	—	825,367	—	825,367
United Arab Emirates	—	407,557	—	407,557
Zambia	234,083	—	—	234,083

Total Common Stocks	6,471,588	15,911,946	1	22,383,535
Preferred Stocks
Brazil	302,813	—	—	302,813

Total Investments	$6,774,401	$15,911,946	$1	$22,686,348

There were no transfers to or from Level 3 during the year ended October 31, 2023.

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(954)

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $116,445)
Globant S.A.*		700	$ 119,203	1.40
			119,203	1.40

Brazil (Cost $779,589)
Arcos Dorados Holdings, Inc., Class A		18,600	167,772	1.97
Arezzo Industria e Comercio S.A.*	BRL	7,400	85,702	1.01
Oncoclinicas do Brasil Servicos Medicos S.A.*	BRL	80,900	152,116	1.79
TOTVS S.A.*	BRL	55,300	277,611	3.27
			683,201	8.04

China (Cost $1,703,834)
CIMC Enric Holdings Ltd.	HKD	218,000	185,452	2.18
Fu Shou Yuan International Group Ltd.	HKD	281,000	188,413	2.22
Hongfa Technology Co. Ltd., Class A	CNH	73,600	291,699	3.43
JNBY Design Ltd.	HKD	193,000	235,813	2.78
Lufax Holding Ltd. ADR		117,417	112,110	1.32
Sieyuan Electric Co. Ltd., Class A	CNH	12,800	86,158	1.01
Xiabuxiabu Catering Management China Holdings Co. Ltd.[2]	HKD	360,000	133,786	1.58
			1,233,431	14.52

Greece (Cost $173,178)
Piraeus Financial Holdings S.A.*	EUR	61,654	182,126	2.14
			182,126	2.14

India (Cost $1,548,291)
Aarti Industries Ltd.	INR	21,406	116,931	1.38
APL Apollo Tubes Ltd.	INR	9,483	178,396	2.10
Granules India Ltd.	INR	60,822	238,083	2.80
JB Chemicals & Pharmaceuticals Ltd.	INR	5,630	94,568	1.11
Multi Commodity Exchange of India Ltd.	INR	15,205	425,906	5.01
PB Fintech Ltd.*	INR	37,208	313,284	3.69
Prince Pipes & Fittings Ltd.*	INR	31,062	234,911	2.76
Radico Khaitan Ltd.	INR	9,646	141,216	1.66
			1,743,295	20.51

Indonesia (Cost $388,566)
Bank Syariah Indonesia Tbk PT	IDR	1,796,700	169,679	2.00
Ciputra Development Tbk PT	IDR	2,911,400	203,434	2.39
			373,113	4.39

Malaysia (Cost $520,323)
My EG Services Bhd.	MYR	2,544,897	416,993	4.91
			416,993	4.91

Mexico (Cost $292,511)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR		2,200	134,574	1.58

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Mexico (continued)
Grupo Traxion S.A.B. de C.V.*,2	MXN	81,500	$ 120,426	1.42
			255,000	3.00

South Africa (Cost $198,931)
Karooooo Ltd.		7,218	173,232	2.04
			173,232	2.04

South Korea (Cost $1,554,266)
Classys, Inc.	KRW	5,704	140,491	1.65
Dentium Co. Ltd.	KRW	4,143	337,330	3.97
Eugene Technology Co. Ltd.	KRW	5,781	165,088	1.94
Hana Materials, Inc.	KRW	4,857	172,363	2.03
Hansol Chemical Co. Ltd.	KRW	1,995	223,829	2.63
Jeisys Medical, Inc.*	KRW	11,311	88,832	1.05
KoMiCo Ltd.	KRW	9,132	301,990	3.55
Park Systems Corp.	KRW	1,070	111,018	1.31
			1,540,941	18.13

Taiwan (Cost $1,905,902)
Andes Technology Corp.	TWD	18,000	216,626	2.55
E Ink Holdings, Inc.	TWD	51,000	264,738	3.11
eCloudvalley Digital Technology Co. Ltd.	TWD	53,977	179,451	2.11
Kaori Heat Treatment Co. Ltd.	TWD	31,000	202,423	2.38
Parade Technologies Ltd.	TWD	7,000	230,910	2.72
Poya International Co. Ltd.	TWD	14,873	228,225	2.69
Sinbon Electronics Co. Ltd.	TWD	13,000	111,093	1.31
WinWay Technology Co. Ltd.	TWD	13,000	261,006	3.07
			1,694,472	19.94

Total Common Stocks (Cost $9,181,836)			8,415,007	99.02

Total Investments (Total Cost $9,181,836)			8,415,007	99.02
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			83,167	0.98

Net Assets			$8,498,174	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

At October 31, 2023, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	12.2%
Consumer Staples	1.7
Financials	14.1
Health Care	12.4
Industrials	19.7
Information Technology	30.4
Materials	6.1
Real Estate	2.4
Total Investments	99.0
Other Assets Less Liabilities	1.0
Net Assets	100.0%

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 119,203	$ —	$—	$ 119,203
Brazil	683,201	—	—	683,201
China	112,110	1,121,321	—	1,233,431
Greece	—	182,126	—	182,126
India	—	1,743,295	—	1,743,295
Indonesia	—	373,113	—	373,113
Malaysia	—	416,993	—	416,993
Mexico	255,000	—	—	255,000
South Africa	173,232	—	—	173,232
South Korea	—	1,540,941	—	1,540,941
Taiwan	—	1,694,472	—	1,694,472

Total Common Stocks	1,342,746	7,072,261	—	8,415,007

Total Investments	$1,342,746	$7,072,261	$—	$8,415,007

There were no transfers to or from Level 3 during the year ended October 31, 2023.

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $567,145)
Globant S.A.*		3,150	$536,414	0.85
			536,414	0.85

Cambodia (Cost $1,542,169)
NagaCorp Ltd.*	HKD	2,247,263	967,659	1.54
			967,659	1.54

Egypt (Cost $502,283)
Fertiglobe PLC	AED	572,000	500,246	0.80
			500,246	0.80

Georgia (Cost $792,843)
Bank of Georgia Group PLC	GBP	22,739	924,961	1.47
			924,961	1.47

Ghana (Cost $571,693)
Kosmos Energy Ltd.*		96,300	697,212	1.11
			697,212	1.11

Iceland (Cost $1,595,187)
Arion Banki HF2	ISK	1,492,231	1,370,962	2.18
			1,370,962	2.18

Kazakhstan (Cost $5,791,819)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		149,946	1,878,165	2.99
Kaspi.KZ JSC GDR (Registered)		44,164	3,992,917	6.35
NAC Kazatomprom JSC GDR (Registered)		20,510	834,434	1.33
			6,705,516	10.67

Kuwait (Cost $2,235,147)
National Bank of Kuwait S.A.K.P.	KWD	704,107	1,996,920	3.18
			1,996,920	3.18

Mauritius (Cost $1,288,873)
MCB Group Ltd.	MUR	187,685	1,393,675	2.22
			1,393,675	2.22

Morocco (Cost $1,998,855)
Attijariwafa Bank	MAD	15,495	700,736	1.12
Label Vie	MAD	2,920	1,259,725	2.00
			1,960,461	3.12

Oman (Cost $374,951)
OQ Gas Networks S.A.O.C*	OMR	1,031,078	401,875	0.64
			401,875	0.64

Pakistan (Cost $1,358,015)
Systems Ltd.	PKR	797,283	1,174,263	1.87
			1,174,263	1.87

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Peru (Cost $1,239,792)
Credicorp Ltd.		9,936	$1,241,603	1.98
			1,241,603	1.98

Philippines (Cost $4,130,898)
Bank of the Philippine Islands	PHP	340,190	602,886	0.96
BDO Unibank, Inc.	PHP	545,172	1,228,189	1.95
DigiPlus Interactive Corp.*	PHP	8,452,300	990,297	1.58
SM Investments Corp.	PHP	40,000	564,706	0.90
Wilcon Depot, Inc.	PHP	1,565,200	546,292	0.87
			3,932,370	6.26

Qatar (Cost $5,466,372)
Industries Qatar QSC	QAR	265,971	892,703	1.42
Ooredoo QPSC	QAR	236,699	641,932	1.02
Qatar Gas Transport Co. Ltd.	QAR	1,195,025	1,154,827	1.84
Qatar Islamic Bank S.A.Q.	QAR	127,919	611,281	0.98
Qatar National Bank QPSC	QAR	322,905	1,320,670	2.10
			4,621,413	7.36

Romania (Cost $4,635,845)
Banca Transilvania S.A.	RON	532,029	2,523,088	4.01
OMV Petrom S.A.	RON	11,990,104	1,369,869	2.18
Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica S.A.*	RON	52,788	1,311,882	2.09
			5,204,839	8.28

Saudi Arabia (Cost $2,000,382)
Riyadh Cables Group Co.	SAR	49,750	972,009	1.55
Seera Group Holding*	SAR	79,000	497,054	0.79
United International Transportation Co.	SAR	28,396	509,065	0.81
			1,978,128	3.15

Slovenia (Cost $1,476,336)
Nova Ljubljanska Banka dd GDR (Registered)	EUR	102,193	1,564,413	2.49
			1,564,413	2.49

United Arab Emirates (Cost $9,071,127)
Abu Dhabi Islamic Bank PJSC	AED	544,723	1,526,646	2.43
ADNOC Drilling Co. PJSC	AED	510,000	505,591	0.81
Al Ansari Financial Services PJSC*	AED	2,116,998	662,442	1.06
Aldar Properties PJSC	AED	948,958	1,343,984	2.14
Americana Restaurants International PLC	AED	607,175	611,539	0.97
Dubai Islamic Bank PJSC	AED	320,035	470,458	0.75
Emaar Properties PJSC	AED	864,464	1,573,287	2.50
Emirates NBD Bank PJSC	AED	274,382	1,265,498	2.01
First Abu Dhabi Bank PJSC	AED	300,894	1,038,818	1.65
			8,998,263	14.32

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Vietnam (Cost $11,992,501)
Bank for Foreign Trade of Vietnam JSC*	VND	461,084	$1,631,709	2.60
FPT Corp.	VND	1,119,635	3,794,301	6.04
Gemadept Corp.	VND	549,100	1,324,658	2.11
IDICO Corp. JSC	VND	600,000	1,038,983	1.65
Khang Dien House Trading and Investment JSC*	VND	83,170	97,165	0.15
Phu Nhuan Jewelry JSC	VND	253,966	745,553	1.19
Vietnam Dairy Products JSC	VND	428,400	1,188,177	1.89
Vinhomes JSC*	VND	1,064,911	1,703,314	2.71
			11,523,860	18.34

Total Common Stocks (Cost $58,632,233)			57,695,053	91.83

Investment Companies

Vietnam Enterprise Investments Ltd., Class C *,2	GBP	275,709	1,742,023	2.77
Total Investment Companies (Cost $2,032,563)			1,742,023	2.77

Total Investments (Total Cost $60,664,796)			59,437,076	94.60

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			3,390,247	5.40

Net Assets			$62,827,323	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2023, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	1.0%
Consumer Discretionary	6.9
Consumer Staples	3.9
Energy	7.9
Financials	47.3
Industrials	8.4
Information Technology	8.8
Materials	0.8
Real Estate	7.5
Utilities	2.1
Total Investments	94.6
Other Assets Less Liabilities	5.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$536,414	$—	$—	$536,414
Cambodia	—	967,659	—	967,659
Egypt	—	500,246	—	500,246
Georgia	—	924,961	—	924,961
Ghana	697,212		—	697,212
Iceland	—	1,370,962	—	1,370,962
Kazakhstan	—	6,705,516	—	6,705,516
Kuwait	—	1,996,920	—	1,996,920
Mauritius	—	1,393,675	—	1,393,675
Morocco	—	1,960,461	—	1,960,461
Oman	401,875		—	401,875
Pakistan	—	1,174,263	—	1,174,263
Peru	1,241,603		—	1,241,603
Philippines	—	3,932,370	—	3,932,370
Qatar	—	4,621,413	—	4,621,413
Romania	—	5,204,839	—	5,204,839
Saudi Arabia	—	1,978,128	—	1,978,128
Slovenia	—	1,564,413	—	1,564,413
United Arab Emirates	—	8,998,263	—	8,998,263
Vietnam	—	11,523,860	—	11,523,860

Total Common Stocks	2,877,104	54,817,949	—	57,695,053
Investment Companies
Vietnam	—	1,742,023	—	1,742,023
Total Investments	$2,877,104	$56,559,972	$—	$59,437,076

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$664

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $842,552)
Globant S.A.*		4,800	$817,392	0.88
			817,392	0.88

Brazil (Cost $7,938,825)
Arcos Dorados Holdings, Inc., Class A		135,600	1,223,112	1.32
Arezzo Industria e Comercio S.A.*	BRL	58,800	680,980	0.73
Localiza Rent a Car S.A.*	BRL	76,800	774,893	0.84
Oncoclinicas do Brasil Servicos Medicos S.A.*	BRL	414,600	779,572	0.84
TOTVS S.A.*	BRL	548,800	2,755,021	2.98
XP, Inc., Class A		37,100	742,000	0.80
			6,955,578	7.51

China (Cost $33,525,127)
ANTA Sports Products Ltd.	HKD	270,800	3,049,242	3.29
CIMC Enric Holdings Ltd.	HKD	784,000	666,947	0.72
ENN Energy Holdings Ltd.	HKD	121,300	925,756	1.00
H World Group Ltd. ADR*		41,110	1,548,203	1.67
Hongfa Technology Co. Ltd., Class A	CNH	503,611	1,995,960	2.16
JD.com, Inc. ADR		18,721	475,888	0.51
Lufax Holding Ltd. ADR		730,674	697,648	0.75
Meituan, Class B*,2	HKD	146,330	2,078,878	2.25
NARI Technology Co. Ltd., Class A	CNH	302,580	929,775	1.00
NetEase, Inc. ADR		24,734	2,644,559	2.86
Prosus N.V.*	EUR	27,399	767,430	0.83
Sieyuan Electric Co. Ltd., Class A	CNH	142,700	960,532	1.04
Tencent Holdings Ltd.	HKD	170,600	6,319,849	6.83
Tencent Music Entertainment Group ADR*		175,566	1,274,609	1.38
Wuliangye Yibin Co. Ltd., Class A	CNH	65,800	1,399,439	1.51
WuXi AppTec Co. Ltd., Class H2	HKD	105,800	1,277,929	1.38
Xiabuxiabu Catering Management China Holdings Co. Ltd.[2]	HKD	2,293,500	852,326	0.92
			27,864,970	30.10

Greece (Cost $1,171,624)
Piraeus Financial Holdings S.A.*	EUR	412,346	1,218,070	1.32
			1,218,070	1.32

Hong Kong (Cost $2,416,713)
AIA Group Ltd.	HKD	242,800	2,114,592	2.29
			2,114,592	2.29

India (Cost $10,786,971)
Aarti Industries Ltd.	INR	146,524	800,389	0.86
APL Apollo Tubes Ltd.	INR	41,553	781,705	0.84
Granules India Ltd.	INR	261,357	1,023,061	1.11
HDFC Bank Ltd. ADR		50,461	2,853,570	3.08
Hindalco Industries Ltd.	INR	165,359	915,092	0.99

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
India (continued)
ICICI Bank Ltd. ADR		40,387	$896,188	0.97
Larsen & Toubro Ltd.	INR	30,571	1,076,067	1.16
Multi Commodity Exchange of India Ltd.	INR	63,797	1,787,014	1.93
PB Fintech Ltd.*	INR	164,420	1,384,385	1.50
			11,517,471	12.44

Indonesia (Cost $630,610)
Bank Syariah Indonesia Tbk PT	IDR	5,660,200	534,547	0.58
			534,547	0.58

Kazakhstan (Cost $1,017,983)
Kaspi.KZ JSC GDR (Registered)		15,666	1,416,381	1.53
			1,416,381	1.53

Malaysia (Cost $1,404,189)
My EG Services Bhd.	MYR	8,552,106	1,401,301	1.51
			1,401,301	1.51

Mexico (Cost $4,661,200)
Fomento Economico Mexicano S.A.B. de C.V. ADR		35,188	3,990,671	4.31
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	MXN	61,800	720,903	0.78
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	161,400	1,309,892	1.41
			6,021,466	6.50

Russian Federation (Cost $1,633,271)
LUKOIL PJSC[3]	RUB	21,299	—	—
			—	—

Saudi Arabia (Cost $1,525,696)
Bupa Arabia for Cooperative Insurance Co.	SAR	17,243	978,923	1.06
Elm Co.	SAR	5,004	936,750	1.01
			1,915,673	2.07

South Korea (Cost $9,576,234)
Classys, Inc.	KRW	39,755	979,175	1.06
Dentium Co. Ltd.	KRW	20,831	1,696,095	1.83
Hana Materials, Inc.	KRW	26,151	928,033	1.00
Hansol Chemical Co. Ltd.	KRW	12,238	1,373,041	1.48
KoMiCo Ltd.	KRW	20,691	684,240	0.74
LG Chem Ltd.	KRW	1,446	476,489	0.52
SK Hynix, Inc.	KRW	38,511	3,364,353	3.63
			9,501,426	10.26

Taiwan (Cost $20,950,461)
Andes Technology Corp.	TWD	69,000	830,399	0.90
Delta Electronics, Inc.	TWD	167,000	1,511,797	1.63
E Ink Holdings, Inc.	TWD	221,000	1,147,196	1.24
Kaori Heat Treatment Co. Ltd.	TWD	74,000	483,204	0.52
Lotes Co. Ltd.	TWD	38,000	965,947	1.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Taiwan (continued)
Parade Technologies Ltd.	TWD	48,000	$1,583,384	1.71
Poya International Co. Ltd.	TWD	77,298	1,186,167	1.28
Sinbon Electronics Co. Ltd.	TWD	84,000	717,830	0.77
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	283,000	4,662,601	5.04
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		43,288	3,736,187	4.04
WinWay Technology Co. Ltd.	TWD	71,000	1,425,496	1.54
			18,250,208	19.71

United Arab Emirates (Cost $600,650)
Americana Restaurants International PLC	AED	716,462	721,611	0.78
			721,611	0.78

Total Common Stocks (Cost $98,682,106)			90,250,686	97.48

Preferred Stocks

Brazil (Cost $921,315)
Petroleo Brasileiro S.A. ADR, 2.479%[4]		98,104	1,356,778	1.47
			1,356,778	1.47

Total Preferred Stocks (Cost $921,315)			1,356,778	1.47

Rights

Brazil (Cost $—)
Localiza Rent a Car S.A.*	BRL	593	823	—
			823	—

Total Rights (Cost $—)			823	—

Total Investments (Total Cost $99,603,421)			91,608,287	98.95

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			974,687	1.05

Net Assets			$92,582,974	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Security has been deemed worthless and is a Level 3 investment.

[4]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

At October 31, 2023, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	11.1%
Consumer Discretionary	13.6
Consumer Staples	5.8
Energy	1.5
Financials	17.2
Health Care	6.2
Industrials	9.7
Information Technology	28.1
Materials	4.7
Utilities	1.0
Total Investments	98.9
Other Assets Less Liabilities	1.1
Net Assets	100.0%

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 817,392	$ —	$—	$ 817,392
Brazil	6,955,578	—	—	6,955,578
China	6,640,907	21,224,063	—	27,864,970
Greece	—	1,218,070	—	1,218,070
Hong Kong	—	2,114,592	—	2,114,592
India	3,749,758	7,767,713	—	11,517,471
Indonesia	—	534,547	—	534,547
Kazakhstan	—	1,416,381	—	1,416,381
Malaysia	—	1,401,301	—	1,401,301
Mexico	6,021,466	—	—	6,021,466
Saudi Arabia	—	1,915,673	—	1,915,673
South Korea	—	9,501,426	—	9,501,426
Taiwan	3,736,187	14,514,021	—	18,250,208
United Arab Emirates	—	721,611	—	721,611

Total Common Stocks	27,921,288	62,329,398	—	90,250,686
Preferred Stocks
Brazil	1,356,778	—	—	1,356,778
Rights
Brazil	823	—	—	823
Total Investments	$29,278,889	$62,329,398	$—	$91,608,287

There were no transfers to or from Level 3 during the year ended October 31, 2023.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $139,116)
Globant S.A.*		800	$136,232	1.34
			136,232	1.34

Brazil (Cost $766,183)
Arezzo Industria e Comercio S.A.*	BRL	10,100	116,971	1.15
Oncoclinicas do Brasil Servicos Medicos S.A.*	BRL	95,200	179,005	1.76
TOTVS S.A.*	BRL	74,500	373,996	3.69
			669,972	6.60

China (Cost $3,314,555)
ANTA Sports Products Ltd.	HKD	28,200	317,535	3.13
Hongfa Technology Co. Ltd., Class A	CNH	90,700	359,471	3.54
Meituan, Class B*,2	HKD	14,150	201,026	1.98
NARI Technology Co. Ltd., Class A	CNH	72,640	223,210	2.20
Prosus N.V.*	EUR	1,645	46,075	0.45
Sieyuan Electric Co. Ltd., Class A	CNH	28,000	188,472	1.86
Sunresin New Materials Co. Ltd., Class A	CNH	33,150	245,293	2.42
Tencent Holdings Ltd.	HKD	17,300	640,876	6.31
WuXi AppTec Co. Ltd., Class H2	HKD	30,880	372,991	3.67
Xiabuxiabu Catering Management China Holdings Co. Ltd.[2]	HKD	286,500	106,471	1.05
			2,701,420	26.61

Hong Kong (Cost $352,838)
AIA Group Ltd.	HKD	35,200	306,564	3.02
			306,564	3.02

India (Cost $998,237)
Alkem Laboratories Ltd.	INR	2,940	131,488	1.29
Granules India Ltd.	INR	51,294	200,786	1.98
HDFC Bank Ltd. ADR		7,356	415,982	4.10
ICICI Bank Ltd. ADR		6,777	150,382	1.48
PB Fintech Ltd.*	INR	26,376	222,081	2.19
			1,120,719	11.04

Indonesia (Cost $92,687)
Bank Syariah Indonesia Tbk PT	IDR	832,800	78,649	0.77
			78,649	0.77

Malaysia (Cost $246,539)
My EG Services Bhd.	MYR	1,486,806	243,620	2.40
			243,620	2.40

Mexico (Cost $413,206)
Fomento Economico Mexicano S.A.B. de C.V. ADR		4,259	483,013	4.76
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	22,100	179,360	1.77
			662,373	6.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Shares	Value	% of Net Assets
Saudi Arabia (Cost $205,300)
Bupa Arabia for Cooperative Insurance Co.	SAR	2,380	$135,118	1.33
Elm Co.	SAR	634	118,685	1.17
			253,803	2.50

South Korea (Cost $941,182)
Dentium Co. Ltd.	KRW	4,080	332,200	3.27
Hansol Chemical Co. Ltd.	KRW	2,180	244,585	2.41
LG Chem Ltd.	KRW	252	83,040	0.82
SK Hynix, Inc.	KRW	2,865	250,289	2.47
			910,114	8.97

Taiwan (Cost $2,406,847)
Andes Technology Corp.	TWD	13,000	156,452	1.54
Delta Electronics, Inc.	TWD	22,000	199,159	1.96
E Ink Holdings, Inc.	TWD	57,000	295,883	2.92
Kaori Heat Treatment Co. Ltd.	TWD	17,000	111,006	1.09
Parade Technologies Ltd.	TWD	7,000	230,910	2.27
Poya International Co. Ltd.	TWD	12,090	185,526	1.83
Sinbon Electronics Co. Ltd.	TWD	23,000	196,549	1.94
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	29,000	477,793	4.71
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		5,240	452,264	4.46
WinWay Technology Co. Ltd.	TWD	12,000	240,929	2.37
			2,546,471	25.09

United Arab Emirates (Cost $97,175)
Abu Dhabi Islamic Bank PJSC	AED	35,567	99,680	0.98
			99,680	0.98

Total Common Stocks (Cost $9,973,865)			9,729,617	95.85

Total Investments (Total Cost $9,973,865)			9,729,617	95.85

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			421,541	4.15

Net Assets			$10,151,158	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2023, the industry sectors for the Ashmore Emerging Markets Equity ESG Fund were:

Sector	Percentage of Net Assets
Communication Services	6.3%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

Sector	Percentage of Net Assets
Consumer Discretionary	9.6%
Consumer Staples	4.8
Financials	15.6
Health Care	12.0
Industrials	11.1
Information Technology	30.8
Materials	5.6
Total Investments	95.8
Other Assets Less Liabilities	4.2
Net Assets	100.0%

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 136,232	$ —	$—	$ 136,232
Brazil	669,972	—	—	669,972
China	—	2,701,420	—	2,701,420
Hong Kong	—	306,564	—	306,564
India	566,364	554,355	—	1,120,719
Indonesia	—	78,649	—	78,649
Malaysia	—	243,620	—	243,620
Mexico	662,373	—	—	662,373
Saudi Arabia	—	253,803	—	253,803
South Korea	—	910,114	—	910,114
Taiwan	452,264	2,094,207	—	2,546,471
United Arab Emirates	—	99,680	—	99,680

Total Common Stocks	2,487,205	7,242,412	—	9,729,617
Total Investments	$2,487,205	$7,242,412	$—	$9,729,617

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOW DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $777,598)
Banco do Brasil S.A., 4.625%, 01/15/2025		200,000	$194,970	2.05
BRF GmbH, 4.350%, 09/29/2026		200,000	183,000	1.93
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 2.500%, 01/15/2027		200,000	175,326	1.85
MercadoLibre, Inc., 2.375%, 01/14/2026		200,000	180,328	1.90
			733,624	7.73

Chile (Cost $531,330)
Banco Santander Chile, 2.700%, 01/10/2025		150,000	143,094	1.51
Celulosa Arauco y Constitucion S.A., 3.875%, 11/02/2027		200,000	178,718	1.88
Inversiones CMPC S.A., 4.750%, 09/15/2024		200,000	196,316	2.07
			518,128	5.46

China (Cost $401,837)
ENN Energy Holdings Ltd., 4.625%, 05/17/2027		200,000	191,216	2.01
Tencent Holdings Ltd., (Floating, CME Term SOFR 3M + 1.172%), 6.578%, 04/11/2024		200,000	200,210	2.11
			391,426	4.12

Colombia (Cost $245,274)
Ecopetrol S.A., 4.125%, 01/16/2025		140,000	134,792	1.42
Ecopetrol S.A., 5.375%, 06/26/2026		100,000	95,473	1.01
			230,265	2.43

Czech Republic (Cost $93,446)
CETIN Group N.V., 3.125%, 04/14/2027	EUR	100,000	98,315	1.04
			98,315	1.04

Hong Kong (Cost $394,916)
HKT Capital No. 4 Ltd., 3.000%, 07/14/2026		200,000	185,860	1.96
Standard Chartered PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.100%), 7.776%, 11/16/2025[2]		200,000	202,456	2.13
			388,316	4.09

India (Cost $797,591)
ABJA Investment Co. Pte. Ltd., 5.950%, 07/31/2024		200,000	198,824	2.09
Bharti Airtel Ltd., 4.375%, 06/10/2025		200,000	195,118	2.06
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		200,000	183,650	1.94
HDFC Bank Ltd., 5.686%, 03/02/2026		200,000	199,526	2.10
			777,118	8.19

Indonesia (Cost $597,980)
Bank Mandiri Persero Tbk PT, 2.000%, 04/19/2026		200,000	181,588	1.91
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 4.750%, 05/15/2025		400,000	390,600	4.12
			572,188	6.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOW DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Jordan (Cost $202,542)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		200,000	$186,698	1.97
			186,698	1.97
Kazakhstan (Cost $372,154)
KazMunayGas National Co. JSC, 4.750%, 04/19/2027		200,000	186,400	1.96
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		200,000	178,050	1.88
			364,450	3.84
Kuwait (Cost $207,642)
MEGlobal Canada ULC, 5.000%, 05/18/2025		200,000	194,313	2.05
			194,313	2.05
Malaysia (Cost $190,388)
MISC Capital Two Labuan Ltd., 3.750%, 04/06/2027		200,000	183,874	1.94
			183,874	1.94
Mexico (Cost $755,044)
Grupo Bimbo S.A.B. de C.V., 3.875%, 06/27/2024		200,000	196,976	2.08
Petroleos Mexicanos, 6.875%, 10/16/2025		331,000	317,429	3.34
Trust Fibra Uno, 5.250%, 01/30/2026		200,000	190,270	2.00
			704,675	7.42
Oman (Cost $205,929)
Bank Muscat SAOG, 4.750%, 03/17/2026		200,000	190,590	2.01
			190,590	2.01
Panama (Cost $202,203)
Banco Latinoamericano de Comercio Exterior S.A., 2.375%, 09/14/2025		200,000	184,104	1.94
			184,104	1.94
Peru (Cost $772,791)
Banco de Credito del Peru S.A., 2.700%, 01/11/2025		150,000	142,908	1.50
Credicorp Ltd., 2.750%, 06/17/2025		200,000	186,918	1.97
Kallpa Generacion S.A., 4.125%, 08/16/2027		200,000	179,750	1.89
Southern Copper Corp., 3.875%, 04/23/2025		50,000	48,063	0.51
Transportadora de Gas del Peru S.A., 4.250%, 04/30/2028		200,000	187,958	1.98
			745,597	7.85
Romania (Cost $96,233)
NE Property B.V., 1.875%, 10/09/2026	EUR	100,000	92,337	0.97
			92,337	0.97
Saudi Arabia (Cost $581,673)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		256,000	244,240	2.57
SNB Funding Ltd., 2.750%, 10/02/2024		333,000	321,015	3.38
			565,255	5.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOW DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Singapore (Cost $190,331)
BOC Aviation Ltd., 3.500%, 09/18/2027		200,000	$182,860	1.93
			182,860	1.93

South Africa (Cost $585,303)
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024		200,000	197,944	2.09
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		200,000	195,000	2.05
Prosus N.V., 3.257%, 01/19/2027		205,000	180,954	1.91
			573,898	6.05

South Korea (Cost $199,257)
SK On Co. Ltd., 5.375%, 05/11/2026		200,000	197,884	2.08
			197,884	2.08

Thailand (Cost $204,360)
Kasikornbank PCL, 5.458%, 03/07/2028		200,000	195,820	2.06
			195,820	2.06

United Arab Emirates (Cost $833,924)
DIB Sukuk Ltd., 2.950%, 01/16/2026		200,000	186,937	1.97
Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027		129,320	118,530	1.25
MAF Global Securities Ltd., 4.750%, 05/07/2024		200,000	198,328	2.09
Mashreqbank PSC, 4.250%, 02/26/2024		322,000	318,664	3.35
			822,459	8.66

Total Debt Securities (Cost $9,439,746)			9,094,194	95.81

Total Investments (Total Cost $9,439,746)			9,094,194	95.81

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			397,614	4.19

Net Assets			$9,491,808	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOW DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

At October 31, 2023, the Ashmore Emerging Markets Low Duration Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/22/2023	Barclays	United States Dollar	195,893	Euro	184,816	$155

Subtotal Appreciation						155

11/22/2023	Barclays	Euro	5,000	United States Dollar	5,314	(18)

Subtotal Depreciation						(18)

Total						$137

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Low Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments

Assets:

Debt Securities

Corporate Bonds	$—	$6,968,449	$—	$6,968,449

Financial Certificates	—	431,178	—	431,178

Government Agencies	—	1,510,463	—	1,510,463

Municipal Bonds	—	184,104	—	184,104

Total Debt Securities	—	9,094,194	—	9,094,194

Total Investments	$—	$9,094,194	$—	$9,094,194

Other Financial Instruments

Assets:

Forward Foreign Currency Exchange Contracts	$—	$155	$—	$155

Liabilities:

Forward Foreign Currency Exchange Contracts	—	(18)	—	(18)

Total Other Financial Instruments	$—	$137	$—	$137

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOW DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$155

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(18)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(31,340)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 1,651

* See note 10 in the Notes to the Financial Statements for additional information

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $380,585)
Angola (Rep of), 8.000%, 11/26/2029		200,000	$160,000	0.98
Angola (Rep of), 9.125%, 11/26/2049		250,000	175,625	1.07
			335,625	2.05

Argentina (Cost $713,271)
Argentina (Rep of), 1.000%, 07/09/2029		124,000	33,170	0.20
Argentina (Rep of), (Step to 1.750% on 07/09/2027), 0.750%, 07/09/2030[2]		980,000	272,440	1.67
Argentina (Rep of), (Step to 4.125% on 07/09/2024), 3.625%, 07/09/2035[2]		561,000	138,006	0.84
Argentina (Rep of), (Step to 5.000% on 07/09/2024), 4.250%, 01/09/2038[2]		160,000	48,160	0.29
Argentina (Rep of), (Step to 4.875% on 07/09/2029), 3.500%, 07/09/2041[2]		311,000	80,957	0.50
			572,733	3.50

Azerbaijan (Cost $203,085)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		200,000	196,822	1.20
			196,822	1.20

Bahrain (Cost $212,727)
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		200,000	207,250	1.27
			207,250	1.27

Brazil (Cost $574,224)
Brazil (Rep of), 4.250%, 01/07/2025		400,000	390,632	2.39
Brazil (Rep of), 8.250%, 01/20/2034		15,000	16,042	0.10
Brazil (Rep of), 5.000%, 01/27/2045		200,000	143,100	0.87
			549,774	3.36

Chile (Cost $751,157)
Chile (Rep of), 3.100%, 05/07/2041		200,000	130,000	0.80
Chile (Rep of), 3.100%, 01/22/2061		200,000	106,900	0.65
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		200,000	135,200	0.83
Empresa Nacional del Petroleo, 5.250%, 11/06/2029		268,000	245,217	1.50
			617,317	3.78

China (Cost $179,294)
Sinopec Group Overseas Development 2018 Ltd., 2.700%, 05/13/2030		200,000	168,900	1.03
			168,900	1.03

Colombia (Cost $255,977)
Colombia (Rep of), 7.375%, 09/18/2037		100,000	89,750	0.55
Colombia (Rep of), 5.625%, 02/26/2044		200,000	138,900	0.85
			228,650	1.40

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Costa Rica (Cost $176,645)
Costa Rica (Rep of), 5.625%, 04/30/2043		200,000	$159,000	0.97
			159,000	0.97

Croatia (Cost $200,042)
Croatia (Rep of), 6.000%, 01/26/2024		200,000	200,018	1.22
			200,018	1.22

Dominican Republic (Cost $740,659)
Dominican (Rep of), 5.500%, 01/27/2025		100,000	98,112	0.60
Dominican (Rep of), 6.875%, 01/29/2026		100,000	99,449	0.61
Dominican (Rep of), 4.875%, 09/23/2032		225,000	181,912	1.11
Dominican (Rep of), 5.300%, 01/21/2041		150,000	108,900	0.67
Dominican (Rep of), 5.875%, 01/30/2060		282,000	199,938	1.22
			688,311	4.21

Ecuador (Cost $75,033)
Ecuador (Rep of), (Step to 5.500% on 07/31/2024), 3.500%, 07/31/2035[2]		34,900	13,227	0.08
Ecuador (Rep of), (Step to 5.000% on 07/31/2024), 2.500%, 07/31/2040[2]		194,000	64,893	0.40
			78,120	0.48

Egypt (Cost $501,115)
Egypt (Rep of), 7.600%, 03/01/2029		200,000	124,000	0.76
Egypt (Rep of), 8.500%, 01/31/2047		200,000	103,710	0.63
Egypt (Rep of), 8.700%, 03/01/2049		200,000	104,750	0.64
Egypt (Rep of), 8.875%, 05/29/2050		200,000	105,500	0.65
			437,960	2.68

Gabon (Cost $171,437)
Gabon (Rep of), 6.625%, 02/06/2031		200,000	140,500	0.86
			140,500	0.86

Ghana (Cost $270,000)
Ghana (Rep of), 6.375%, 02/11/2027[3]		200,000	87,000	0.53
Ghana (Rep of), 7.625%, 05/16/2029[3]		200,000	86,000	0.53
Ghana (Rep of), 8.625%, 04/07/2034[3]		200,000	86,250	0.53
			259,250	1.59

Guatemala (Cost $205,331)
Guatemala (Rep of), 6.600%, 06/13/2036		200,000	184,800	1.13
			184,800	1.13

Hungary (Cost $220,568)
Hungary (Rep of), 5.375%, 03/25/2024		92,000	91,715	0.56
Hungary (Rep of), 3.125%, 09/21/2051		200,000	105,612	0.65
			197,327	1.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
India (Cost $189,714)
Export-Import Bank of India, 3.375%, 08/05/2026		200,000	$187,784	1.15
			187,784	1.15

Indonesia (Cost $1,254,486)
Indonesia (Rep of), 4.150%, 09/20/2027		200,000	189,370	1.16
Indonesia (Rep of), 6.625%, 02/17/2037		100,000	103,908	0.63
Indonesia (Rep of), 7.750%, 01/17/2038		100,000	114,077	0.70
Indonesia (Rep of), 4.200%, 10/15/2050		200,000	146,450	0.90
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, 4.750%, 05/15/2025		200,000	195,300	1.19
Pertamina Persero PT, 6.000%, 05/03/2042		200,000	176,206	1.08
Pertamina Persero PT, 6.500%, 11/07/2048		200,000	186,236	1.14
			1,111,547	6.80

Ivory Coast (Cost $262,449)
Ivory Coast (Rep of), 4.875%, 01/30/2032	EUR	100,000	79,754	0.49
Ivory Coast (Rep of), 6.875%, 10/17/2040	EUR	100,000	76,580	0.47
Ivory Coast (Rep of), 6.625%, 03/22/2048	EUR	100,000	70,628	0.43
			226,962	1.39

Kazakhstan (Cost $215,135)
Kazakhstan (Rep of), 6.500%, 07/21/2045		200,000	196,000	1.20
			196,000	1.20

Malaysia (Cost $424,851)
Petronas Capital Ltd., 2.480%, 01/28/2032		200,000	155,242	0.95
Petronas Capital Ltd., 4.550%, 04/21/2050		282,000	216,311	1.32
			371,553	2.27

Mexico (Cost $1,532,953)
Comision Federal de Electricidad, 3.875%, 07/26/2033		200,000	145,000	0.89
Mexico (Rep of), 5.400%, 02/09/2028		200,000	196,200	1.20
Mexico (Rep of), 6.050%, 01/11/2040		44,000	39,380	0.24
Mexico (Rep of), 5.550%, 01/21/2045		64,000	52,960	0.32
Mexico (Rep of), 3.771%, 05/24/2061		200,000	111,800	0.68
Mexico (Rep of), 3.750%, 04/19/2071		200,000	109,500	0.67
Mexico (Rep of), 5.750%, 10/12/2110		76,000	57,494	0.35
Petroleos Mexicanos, 6.350%, 02/12/2048		101,000	55,171	0.34
Petroleos Mexicanos, 7.690%, 01/23/2050		450,000	277,875	1.70
Petroleos Mexicanos, 6.950%, 01/28/2060		418,000	236,693	1.45
			1,282,073	7.84

Mongolia (Cost $161,893)
Mongolia (Rep of), 4.450%, 07/07/2031		200,000	151,372	0.93
			151,372	0.93

Morocco (Cost $207,266)
Morocco (Rep of), 6.500%, 09/08/2033		200,000	191,750	1.17
			191,750	1.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Nigeria (Cost $448,697)
Nigeria (Rep of), 7.696%, 02/23/2038		200,000	$142,000	0.87
Nigeria (Rep of), 7.625%, 11/28/2047		405,000	272,363	1.67
			414,363	2.54

Oman (Cost $894,319)
Oman (Rep of), 4.750%, 06/15/2026		200,000	191,784	1.17
Oman (Rep of), 6.750%, 10/28/2027		200,000	201,687	1.23
Oman (Rep of), 6.500%, 03/08/2047		200,000	173,500	1.06
Oman (Rep of), 6.750%, 01/17/2048		300,000	267,375	1.64
			834,346	5.10

Pakistan (Cost $373,073)
Pakistan (Rep of), 8.250%, 04/15/2024		200,000	178,516	1.09
Pakistan (Rep of), 7.375%, 04/08/2031		200,000	97,044	0.59
Pakistan (Rep of), 8.875%, 04/08/2051		200,000	96,086	0.59
			371,646	2.27

Panama (Cost $328,343)
Panama (Rep of), 7.125%, 01/29/2026		100,000	100,700	0.62
Panama (Rep of), 8.875%, 09/30/2027		49,000	52,381	0.32
Panama (Rep of), 9.375%, 04/01/2029		63,000	69,552	0.42
Panama (Rep of), 6.700%, 01/26/2036		88,000	81,884	0.50
			304,517	1.86

Paraguay (Cost $193,108)
Paraguay (Rep of), 5.850%, 08/21/2033		200,000	184,000	1.13
			184,000	1.13

Peru (Cost $604,118)
Peru (Rep of), 7.350%, 07/21/2025		100,000	102,182	0.63
Peru (Rep of), 8.750%, 11/21/2033		149,000	173,758	1.06
Peru (Rep of), 3.300%, 03/11/2041		69,000	45,574	0.28
Peru (Rep of), 2.780%, 12/01/2060		119,000	59,559	0.36
Peru (Rep of), 3.230%, 07/28/2121		53,000	26,580	0.16
Petroleos del Peru S.A., 5.625%, 06/19/2047		234,000	127,633	0.78
			535,286	3.27

Philippines (Cost $593,713)
Philippines (Rep of), 10.625%, 03/16/2025		53,000	56,484	0.35
Philippines (Rep of), 9.500%, 02/02/2030		105,000	124,467	0.76
Philippines (Rep of), 7.750%, 01/14/2031		100,000	111,266	0.68
Philippines (Rep of), 6.375%, 10/23/2034		100,000	102,646	0.63
Philippines (Rep of), 3.950%, 01/20/2040		200,000	152,766	0.93
			547,629	3.35

Poland (Cost $185,405)
Poland (Rep of), 5.500%, 11/16/2027		69,000	69,281	0.42
Poland (Rep of), 4.875%, 10/04/2033		72,000	66,591	0.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Poland (continued)
Poland (Rep of), 5.500%, 04/04/2053		43,000	$37,774	0.23
			173,646	1.06

Qatar (Cost $586,118)
Qatar (Rep of), 3.250%, 06/02/2026		200,000	189,452	1.16
Qatar (Rep of), 4.817%, 03/14/2049		250,000	204,297	1.25
QatarEnergy, 3.125%, 07/12/2041		200,000	131,250	0.80
			524,999	3.21

Romania (Cost $392,926)
Romania (Rep of), 3.000%, 02/27/2027		40,000	36,185	0.22
Romania (Rep of), 3.000%, 02/14/2031		30,000	23,700	0.15
Romania (Rep of), 3.625%, 03/27/2032		150,000	118,428	0.72
Romania (Rep of), 7.125%, 01/17/2033		36,000	35,714	0.22
Romania (Rep of), 6.125%, 01/22/2044		24,000	20,647	0.13
Romania (Rep of), 4.000%, 02/14/2051		194,000	118,522	0.72
			353,196	2.16

South Africa (Cost $516,730)
South Africa (Rep of), 4.300%, 10/12/2028		200,000	172,000	1.05
South Africa (Rep of), 5.875%, 04/20/2032		200,000	168,750	1.03
South Africa (Rep of), 5.750%, 09/30/2049		200,000	130,000	0.80
			470,750	2.88

Tunisia (Cost $83,479)
Tunisia (Rep of), 6.375%, 07/15/2026	EUR	118,000	75,226	0.46
			75,226	0.46

Turkey (Cost $385,615)
Turkey (Rep of), 4.875%, 04/16/2043		238,000	144,288	0.88
Turkey (Rep of), 5.750%, 05/11/2047		302,000	196,677	1.21
			340,965	2.09

Ukraine (Cost $61,500)
Ukraine (Rep of), 6.876%, 05/21/2031[3]		200,000	49,300	0.30
			49,300	0.30

United Arab Emirates (Cost $1,046,351)
Abu Dhabi (Gov’t of), 1.875%, 09/15/2031		200,000	155,746	0.95
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049		200,000	122,375	0.75
Abu Dhabi (Gov’t of), 3.875%, 04/16/2050		280,000	197,837	1.21
Abu Dhabi (Gov’t of), 2.700%, 09/02/2070		200,000	101,438	0.62
DP World Crescent Ltd., 3.750%, 01/30/2030		361,000	315,537	1.93
			892,933	5.46

United States (Cost $78,114)
U.S. Treasury Bill, 5.260%, 01/16/2024[4]		79,000	78,115	0.48
			78,115	0.48

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Uruguay (Cost $548,649)
Uruguay (Rep of), 7.875%, 01/15/2033[5]		103,000	$117,626	0.72
Uruguay (Rep of), 5.750%, 10/28/2034		70,000	69,895	0.43
Uruguay (Rep of), 7.625%, 03/21/2036		75,000	84,713	0.52
Uruguay (Rep of), 4.125%, 11/20/2045		62,000	48,980	0.30
Uruguay (Rep of), 5.100%, 06/18/2050		67,000	57,754	0.35
Uruguay (Rep of), 4.975%, 04/20/2055		137,000	114,121	0.70
			493,089	3.02

Venezuela (Cost $555,123)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[3,6]		194,000	162,960	1.00
Venezuela (Rep of), 11.750%, 10/21/2026[3]		581,000	110,390	0.67
Venezuela (Rep of), 9.250%, 09/15/2027[3]		779,000	146,062	0.89
Venezuela (Rep of), 11.950%, 08/05/2031[3]		581,000	108,938	0.67
			528,350	3.23

Total Debt Securities (Cost $17,955,278)			16,113,754	98.56

Total Investments in Securities (Cost $17,955,278)			16,113,754	98.56

Total Investments (Total Cost $17,955,278)			16,113,754	98.56
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			235,266	1.44

Net Assets			$16,349,020	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Step coupon bond. Rate as of October 31, 2023 is disclosed.
[3]	Issuer has defaulted on terms of debt obligation.
[4]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.
[5]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[6]	Maturity has been extended under the terms of a plan of reorganization.

Percentages shown are based on net assets.

At October 31, 2023, the Ashmore Emerging Markets Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/22/2023	Morgan Stanley	United States Dollar	338,588	Euro		319,482	$227

Subtotal Appreciation							227

Total							$227

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 1,357,495	$—	$ 1,357,495
Financial Certificates	—	315,537	—	315,537
Government Agencies	—	1,924,780	—	1,924,780
Government Bonds	—	12,437,827	—	12,437,827
Short Term Bills and Notes	—	78,115	—	78,115

Total Debt Securities	—	16,113,754	—	16,113,754
Total Investments	$—	$16,113,754	$—	$16,113,754

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$227	$—	$227
Total Other Financial Instruments	$—	$227	$—	$227

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$227

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(98,220)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$4,876

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,367,125)
Aegea Finance S.a.r.l., 9.000%, 01/20/2031[2]		200,000	$199,500	2.92
Klabin Austria GmbH, 7.000%, 04/03/2049		230,000	210,162	3.07
MARB BondCo PLC, 3.950%, 01/29/2031		300,000	218,250	3.19
Oi S.A., 14.000%, (66% PIK), 09/07/2024[2,3,4]		30,773	30,620	0.45
Oi S.A., 14.000%, (100% Cash), 09/07/2024[2,3,4,5]		332	330	0.01
Oi S.A., 10.000%, 07/27/2025[3,6]		290,000	13,050	0.19
Suzano Austria GmbH, 7.000%, 03/16/2047		200,000	185,000	2.71
			856,912	12.54

Chile (Cost $364,189)
Banco de Chile, 2.990%, 12/09/2031		200,000	158,062	2.31
VTR Finance N.V., 6.375%, 07/15/2028		200,000	34,370	0.50
			192,432	2.81

China (Cost $1,141,465)
Central China Real Estate Ltd., 7.250%, 08/13/2024[6]		300,000	9,000	0.13
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[6,7]		280,000	8,400	0.12
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[6]		280,000	11,900	0.18
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[6]		290,000	1,450	0.02
			30,750	0.45

Guatemala (Cost $361,576)
Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L., 5.250%, 04/27/2029		200,000	175,674	2.57
Millicom International Cellular S.A., 5.125%, 01/15/2028		180,000	154,350	2.26
			330,024	4.83

India (Cost $922,025)
Bharti Airtel Ltd., 3.250%, 06/03/2031		200,000	161,656	2.36
Clean Renewable Power Mauritius Pte. Ltd., 4.250%, 03/25/2027		360,000	306,983	4.49
Greenko Power II Ltd., 4.300%, 12/13/2028		185,500	155,607	2.28
India Green Energy Holdings, 5.375%, 04/29/2024		250,000	245,937	3.60
			870,183	12.73

Indonesia (Cost $152,517)
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038		200,000	165,100	2.41
			165,100	2.41

Kuwait (Cost $426,576)
MEGlobal Canada ULC, 5.875%, 05/18/2030		200,000	194,748	2.85
NBK Tier 1 Financing 2 Ltd., (Variable, USD CMT 6Y + 2.832%), 4.500%, 08/27/2025[8]		200,000	183,000	2.68
			377,748	5.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
Mexico (Cost $1,211,174)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[8]		260,000	$236,844	3.47
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[8]		240,000	202,368	2.96
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		200,000	157,994	2.31
Orbia Advance Corp. S.A.B. de C.V., 5.875%, 09/17/2044		200,000	156,000	2.28
Trust Fibra Uno, 6.390%, 01/15/2050		220,000	153,106	2.24
			906,312	13.26

Panama (Cost $199,105)
C&W Senior Financing DAC, 6.875%, 09/15/2027		200,000	170,960	2.50
			170,960	2.50

Peru (Cost $187,100)
Intercorp Peru Ltd., 3.875%, 08/15/2029		200,000	161,620	2.36
			161,620	2.36

Qatar (Cost $281,571)
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 7.004%, 02/07/2025		280,000	281,400	4.12
			281,400	4.12

Romania (Cost $173,900)
NE Property B.V., 2.000%, 01/20/2030	EUR	200,000	155,012	2.27
			155,012	2.27

Russian Federation (Cost $184,629)
Sovcombank Via SovCom Capital DAC, 7.600%, 02/17/2027[6,9]		200,000	—	—
			—	—

South Africa (Cost $588,538)
Absa Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.411%), 6.375%, 05/27/2026[8]		200,000	179,940	2.63
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		210,000	204,750	3.00
Prosus N.V., 3.680%, 01/21/2030		200,000	158,500	2.32
			543,190	7.95

United Arab Emirates (Cost $1,090,118)
DIB Sukuk Ltd., 2.950%, 01/16/2026		240,000	224,325	3.28
DP World Ltd., 6.850%, 07/02/2037		200,000	197,000	2.88
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[8]		200,000	195,252	2.86
Emirates Telecommunications Group Co. PJSC, 0.875%, 05/17/2033	EUR	200,000	154,974	2.27
MAF Global Securities Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.893%), 7.875%, 06/30/2027[8]		200,000	196,875	2.88
			968,426	14.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

	Currency[1]	Par	Value	% of Net Assets
United States (Cost $698,104)
U.S. Treasury Bill, 5.260%, 01/16/2024[10]		706,000	$698,088	10.21
			698,088	10.21

Total Debt Securities (Cost $9,349,712)			6,708,157	98.14

Total Investments in Securities (Cost $9,349,712)			6,708,157	98.14

Total Investments (Total Cost $9,349,712)			6,708,157	98.14

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			126,995	1.86

Net Assets			$6,835,152	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[4]

Restricted security that has been deemed illiquid. At October 31, 2023 the value of these restricted illiquid securities amount to $30,950 or 0.45% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

Oi S.A., 14.000%, 09/07/2024	4/21/23-10/19/23	$30,773
Oi S.A., 14.000%, 09/07/2024	10/4/23-10/24/23	2

[5]	Security is a Level 3 investment.
[6]	Issuer has defaulted on terms of debt obligation.
[7]	Maturity has been extended under the terms of a plan of reorganization.
[8]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[9]	Security has been deemed worthless and is a Level 3 investment.
[10]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2023, the Ashmore Emerging Markets Corporate Income ESG Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/22/2023	Standard Chartered	United States Dollar	327,602	Euro		309,072	$266

Subtotal Appreciation							266

Total							$266

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The inputs of methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$4,337,003	$330	$4,337,333
Corporate Convertible Bonds	—	619,152	—	619,152
Financial Certificates	—	700,977	—	700,977
Government Agencies	—	352,607	—	352,607
Short Term Bills and Notes	—	698,088	—	698,088

Total Debt Securities	—	6,707,827	330	6,708,157
Total Investments	$—	$6,707,827	$330	$6,708,157

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$266	$—	$266
Total Other Financial Instruments	$—	$266	$—	$266

There were no transfers to or from Level 3 during the year ended October 31, 2023.

The amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended October 31, 2023.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$266

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2023

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2023:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(6,166)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 1,308

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2023

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes twelve funds as of October 31, 2023, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund (formerly, Ashmore Emerging Markets Short Duration Select Fund), Ashmore Emerging Markets Debt Fund (formerly, Ashmore Emerging Markets Investment Grade Income Fund) and Ashmore Emerging Markets Corporate Income ESG Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust (i) being Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund’s non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. The fair value of investments may be determined based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Valuation Designee (as defined below) may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. The Valuation Designee (as defined below) may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determination relating to all Fund investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through various committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded.

The Valuation Designee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of an investment. The Valuation Designee may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

Fair valuation may require subjective determinations about the value of a security or asset. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method, net of any applicable tax withholding. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding. Other non-cash dividends are recognized as investment income at the fair value of the property received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from foreign currency exchange transactions.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2023, all inflation-indexed bonds were shown on the Schedule of Investments with their stated coupon rate.

(i) Credit-Linked Notes

Certain Funds may invest in credit-linked notes to provide exposure to the high yield or another fixed income market. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that a Fund invests in are typically listed instruments that typically provide the same return as the underlying reference credit. A Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

In addition, wars, terrorism, environmental and public health risks, and other geopolitical events may contribute to instability in world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and a substantial economic downturn in economies throughout the world. The COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, the effects of which may be greater in developing or emerging market countries due to less established health care systems, could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

On February 24, 2022, the Russian government invaded Ukraine, resulting in sanctions imposed upon various Russian entities and persons by the US and other governments. The Funds may invest in securities and instruments that are economically tied to Russia. Such investments may be negatively impacted by such sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Fund may no longer seek to hold. Ashmore will continue to actively manage these positions in the best interests of the Funds and their shareholders.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources are based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company, including related oversight and reporting requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Among other things, Rule 2a-5 permits the Board to designate the Funds’ investment adviser to perform the Funds’ fair value determinations, which are subject to Board oversight. Pursuant to Rule 2a-5, the Board approved changes to the Funds’ valuation policies and procedures and designated the Funds’ investment adviser, Ashmore Investment Advisors Limited, to serve as the “valuation designee” to perform the Funds’ fair value determinations.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2023, the Funds did not hold any reverse repurchase agreements.

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2023, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	284,055	$1,383,736	22,112	$104,055	(432,918)	$(2,011,639)	(126,751)	$(523,848)
Ashmore Emerging Markets Local Currency Bond Fund	3,650	24,374	657	3,993	(30,829)	(201,321)	(26,522)	(172,954)
Ashmore Emerging Markets Corporate Income Fund	261,821	1,359,697	48,112	253,902	(529,621)	(2,766,003)	(219,688)	(1,152,404)
Ashmore Emerging Markets Short Duration Fund	2,286,924	10,381,902	143,671	643,004	(1,347,038)	(5,922,593)	1,083,557	5,102,313
Ashmore Emerging Markets Active Equity Fund	98	753	145	1,014	(125,762)	(878,618)	(125,519)	(876,851)
Ashmore Emerging Markets Small-Cap Equity Fund	140,142	1,540,647	—	—	(139,219)	(1,543,103)	923	(2,456)
Ashmore Emerging Markets Frontier Equity Fund	38,001	323,023	4,293	36,169	(206,937)	(1,762,062)	(164,643)	(1,402,870)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity Fund	460,109	$4,522,664	1,253	$12,505	(351,596)	$(3,535,339)	109,766	$999,830
Ashmore Emerging Markets Equity ESG Fund	—	—	1	4	—	—	1	4
Ashmore Emerging Markets Low Duration Fund	—	—	3	29	—	—	3	29
Ashmore Emerging Markets Debt Fund	—	—	5	35	—	—	5	35
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	5	32	—	—	5	32

Transactions in Class C shares for the year ended October 31, 2023, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	2,768	$13,075	9,215	$43,244	(83,318)	$(392,770)	(71,335)	$(336,451)
Ashmore Emerging Markets Local Currency Bond Fund	168	1,000	2	13	(435)	(2,623)	(265)	(1,610)
Ashmore Emerging Markets Corporate Income Fund	19,840	106,650	20,469	107,863	(108,926)	(575,973)	(68,617)	(361,460)
Ashmore Emerging Markets Short Duration Fund	—	—	4,981	21,358	(38,682)	(162,274)	(33,701)	(140,916)
Ashmore Emerging Markets Active Equity Fund	—	—	1	10	—	—	1	10

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Small-Cap Equity Fund	—	$—	—	$—	(2,780)	$(32,766)	(2,780)	$(32,766)
Ashmore Emerging Markets Frontier Equity Fund	10,431	85,000	105	856	(20,850)	(169,796)	(10,314)	(83,940)
Ashmore Emerging Markets Equity Fund	525	5,000	44	415	(6,099)	(56,063)	(5,530)	(50,648)
Ashmore Emerging Markets Equity ESG Fund	—	—	—	1	—	—	—	1
Ashmore Emerging Markets Low Duration Fund	—	—	3	25	—	—	3	25
Ashmore Emerging Markets Debt Fund	—	—	4	31	—	—	4	31
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	4	29	—	—	4	29

Transactions in Institutional Class shares for the year ended October 31, 2023, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	21,462,386	$103,688,703	5,751,175	$27,466,748	(41,319,719)	$(194,962,456)	(14,106,158)	$(63,807,005)
Ashmore Emerging Markets Local Currency Bond Fund	926,798	5,962,700	29,415	188,256	(243,450)	(1,555,825)	712,763	4,595,131
Ashmore Emerging Markets Corporate Income Fund	4,608,281	25,902,099	886,855	4,880,428	(9,541,955)	(52,482,610)	(4,046,819)	(21,700,083)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Short Duration Fund	1,706,959	$7,924,774	191,162	$843,363	(3,269,750)	$(14,582,175)	(1,371,629)	$(5,814,038)
Ashmore Emerging Markets Active Equity Fund	5,963,911	43,140,305	50,777	358,852	(14,732,134)	(110,895,068)	(8,717,446)	(67,395,911)
Ashmore Emerging Markets Small-Cap Equity Fund	105,339	1,528,927	—	—	(22,369)	(342,101)	82,970	1,186,826
Ashmore Emerging Markets Frontier Equity Fund	1,447,138	14,280,948	120,113	1,184,204	(2,266,405)	(22,396,106)	(699,154)	(6,930,954)
Ashmore Emerging Markets Equity Fund	4,734,389	45,556,845	91,838	879,491	(6,369,748)	(60,335,833)	(1,543,521)	(13,899,497)
Ashmore Emerging Markets Equity ESG Fund	—	—	6,122	57,295	—	—	6,122	57,295
Ashmore Emerging Markets Low Duration Fund	110	935	34,976	299,814	—	—	35,086	300,749
Ashmore Emerging Markets Debt Fund	305	2,240	90,996	718,685	—	—	91,301	720,925
Ashmore Emerging Markets Corporate Income ESG Fund	169	1,027	52,024	336,062	—	—	52,193	337,089

Transactions in Class A shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	135,533	$746,025	29,232	$161,915	(616,950)	$(3,388,400)	(452,185)	$(2,480,460)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Local Currency Bond Fund	—	$—	288	$1,965	(8,274)	$(53,145)	(7,986)	$(51,180)
Ashmore Emerging Markets Corporate Income Fund	463,186	2,972,787	73,956	460,197	(1,062,469)	(6,418,407)	(525,327)	(2,985,423)
Ashmore Emerging Markets Short Duration Fund	790,721	4,146,328	58,372	321,960	(1,157,545)	(6,413,996)	(308,452)	(1,945,708)
Ashmore Emerging Markets Active Equity Fund	66,229	829,209	12,344	110,600	(75,330)	(928,829)	3,243	10,980
Ashmore Emerging Markets Small-Cap Equity Fund	20,187	236,302	395	4,383	(2,514)	(26,874)	18,068	213,811
Ashmore Emerging Markets Frontier Equity Fund	121,153	1,162,585	5,305	49,448	(18,226)	(169,813)	108,232	1,042,220
Ashmore Emerging Markets Equity Fund	526,316	4,873,180	30,195	385,536	(415,892)	(4,122,940)	140,619	1,135,776
Ashmore Emerging Markets Equity ESG Fund	—	—	15	186	—	—	15	186
Ashmore Emerging Markets Low Duration Fund	—	—	3	27	—	—	3	27
Ashmore Emerging Markets Debt Fund	—	1	3	27	—	—	3	28
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	4	34	—	—	4	34

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Transactions in Class C shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	21,745	$132,090	12,015	$64,413	(145,407)	$(778,676)	(111,647)	$(582,173)
Ashmore Emerging Markets Local Currency Bond Fund	—	14	45	298	(3,277)	(22,087)	(3,232)	(21,775)
Ashmore Emerging Markets Corporate Income Fund	5,577	36,731	30,372	191,362	(442,674)	(2,842,944)	(406,725)	(2,614,851)
Ashmore Emerging Markets Short Duration Fund	2,014	10,128	6,702	35,870	(124,451)	(742,356)	(115,735)	(696,358)
Ashmore Emerging Markets Active Equity Fund	—	—	44	383	—	—	44	383
Ashmore Emerging Markets Small-Cap Equity Fund	3,716	57,747	58	704	(10,010)	(128,112)	(6,236)	(69,661)
Ashmore Emerging Markets Frontier Equity Fund	21,355	199,113	264	2,406	(6,547)	(54,411)	15,072	147,108
Ashmore Emerging Markets Equity Fund	9,853	118,464	789	9,242	(3,817)	(60,171)	6,825	67,535
Ashmore Emerging Markets Equity ESG Fund	—	—	16	186	—	—	16	186
Ashmore Emerging Markets Low Duration Fund	—	—	2	20	—	(1)	2	19
Ashmore Emerging Markets Debt Fund	—	1	3	21	—	(1)	3	21

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Income ESG Fund	—	$—	4	$29	—	$—	4	$29

Transactions in Institutional Class shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	35,097,385	$198,826,280	7,263,823	$40,206,127	(112,493,148)	$(652,313,258)	(70,131,940)	$(413,280,851)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	9,772	69,775	(180,201)	(1,173,845)	(170,429)	(1,104,070)
Ashmore Emerging Markets Corporate Income Fund	6,216,439	43,405,532	1,216,017	7,981,464	(26,058,215)	(171,188,218)	(18,625,759)	(119,801,222)
Ashmore Emerging Markets Short Duration Fund	2,592,971	14,632,635	786,529	4,355,127	(9,665,352)	(53,091,917)	(6,285,852)	(34,104,155)
Ashmore Emerging Markets Active Equity Fund	10,481,613	85,638,558	1,843,774	16,690,212	(7,752,534)	(68,974,979)	4,572,853	33,353,791
Ashmore Emerging Markets Small-Cap Equity Fund	60,566	1,072,241	5,607	83,575	(144,386)	(2,192,594)	(78,213)	(1,036,778)
Ashmore Emerging Markets Frontier Equity Fund	2,379,362	25,822,772	114,240	1,241,797	(1,960,274)	(21,530,411)	533,328	5,534,158
Ashmore Emerging Markets Equity Fund	9,518,704	108,344,606	922,024	11,164,600	(6,225,169)	(67,403,620)	4,215,559	52,105,586

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity ESG Fund	—	$—	156,478	$1,877,075	—	$—	156,478	$1,877,075
Ashmore Emerging Markets Low Duration Fund	10,968	104,841	30,711	274,449	(11,004)	(100,912)	30,675	278,378
Ashmore Emerging Markets Debt Fund	—	801	67,001	573,721	—	(1)	67,001	574,521
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	47,045	353,954	—	—	47,045	353,954

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.	Investment transactions

For the year ended October 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$240,350,099	$271,552,162
Ashmore Emerging Markets Local Currency Bond Fund	10,989,964	6,489,196
Ashmore Emerging Markets Corporate Income Fund	44,229,177	71,344,451
Ashmore Emerging Markets Short Duration Fund	25,725,995	26,786,719
Ashmore Emerging Markets Active Equity Fund	78,988,584	146,176,851
Ashmore Emerging Markets Small-Cap Equity Fund	8,013,312	6,901,008
Ashmore Emerging Markets Frontier Equity Fund	60,578,713	65,713,071
Ashmore Emerging Markets Equity Fund	85,217,708	96,872,522
Ashmore Emerging Markets Equity ESG Fund	5,350,249	5,518,808
Ashmore Emerging Markets Low Duration Fund	4,470,133	4,557,218
Ashmore Emerging Markets Debt Fund	18,186,203	17,833,238
Ashmore Emerging Markets Corporate Income ESG Fund	2,321,434	1,943,699

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recharacterization of income recognition on investments in PFICs. At October 31, 2023, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$3,601,457	$(190,072,029)	$(186,470,572)	$627,000,980
Ashmore Emerging Markets Local Currency Bond Fund	220,592	(842,146)	(621,554)	10,544,617
Ashmore Emerging Markets Corporate Income Fund	192,491	(45,910,515)	(45,718,024)	116,928,707
Ashmore Emerging Markets Short Duration Fund	149,942	(59,720,987)	(59,571,045)	119,374,982
Ashmore Emerging Markets Active Equity Fund	551,245	(6,215,781)	(5,664,536)	28,314,889
Ashmore Emerging Markets Small-Cap Equity Fund	543,744	(1,688,674)	(1,144,930)	9,500,387
Ashmore Emerging Markets Frontier Equity Fund	3,815,300	(6,176,783)	(2,361,483)	61,624,157
Ashmore Emerging Markets Equity Fund	6,880,965	(19,860,172)	(12,979,207)	104,413,331
Ashmore Emerging Markets Equity ESG Fund	879,461	(1,175,814)	(296,353)	10,019,172
Ashmore Emerging Markets Low Duration Fund	5,157	(350,751)	(345,594)	9,439,883
Ashmore Emerging Markets Debt Fund	6,692	(1,848,488)	(1,841,796)	17,955,505
Ashmore Emerging Markets Corporate Income ESG Fund	13,176	(2,654,867)	(2,641,691)	9,349,978

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Distributable earnings/ (Accumulated loss)
Ashmore Emerging Markets Total Return Fund	$(607,767)	$607,767
Ashmore Emerging Markets Low Duration Fund	(16,040)	16,040
Ashmore Emerging Markets Debt Fund	(72,000)	72,000

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2023	Long-Term Capital Loss Carryforward at October 31, 2023
Ashmore Emerging Markets Total Return Fund	$(38,359,674)	$(286,429,687)
Ashmore Emerging Markets Local Currency Bond Fund	—	(1,075,418)
Ashmore Emerging Markets Corporate Income Fund	(28,118,434)	(95,411,393)
Ashmore Emerging Markets Short Duration Fund	(100,241,311)	(248,270,199)
Ashmore Emerging Markets Active Equity Fund	(12,237,024)	(7,154,292)
Ashmore Emerging Markets Small-Cap Equity Fund	(209,933)	(3,764,066)
Ashmore Emerging Markets Frontier Equity Fund	(5,177,700)	(2,257,239)
Ashmore Emerging Markets Equity Fund	(4,430,401)	(9,097,261)
Ashmore Emerging Markets Equity ESG Fund	(437,934)	(1,046,143)
Ashmore Emerging Markets Low Duration Fund	(566,988)	(667,272)
Ashmore Emerging Markets Debt Fund	(603,561)	(3,060,822)
Ashmore Emerging Markets Corporate Income ESG Fund	(406,919)	(989,361)

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2023, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(325,250,496)	$(186,470,572)	$(511,721,068)
Ashmore Emerging Markets Local Currency Bond Fund	175,785	—	(1,081,033)	(621,554)	(1,526,802)
Ashmore Emerging Markets Corporate Income Fund	190,406	—	(123,599,392)	(45,718,023)	(169,127,009)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Short Duration Fund	$539,909	$—	$(350,943,138)	$(59,571,045)	$(409,974,274)
Ashmore Emerging Markets Active Equity Fund	25,377	—	(19,391,316)	(5,664,536)	(25,030,475)
Ashmore Emerging Markets Small-Cap Equity Fund	56,098	—	(3,973,999)	(1,144,930)	(5,062,831)
Ashmore Emerging Markets Frontier Equity Fund	261,945	—	(7,437,504)	(2,361,483)	(9,537,042)
Ashmore Emerging Markets Equity Fund	116,584	—	(13,527,706)	(12,979,207)	(26,390,329)
Ashmore Emerging Markets Equity ESG Fund	6,302	—	(1,491,461)	(296,353)	(1,781,512)
Ashmore Emerging Markets Low Duration Fund	—	—	(1,245,139)	(345,594)	(1,590,733)
Ashmore Emerging Markets Debt Fund	—	—	(3,686,707)	(1,841,796)	(5,528,503)
Ashmore Emerging Markets Corporate Income ESG Fund	14,368	—	(1,491,866)	(2,641,691)	(4,119,189)

The taxable character of distributions paid during the fiscal year ended October 31, 2023, were as follows:

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$29,192,184	$—	$—	$607,767	$29,799,951
Ashmore Emerging Markets Local Currency Bond Fund	292,712	—	—	—	292,712
Ashmore Emerging Markets Corporate Income Fund	6,827,030	—	—	—	6,827,030
Ashmore Emerging Markets Short Duration Fund	5,645,584	—	—	—	5,645,584
Ashmore Emerging Markets Active Equity Fund	528,398	—	—	—	528,398

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Small-Cap Equity Fund	$—	$—	$—	$—	$—
Ashmore Emerging Markets Frontier Equity Fund	1,284,796	—	—	—	1,284,796
Ashmore Emerging Markets Equity Fund	1,579,990	—	—	—	1,579,990
Ashmore Emerging Markets Equity ESG Fund	81,886	—	—	—	81,886
Ashmore Emerging Markets Low Duration Fund	399,474	—	—	16,040	415,514
Ashmore Emerging Markets Debt Fund	923,107	—	—	72,000	995,107
Ashmore Emerging Markets Corporate Income ESG Fund	454,983	—	—	—	454,983

The taxable character of distributions paid during the fiscal year ended October 31, 2022, were as follows:

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$8,689,581	$—	$—	$34,907,836	$43,597,417
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	96,593	96,593
Ashmore Emerging Markets Corporate Income Fund	13,585,220	—	—	—	13,585,220
Ashmore Emerging Markets Short Duration Fund	7,632,749	—	—	—	7,632,749
Ashmore Emerging Markets Active Equity Fund	1,317,312	12,469,758	3,770,195	179,017	17,736,282
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	93,675	93,675
Ashmore Emerging Markets Frontier Equity Fund	1,376,268	—	—	—	1,376,268

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Equity Fund	$1,320,223	$9,747,840	$10,479,774	$251,500	$21,799,337
Ashmore Emerging Markets Equity ESG Fund	—	1,234,205	806,922	25,236	2,066,363
Ashmore Emerging Markets Low Duration Fund	322,963	—	—	—	322,963
Ashmore Emerging Markets Debt Fund	675,024	—	—	—	675,024
Ashmore Emerging Markets Corporate Income ESG Fund	416,491	—	—	—	416,491

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.	Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, required disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

Rule 18f-4 under the 1940 Act provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, are not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Rule 18f-4 may limit a Fund’s ability to use derivatives as part of its investment strategy, make derivatives more costly or otherwise adversely affect Fund performance.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2023, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund had average quarterly contract notional exposures of $261,331,578, $7,811,671, $2,898,774, $83,704, $10,270, $4,135, $188,434, $768,563 and $226,267, respectively, related to forward foreign currency exchange contracts.

(b) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statements of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2023, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $28,008,121 and $1,772,249 , respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2023:

Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Barclays	$3,972	$(3,972)	$—	$—
BNP Paribas	98,201	(98,201)	—	—
Citibank	46,755	(46,755)	—	—
HSBC Bank	207,185	(193,917)	(13,268)	—
JP Morgan	9,097	(9,097)	—	—
Merrill Lynch	316,707	(97,372)	—	219,335
Morgan Stanley	226,894	(183,396)	—	43,498
State Street	3,602	(1,530)	—	2,072

Total	$912,413	$(634,240)	$(13,268)	$264,905

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Barclays	$8,620	$(3,972)	$—	$4,648

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

BNP Paribas	$370,599	$(98,201)	$—	$272,398
Citibank	713,815	(46,755)	—	667,060
Deutsche Bank	144,201	—	—	144,201
HSBC Bank	193,917	(193,917)	—	—
JP Morgan	21,579	(9,097)	—	12,482
Merrill Lynch	97,372	(97,372)	—	—
Morgan Stanley	183,396	(183,396)	—	—
Santander	1,892	—	—	1,892
Standard Chartered	254,160	—	—	254,160
State Street	1,530	(1,530)	—	—
UBS	58,673	—	—	58,673

Total	$2,049,754	$(634,240)	$—	$1,415,514

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Barclays	$289	$(186)	$—	$103
BNP Paribas	9,750	(2,745)	—	7,005
Citibank	1,858	(1,858)	—	—
Deutsche Bank	1,861	(1,861)	—	—
HSBC Bank	27,292	(5,772)	—	21,520
JP Morgan	241	(241)	—	—
Merrill Lynch	7,795	(630)	—	7,165
Morgan Stanley	6,092	(6,092)	—	—
Standard Chartered	11	(11)	—	—
State Street	77	(43)	—	34

Total	$55,266	$(19,439)	$—	$35,827

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Barclays	$186	$(186)	$—	$—
BNP Paribas	2,745	(2,745)	—	—
Citibank	22,509	(1,858)	—	20,651
Deutsche Bank	5,346	(1,861)	—	3,485
HSBC Bank	5,772	(5,772)	—	—
JP Morgan	1,104	(241)	—	863

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Merrill Lynch	$630	$(630)	$—	$—
Morgan Stanley	11,184	(6,092)	—	5,092
Standard Chartered	19,020	(11)	—	19,009
State Street	43	(43)	—	—
UBS	3,181	—	—	3,181

Total	$71,720	$(19,439)	$—	$52,281

Ashmore Emerging Markets Corporate Income Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

HSBC Bank	$2,066	$—	$—	$2,066
Standard Chartered	473	(473)	—	—
State Street	53,395	—	—	53,395

Total	$55,934	$(473)	$—	$55,461

Ashmore Emerging Markets Corporate Income Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Barclays	$18,157	$—	$—	$18,157
Citibank	1,764	—	—	1,764
Standard Chartered	648	(473)	—	175

Total	$20,569	$(473)	$—	$20,096

Ashmore Emerging Markets Short Duration Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

HSBC Bank	$392	$—	$—	$392

Total	$392	$—	$—	$392

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Ashmore Emerging Markets Low Duration Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Barclays	$155	$(18)	$—	$137

Total	$155	$(18)	$—	$137

Ashmore Emerging Markets Low Duration Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Barclays	$18	$(18)	$—	$—

Total	$18	$(18)	$—	$—

Ashmore Emerging Markets Debt Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Morgan Stanley	$227	$—	$—	$227

Total	$227	$—	$—	$227

Ashmore Emerging Markets Corporate Income ESG Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Standard Chartered	$266	$—	$—	$266

Total	$266	$—	$—	$266

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.75%*
Ashmore Emerging Markets Corporate Income Fund	0.85%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.25%**

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Rate
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.00%***
Ashmore Emerging Markets Equity ESG Fund	1.00%***
Ashmore Emerging Markets Low Duration Fund	0.65%
Ashmore Emerging Markets Debt Fund	0.65%****
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%

*Prior to February 28, 2023, the contractual management fee was 0.95% of average daily net assets.

**Prior to February 28, 2023, the contractual management fee was 1.50% of average daily net assets.

***Prior to February 28, 2023, the contractual management fee was 1.15% of average daily net assets.

****Prior to August 1, 2023, the contractual management fee was 0.70% of average daily net assets.

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for certain other expenses to the extent that a Fund’s Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expenses, taxes, custodial credits, transfer agency credits, expense offset arrangements, and extraordinary expenses, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses) for the Fund’s Class A, Class C and Institutional Class Shares exceed the percentage of the average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed. The contractual expense limitation arrangement is expected to continue until at least February 28, 2024 (and, with respect to Ashmore Emerging Markets Debt Fund, until at least February 28, 2025). The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety (90) days’ written notice to the Investment Manager. The expense limitation arrangement may be terminated before February 28, 2024 (and, with respect to Ashmore Emerging Markets Debt Fund, before February 28, 2025) only by the Board of Trustees.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.02%	1.77%	0.77%
Ashmore Emerging Markets Corporate Income Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.52%	2.27%	1.27%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Equity ESG Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Low Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Debt Fund	0.92%	1.67%	0.67%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2024	2025	2026	Total
Ashmore Emerging Markets Total Return Fund	$1,209,234	$1,119,411	$1,023,234	$3,351,879
Ashmore Emerging Markets Local Currency Bond Fund	152,924	121,907	168,860	443,691
Ashmore Emerging Markets Corporate Income Fund	361,106	345,989	276,983	984,078
Ashmore Emerging Markets Short Duration Fund	203,439	216,728	228,856	649,023
Ashmore Emerging Markets Active Equity Fund	208,770	220,507	266,050	695,327
Ashmore Emerging Markets Small-Cap Equity Fund	100,902	110,918	150,305	362,125
Ashmore Emerging Markets Frontier Equity Fund	238,815	342,706	355,358	936,879
Ashmore Emerging Markets Equity Fund	172,553	280,776	412,520	865,849
Ashmore Emerging Markets Equity ESG Fund	148,942	110,142	121,592	380,676
Ashmore Emerging Markets Low Duration Fund	75,473	77,472	91,077	244,022
Ashmore Emerging Markets Debt Fund	155,066	86,233	103,221	344,520
Ashmore Emerging Markets Corporate Income ESG Fund	146,750	99,997	85,004	331,751

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

During the year ended October 31, 2023, none of the Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates.

As of October 31, 2023, Ashmore Management Company Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Local Currency Bond Fund	—%	100.00%	89.59%
Ashmore Emerging Markets Active Equity Fund	—%	100.00%	75.78%
Ashmore Emerging Markets Equity ESG Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Low Duration Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Debt Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Corporate Income ESG Fund	100.00%	100.00%	100.00%

In addition to the Ashmore Management Company Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Total Return Fund	Class A	5	22.92%, 22.64%, 18.70%, 15.64%, 10.17%

	Class C	4	51.58%, 24.36%, 17.02%, 7.03%

	Institutional Class	4	52.27%, 13.09%, 12.72%, 7.30%

Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	77.77%, 11.14%, 6.85%

	Institutional Class	1	9.91%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Corporate Income Fund	Class A	5	32.90%, 23.94%, 20.23%, 10.31%, 6.12%

	Class C	5	59.15%, 11.45%, 10.70%, 8.62%, 5.79%

	Institutional Class	5	26.03%, 17.27%, 9.32%, 7.77%, 6.02%

Ashmore Emerging Markets Short Duration Fund	Class A	2	88.47%, 8.06%

	Class C	5	39.69%, 32.24%, 9.79%, 8.85%, 7.27%

	Institutional Class	3	48.71%, 40.98%, 7.00%

Ashmore Emerging Markets Active Equity Fund	Class A	2	84.38%, 15.60%

	Institutional Class	2	13.34%, 8.20%

Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	33.41%, 29.56%, 27.45%, 6.66%

	Class C	2	61.92%, 38.08%

	Institutional Class	6	25.71%, 24.32%, 22.81%, 12.82%, 5.86%, 5.85%

Ashmore Emerging Markets Frontier Equity Fund	Class A	2	61.98%, 28.90%

	Class C	2	89.52%, 7.99%

	Institutional Class	3	42.61%, 30.45%, 21.85%

Ashmore Emerging Markets Equity Fund	Class A	2	79.77%, 18.63%

	Class C	5	42.61%, 19.40%, 17.57%, 6.50%, 6.28%

	Institutional Class	5	38.68%, 19.17%, 13.40%, 10.14%, 8.42%

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2023

13.	Subsequent events

At its meeting on December 13, 2023, the Board appointed Taurai Sigauke as the Trust’s Treasurer and Principal Financial and Accounting Officer, such appointment to be effective January 31, 2024, in replacement of Richard Longstaff, who will resign from these officer positions with the Trust effective as of the same date.

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no additional subsequent events relevant for financial statement adjustment or disclosure, other than the item mentioned above.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (UNAUDITED)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately US$2.2 billion at June 30, 2023. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts eleven offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore Group plc. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilised; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate LTIP, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration, and as Remuneration Committee advisors. The Remuneration Committee’s terms of reference can be found here:

https://ir.ashmoregroup.com/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (UNAUDITED) (CONTINUED)

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2023 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	18	£177,023	£23,415	£200,438
Ashmore Emerging Markets Local Currency Bond Fund	16	2,768	378	3,146
Ashmore Emerging Markets Corporate Income Fund	17	24,708	3,382	28,090
Ashmore Emerging Markets Short Duration Fund	17	17,857	2,444	20,301
Ashmore Emerging Markets Active Equity Fund	18	21,784	3,493	25,277
Ashmore Emerging Markets Small-Cap Equity Fund	18	8,165	1,309	9,474
Ashmore Emerging Markets Frontier Equity Fund	18	54,492	8,738	63,230
Ashmore Emerging Markets Equity Fund	18	98,047	15,722	113,769
Ashmore Emerging Markets Equity ESG Fund	18	9,623	1,543	11,166
Ashmore Emerging Markets Low Duration Fund	17	2,947	403	3,350
Ashmore Emerging Markets Debt Fund	17	5,488	751	6,239
Ashmore Emerging Markets Corporate Income ESG Fund	17	2,205	302	2,507
Total AIAL	18	£879,903	£125,827	£1,005,730

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2023

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s Web site at www.sec.gov within sixty days after the Funds’ first and third fiscal quarters. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Street

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

617-728-7100

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eleven portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 65)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	12	Microvast Holdings, Inc. Board of Directors (Class III Director) since July 2022
Michael Chamberlin (Age 74)	Trustee	Indefinite term; Trustee since 2012	Executive Director and CEO, Emerging Markets Traders Association(1).	12	None
Joseph Grainger (Age 69)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(2) (Age 60)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	12	BC Partners Lending Corp Portman Ridge Finance Corp Logan Ridge Finance Corp Alternative Credit Income Fund Opportunistic Credit Interval Fund
Stephen Hicks(3) (Age 63)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014.	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(2)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(3)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 60)	Trustee, Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer, Ashmore Investment Management (US) Corp., since November 2008 – Present.
Alexandra Autrey (Age 47)	Chief Legal Officer	Indefinite term; since inception	Group General Counsel and Company Secretary, Ashmore Group plc, since May 2021; Group Head of Legal and Transaction Management, Ashmore Group plc, from January 2012 – April 2021.
Richard Longstaff(4) (Age 43)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since October 2023	Head of Fund Accounting and 40 Act Treasurer, since October 2023.
Matthew Butryman (Age 39)	Secretary and Chief Compliance Officer	Indefinite term; since November 2022	Chief Compliance Officer, Ashmore Investment Management (US) Corp., from October 2022 – Present; Senior Vice President and Senior Compliance Officer, Pacific Investment Management Company LLC (PIMCO), from January 2021 – October 2022; Vice President and Senior Compliance Officer, PIMCO, January 2018 – December 2020.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(4)

At its meeting on December 13, 2023, the Board appointed Taurai Sigauke as the Trust’s Treasurer and Principal Financial and Accounting Officer, such appointment to be effective January 31, 2024, in replacement of Richard Longstaff, who will resign from these officer positions with the Trust effective as of the same date.

(b)        Not applicable.

Item 2. Code of Ethics.

(a)

As of October 31, 2023, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant

2

in connection with statutory and regulatory filings or engagements for those fiscal years are $360,950 in 2023 and $343,760 in 2022.

Item 4 (b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4 (c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are NONE in 2023 and NONE in 2022.

Item 4 (d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG and its affiliates, other than the services reported in paragraphs (a) through (c) of this Item, are GBP 103,000 in 2023 and GBP 100,000 in 2022 for reports on internal controls.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 9, 2022, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG and its affiliates for services rendered to the registrant and service affiliates for the last two fiscal years are GBP 103,000 for 2023 and GBP 100,000 for 2022.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

3

Item 4(i): Not applicable.

Item 4(j): Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by

4

this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:  January 4, 2024

By	/s/ Richard Longstaff
Richard Longstaff, Treasurer
(Principal Financial and Accounting Officer)

Date:  January 4, 2024

6